UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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eBay Inc.

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POP!
SUICIDE SQUAD
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HARLEY QUINN
CHICAGO BULLS
149
SPIDER-MAN
1158
STAR WARS
402
THE MANDALORIAN

In 2024, we received several awards recognizing our culture, workplace and commitments to responsible business.

Sixth year in a row as a member of the Dow Jones **Best-in-Class World Index**

17th year in a row with a 100% rating in the **Corporate Equality Index**

Recognized by TIME as one of the **World's Most Sustainable Companies**

Second year in a row recognized by FORTUNE as one of the **Most Innovative Companies**

Fifth year ranked in the U.S. Environmental Protection Agency's **Green Power Partnership National Top 100**

Recognized by Forbes as one of the **Best Employers for New Grads**

Second year in a row recognized by U.S. News & World Report as one of the **Best Companies to Work For**

   2025 Proxy Statement

Letter to Our Stockholders
Dear Fellow Stockholders:
eBay’s shared values of transparency, responsibility, and business performance have supported our mission to empower people and create economic opportunity for all throughout 2024. As your Board of Directors, we are focused on creating long-term, sustainable value for stockholders. Drawing on your input, we are supporting our leadership team in realizing its vision and strategy for eBay, a marketplace that will continue to connect people and build communities to create economic opportunity for all. You are cordially invited to attend our 2025 Annual Meeting of Stockholders of eBay Inc. (the “Annual Meeting”) to be held on June 25, 2025, at 8:00 a.m. Pacific Time. The matters expected to be acted upon at the Annual Meeting are described in detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.
Board Election
We are soliciting proxies for the election at our Annual Meeting of 11 individuals to serve as directors of eBay until the 2026 Annual Meeting of Stockholders.
Board Refreshment
Our Board is guided by the principles that our outside directors should have an average tenure of ten years or less and that the addition of new directors over time to “refresh” our Board is desirable. Of our 10 current non-employee directors, six joined our Board in 2020 or later and two joined in 2024, Bill Nash and Zane Rowe.
Engaging Virtually
This year will be our sixth virtual annual meeting. We believe hosting the meeting virtually improves your ability to attend and participate while saving you the time and expense of travel. In our virtual meeting, participants join via a website where they can listen to the speakers, view any presentations, submit questions and comments, hear the Company’s responses, and vote their shares electronically. We recommend that participants log in at least 15 minutes prior to the start of the meeting.
Thank you for your continued investment in eBay. We are proud to represent stockholder interests in this great Company and look forward to meeting with you at our Annual Meeting.
Sincerely,
Your Board of Directors
Adriane M. Brown
Aparna Chennapragada
Logan D. Green
E. Carol Hayles
Jamie J. Iannone
Shripriya Mahesh
William D. Nash
Paul S. Pressler
Zane Rowe
Mohak Shroff
Perry M. Traquina

2025 Proxy Statement   1
Notice of Annual
     Meeting of
   Stockholders
The 2025 Annual Meeting of Stockholders of eBay Inc. (“eBay,” “we,” “us” or the “Company”) will be conducted virtually on the Internet. There will be no in-person meeting.
Date and Time Wednesday, June 25, 2025 8:00 a.m. Pacific Time	Web Address www.virtualshareholdermeeting. com/EBAY2025	Record Date You are eligible to vote if you were a stockholder at the close of business on April 28, 2025.
Proposals Requiring Your Vote
DESCRIPTION			BOARD’S RECOMMENDATION	FURTHER DETAILS
Proposal	1	Election of 11 directors named in this Proxy Statement to our Board to hold office until our 2026 Annual Meeting of Stockholders	FOR Each Director Nominee	Page 7
Proposal	2	Ratification of appointment of independent auditors	FOR	Page 34
Proposal	3	Advisory vote to approve named executive officer compensation	FOR	Page 39
Proposal	4	Approval of the Amendment and Restatement of the eBay Equity Incentive Award Plan	FOR	Page 74
Proposal	5	Stockholder proposal, if properly presented	AGAINST	Page 83
Proposal	6	Stockholder proposal, if properly presented	AGAINST	Page 86
Stockholders as of the record date will also transact on such other business as may properly come before our Annual Meeting or any adjournment or postponement of the Annual Meeting. The items of business are described more fully in the accompanying Proxy Statement. We will be providing access to our proxy materials over the internet under Securities and Exchange Commission (“SEC”) “notice and access” rules. As a result, on or about April 30, 2025, we are mailing to many of our stockholders a notice instead of a paper copy of the Proxy Statement and our 2024 Annual Report. In the event of a technical malfunction or other situation that at the discretion of the Chair of our Board may affect the ability of the Annual Meeting to satisfy the requirements for a meeting of stockholders to be held, the Chair of our Board or our Secretary will convene the meeting at 4:00 p.m. Pacific Time on the same date and at the location specified above solely for the purpose of holding the adjourned meeting at this later time. Under the foregoing circumstances, we will post information regarding the announcement on our investor relations website at https://investors.ebayinc.com/.
How to Vote
Your Vote Is Important. Even if you plan to attend the meeting, please vote as soon as possible using any of the following methods. In all cases, you should have your notice, or if you requested to receive printed proxy materials, your proxy card or voting instruction form, on hand and follow the instructions:

Online	Phone	Mail
You can vote your shares online at www.proxyvote.com.	You can vote your shares by calling +1 (800) 690-6903.	Date and sign your proxy card or voting instruction form and return it in the postage-paid envelope.
By Order of the Board of Directors,
Samantha Wellington
Secretary
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on June 25, 2025: the Proxy Statement and the Annual Report are Available at https://investors.ebayinc.com/financial-information/annual-reports/default.aspx.

2   2025 Proxy Statement

1	Notice of Annual Meeting of Stockholders
7	Proposal 1: Election of Directors
	8	Director Nominees
14	Corporate Governance
	14	Highlights
	15	Board Composition and Independence
	17	Board Leadership Structure and Effectiveness
	22	Board Oversight
	26	Stockholder Engagement
	27	Governance Policies and Practices
31	Compensation of Directors
34	Proposal 2: Ratification of Appointment of Independent Auditors
	34	Audit Matters
	35	Audit and Other Professional Fees
	35	Audit Committee Pre-Approval Policy
	35	Auditor Independence
	36	Audit Committee Report
37	Our Executive Officers
39	Proposal 3: Advisory Vote to Approve Named Executive Officer Compensation
40	Executive Compensation
	40	Compensation Discussion and Analysis
	59	Compensation and Human Capital Committee Report
	60	Executive Compensation Tables
	69	CEO Pay Ratio
	69	Pay Versus Performance
74	Proposal 4: Approval of the Amendment and Restatement of our Equity Incentive Plan
83	Proposal 5: Stockholder Proposal
	84	Board Statement in Opposition
86	Proposal 6: Stockholder Proposal
	87	Board Statement in Opposition
89	Equity Compensation Plan Information
89	Security Ownership of Certain Beneficial Owners and Management
91	Questions and Answers about the Proxy Materials and our 2025 Annual Meeting
97	Other Matters
98	Appendix A—Amendment and Restatement of our Equity Incentive Plan
Forward-Looking Statements. This Proxy Statement contains forward-looking statements. All statements in this proxy statement, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives, targets, commitments and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements appear throughout this Proxy Statement. These forward-looking statements generally are identified by the words “aim,” “anticipate,” “believe,” “commit,” “continue,” “could,” “drive,” “expect,” “estimate,” “goal,” “grow,” “intend,” “forecast,” “future,” “goal,” “likely,” “maintain,” “may,” “objective,” “ongoing,” “opportunity,” “plan,” “possible,” “potential,” “project,” “seek,” “shall,” “should,” “strategy,” “target,” “will,” “would,” and similar expressions. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. These risks and uncertainties include, but are not limited to, the risks detailed in our filings with the SEC, including the Risk Factors section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.
Incorporation by Reference. Neither the Compensation and Human Capital Committee Report nor the Audit Committee Report shall be deemed filed with the SEC or incorporated by reference into any prior or future filings made by our Company under the Securities Act or the Exchange Act.
References in this Proxy Statement to our Company website and additional Company reports or information contained on our website are for information purposes only or to satisfy requirements of The Nasdaq Stock Market LLC (“Nasdaq”) and the SEC and are intended to provide inactive, textual references only. The information on our Company website, including the information contained in those reports, is not part of this Proxy Statement and is not incorporated by reference into this Proxy Statement.

2025 Proxy Statement   3
Proxy Summary
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.
Meeting Information	Date & Time	Web Address	Record Date
	Wednesday, June 25, 2025 8:00 a.m. Pacific Time	www.virtualshareholdermeeting. com/EBAY2025	You are eligible to vote if you were a stockholder at the close of business on April 28, 2025.
Proposals Requiring Your Vote
DESCRIPTION	BOARD’S RECOMMENDATION	FURTHER DETAILS

Proposal 1: Election of 11 directors named in this Proxy Statement to our Board to hold office until our 2026 Annual Meeting of Stockholders
The Board believes that each of the director nominees has the experience, qualifications and skills necessary to contribute to an effective and well-functioning Board.
	FOR Each Director Nominee	Page 7

Proposal 2: Ratification of appointment of independent auditors
The Audit Committee has appointed PricewaterhouseCoopers LLP (“PwC”) to serve as eBay’s independent registered public accounting firm for the 2025 fiscal year, and this appointment is being submitted to our stockholders for ratification. The Audit Committee and the Board believe that the continued retention of PwC to serve as eBay’s independent auditor is in the best interests of the Company and our stockholders.
	FOR	Page 34

Proposal 3: Advisory vote to approve named executive officer compensation
eBay seeks a non-binding advisory vote to approve the compensation of the named executive officers (“NEOs”) as disclosed in this Proxy Statement. The Board and the Compensation and Human Capital Committee (“CHCC”) value the opinions of our stockholders and will take into account the outcome of this vote in considering future compensation arrangements.
	FOR	Page 39

Proposal 4: Approval of the Amendment and Restatement of the eBay Equity Incentive Award Plan
The Board and the CHCC believe that the amendment and restatement of the Equity Incentive Award Plan to increase the available shares of eBay common stock thereunder, among other changes, is critical to our ability to execute on our long-term strategy and is in the best interests of the Company and our stockholders.
	FOR	Page 74
Proposal 5: Stockholder proposal, if properly presented The Board believes that the actions requested by the proponent are unnecessary and not in the best interests of our stockholders.	AGAINST	Page 83
Proposal 6: Stockholder proposal, if properly presented The Board believes that the actions requested by the proponent are unnecessary and not in the best interests of our stockholders.	AGAINST	Page 86
New in this Proxy Statement
NEW   Formed a new Technology Committee that assists the Board in its oversight of the Company’s technology and risks related to the Company’s cybersecurity, data management and site availability.
NEW   Added a current sitting public company CEO to the Board.

4 2025 Proxy Statement
Corporate Governance Highlights
Good Governance Practices
eBay and our Board are committed to good governance practices as well as transparency and accountability. eBay’s governance practices include the following features:
Strong Board independence (10 of 11 directors are independent)	Separate Chair and CEO roles
Annually elected Board with all members standing for election each year	Independent Chair with robust responsibilities
Majority vote standard for uncontested director elections with a director resignation policy for director nominees who do not receive a majority vote	Simple majority vote standard for bylaw/charter amendments and transactions
Stockholder right to request eBay to call a special meeting	Clawback policies beyond SEC requirements
Proxy access bylaws	Stock ownership requirements for our executive officers and directors
Strong stockholder engagement practices	Anti-hedging and anti-pledging policies
Director Nominees
NOMINEE	AFFILIATION	AGE	DIRECTOR SINCE	COMMITTEES					OTHER PUBLIC COMPANY BOARDS
				AC	CHCC	CGNC	RC	TC
Adriane M. Brown Managing Partner, Flying Fish Ventures	IND	66	2017						• Axon Enterprise, Inc. (since 2020) • American Airlines Group, Inc. (since 2021) • KKR & Co. Inc. (since 2021)
Aparna Chennapragada Corporate VP, Generative AI, Microsoft Corporation	IND	48	2022						• None
Logan D. Green Venture Partner, Autotech Ventures	IND	41	2016						• Lyft, Inc. (since 2019)
E. Carol Hayles Former Chief Financial Officer, CIT Group, Inc.	IND	64	2020						• Webster Financial Corporation (since 2018)
Jamie Iannone President and Chief Executive Officer, eBay Inc.	eBay	52	2020						• None
Shripriya Mahesh General Partner, Spero Ventures	IND	51	2023						• Sundaram Brake Linings Ltd (since 2020)
William D. Nash President and Chief Executive Officer, CarMax, Inc.	IND	56	2024						• CarMax, Inc. (since 2016)
Paul S. Pressler Chair of the eBay Board; Operating Advisor, Clayton, Dubilier & Rice	IND	68	2015						• None
Zane Rowe Chief Financial Officer, Workday, Inc.	IND	54	2024						• None
Mohak Shroff Head of Engineering, LinkedIn	IND	46	2020						• None
Perry M. Traquina Former Chairman and CEO, Wellington Management Company	IND	69	2015						• Morgan Stanley (since 2015) • The Allstate Corporation (since 2016)
AC Audit Committee	CHCC Compensation and Human Capital Committee	CGNC Corporate Governance and Nominating Committee	RC Risk Committee	TC Technology Committee
Committee Chair	Member

2025 Proxy Statement 5
Director Experience and Qualifications
The matrix below highlights some of the key experience, skills and attributes that we seek in our director nominees in light of the Company’s business and strategy. This matrix does not encompass all experiences, qualifications, skills or attributes of our director nominees. For more information on the qualifications that each director nominee brings to our Board, see “Proposal 1: Election of Directors—Director Nominees” below. For more information on the experience, skills and attributes listed in the matrix, see “Corporate Governance—Board Composition and Independence—Director Selection Principles” below.
	PRESSLER	TRAQUINA	GREEN	BROWN	IANNONE	HAYLES	SHROFF	CHENNAPRAGADA	MAHESH	ROWE	NASH
Key Experience and Skills
Technology
E-Commerce/ Retail
Strategy
Investment/ Finance
Leadership
Entrepreneurship
Transactions/ M&A
Product, Marketing and Media
Management
Cybersecurity
	6+ Years				3-5 Years				0-2 Years

6 2025 Proxy Statement
Executive Compensation Highlights
The objectives of our executive compensation program are to:
Align compensation with our business objectives, performance and stockholder interests	Motivate executive officers to enhance short-term results and long-term stockholder value	Position us competitively among the companies against which we recruit and compete for talent	Enable us to attract, reward and retain executive officers and other key employees who contribute to our long-term success
The following is a selection of notable highlights of our executive compensation program.
How We Pay Our CEO
This graphic illustrates the predominance of equity incentives and performance-based components in Mr. Iannone’s 2024 target pay mix. Mr. Iannone’s compensation is highly weighted to Company performance. Over 95% of his 2024 target pay mix is based on Company performance goals or is otherwise subject to Company stock price performance.

Compensation Practices
We align executive compensation with the interests of our stockholders by emphasizing pay-for-performance and weighting equity more heavily than cash in our total compensation mix, maintaining meaningful stock ownership requirements, and providing a majority of total compensation in the form of performance-based compensation. Our target pay mix significantly favors equity, including for Mr. Iannone, whose 2024 target pay mix consists of 86% equity and 14% salary and annual cash incentive.

We promote a balance of short-term and long-term motivations through the design and administration of our compensation programs, including by having multiple performance measures, caps on incentive payments, overlapping long-term performance periods for performance-based restricted stock unit (“PBRSU”) awards and clawback policies that exceed Nasdaq and SEC requirements. We adhere to compensation best practices, with compensation benchmarked at or around the 50th percentile of our peer group, the engagement of an independent compensation consultant and limited perquisites for executive officers that are not available to all employees.

WHAT WE DO	WHAT WE DON’T DO
Align executive compensation with the interests of our stockholders

•
Pay-for-performance emphasized

•
Majority of total compensation comprises performance-based compensation

•
Equity/cash compensation mix significantly favors equity

•
Stock ownership guidelines

No tax gross-ups for change in control benefits

No automatic “single trigger” acceleration of equity awards upon a change in control

No repricing or buyout of underwater stock options without stockholder approval

No hedging and pledging transactions for the Board or executive officers

Avoid excessive risk-taking

•
Multiple performance measures, caps on incentive payments, and overlapping long-term performance periods for PBRSU awards

•
Clawback policies that exceed Nasdaq and SEC requirements

Adhere to compensation best practices

•
Target compensation at or around the 50th percentile of peer group

•
Independent compensation committee and compensation consultant

•
Limited perquisites for executive officers that are not available to all employees

2025 Proxy Statement   7
Proposal 1: Election
of Directors
Board of Directors
At the Annual Meeting, 11 directors will be elected to serve for a one-year term.
We are seeking the election of 11 directors to our Board. Each of the nominees is currently a member of the Board, and each of the nominees has been elected previously by stockholders, except for Bill Nash, who joined the Board on September 18, 2024. Mr. Nash further enhances the Board’s composition with his significant experience in retail, ecommerce, and technology development. His experience as the CEO of CarMax deepens the knowledge and experience of our Board and will aid its focus on eBay’s sustainable long-term growth.
Each of the nominees has consented to serving and being named as a nominee in this Proxy Statement and to serving as a director if elected. 10 of the 11 nominees are currently independent directors under the listing standards of Nasdaq and our Governance Guidelines of the Board (the “Governance Guidelines”). If elected at the Annual Meeting, each of the nominees will serve a one-year term until our 2026 Annual Meeting of Stockholders and will hold office until their successor is elected and qualified, or until their earlier death, resignation, retirement, or removal.
Our bylaws provide that in the event of an uncontested election, each director shall be elected by the affirmative vote of a majority of the votes cast with respect to such director—i.e., the number of shares voted “FOR” a director nominee must exceed the number of votes cast “AGAINST” that nominee. The Company has a resignation policy and bylaw provision that would apply to any nominee who does not receive the vote required for election. For more details, please see “Corporate Governance—Governance Policies and Practices—Majority Vote Standard for Election of Directors and—Director Resignation Provisions for Uncontested Elections.”
Nomination Process
Our Corporate Governance and Nominating Committee (“CGNC”) reviews potential director nominees from several sources, such as management and stockholder recommendations, and is authorized to retain consultants or search firms to identify potential director candidates. In 2024, our CGNC engaged a third-party search firm, Spencer Stuart, to assist in identifying and evaluating potential director candidates. Our CGNC and Board have evaluated each of the director nominees recommended by our Board against the factors and principles eBay uses to select director nominees. Based on this evaluation, our CGNC and Board have concluded that it is in the best interests of eBay and its stockholders for each of the proposed nominees to serve as a director of eBay. The Board believes that each of these nominees possesses the key experience and skills that the Board desires for eBay, has a strong track record of being responsible stewards of stockholders’ interests and brings extraordinarily valuable insight, perspective, and expertise to the Board. Additional reasons that the Board recommends supporting the election of the director nominees include:
•
All of the nominees have high-level managerial experience in complex organizations.

•
Each nominee has highly relevant professional experience as managers and leaders and across a variety of innovative fields relevant to eBay, such as the technology, ecommerce, finance, products and media fields.

•
The Board believes each nominee is an individual of high character and integrity and is able to contribute to strong board dynamics.

•
Each nominee has experience and expertise that complements the skill sets of the other nominees.

•
Each nominee is highly engaged and able to commit the time and resources needed to provide active oversight of eBay and its management. During 2024 our Board held five meetings, and each then-serving Board member attended at least 75% of the aggregate number of meetings of the Board and the committees on which that member served.

•
All of our nominees serve on two or fewer other public company boards except for one nominee who serves on three. None of our nominees who is currently an executive officer of a publicly-traded company serves on any other public company boards beyond eBay and the publicly-traded company where they serve as an executive officer.

In addition to these attributes, in each nominee’s biography set forth below, we have highlighted specific experience, qualifications, and skills that led the Board to conclude that each individual should serve as a director of eBay. For additional information regarding the CGNC’s approach to Board refreshment and nominations, please see “Corporate Governance—Board Composition and Independence—Ongoing Assessment of Composition—Nominating Process.”
The Board recommends a vote FOR each of the director nominees.

8   2025 Proxy Statement
Director Nominees

Adriane M. Brown
Age: 66
Director Since: 2017
eBay Board Committees:
•
Compensation & Human Capital Committee, Chair

•
Corporate Governance & Nominating Committee

Other Public Company Boards:
•
Axon Enterprise, Inc. (since 2020)

•
American Airlines Group, Inc.
(since 2021)

•
KKR & Co. Inc.
(since 2021)

Experience
Ms. Brown has been a Managing Partner of Flying Fish Partners, a venture capital firm that specializes in artificial intelligence and machine learning startups, since early 2021, after joining the firm as a Venture Partner in November 2018. Prior to that, Ms. Brown served as President and Chief Operating Officer for Intellectual Ventures (“IV”), an invention and investment company that commercializes inventions, from January 2010 through July 2017, and served as a Senior Advisor until December 2018. Before joining IV, Ms. Brown served as President and Chief Executive Officer of Honeywell Transportation Systems. Over the course of 10 years at Honeywell, she held leadership positions serving the aerospace and automotive markets globally. Prior to Honeywell, Ms. Brown spent 19 years at Corning, Inc., ultimately serving as Vice President and General Manager, Environmental Products Division, having started her career there as a shift supervisor.
Ms. Brown serves on the boards of directors of American Airlines Group, Inc., Axon Enterprise, Inc., KKR & Co. Inc., and the non-profit International Women’s Forum. Ms. Brown previously served on the boards of directors of Allergan Plc, and Raytheon Company until 2020 and Harman International Industries from 2013 to 2017.
Ms. Brown holds a Doctorate of Humane Letters and a bachelor’s degree in environmental health from Old Dominion University and is a recipient of its Distinguished Alumni Award. She also holds a master’s degree in management from the Massachusetts Institute of Technology, where she was a Sloan Fellow.
Director Qualifications
•
Leadership; Strategy; and Climate/ESG Experience: Leadership of global technology and commercial businesses at Honeywell and Corning. Experience driving business strategy, growth and development, innovation and R&D, manufacturing and sales, and customer service. Led the expansion of automotive and emissions control products and technologies, enabling customers to meet regulated emissions standards globally.

•
Investment/Finance; Management; Transactions/M&A; and Technology Industry Experience: President and Chief Operating Officer for IV from January 2010 to July 2017. During her tenure at IV, the company delivered more than $3 billion in revenue, invented technology enabling 14 companies and joint ventures, acquired 50 customers and established Global Good and Research, a global health invention and innovation project.

Aparna Chennapragada Age: 48 Director Since: 2022 eBay Board Committees: • Technology Committee Other Public Company Boards: None
Experience
Ms. Chennapragada is Corporate Vice President of Generative AI at Microsoft Corporation, a multinational technology company. She has served in this role since October 2023, leading Microsoft’s AI-first creation experiences across Microsoft 365 and Microsoft Designer. She previously served as the Chief Product Officer at Robinhood, a financial services company that facilitates commission-free trades via a mobile application, from April 2021 to August 2022. Prior to that, Ms. Chennapragada was a Vice President and General Manager at Google, a multinational technology company, from July 2008 to April 2021. During her tenure with Google, she created and led products that applied artificial intelligence to reinvent Google Search for billions of users.
Ms. Chennapragada previously served as a board member at Capital One from March 2018 to April 2021. She received her M.S. in Management & English at the Massachusetts Institute of Technology, her M.S. in Computer Science from the University of Texas—Austin and her Bachelor of Technology in Computer Science from the Indian Institute of Technology.
Director Qualifications
•
Technology and E-Commerce/Retail Industries; Strategy; Leadership; Entrepreneurship; Product, Marketing and Media; Management; and Cybersecurity Experience: Technology expertise from executive roles with Google, Robinhood and Microsoft, including focus on artificial intelligence initiatives at Microsoft.

2025 Proxy Statement   9
Logan D. Green Age: 41 Director Since: 2016 eBay Board Committees: • Compensation & Human Capital Committee Other Public Company Boards: • Lyft, Inc. (since 2019)
Experience
Mr. Green has been a Venture Partner at Autotech Ventures, a transportation-focused venture capital firm since July 2024. He has also served as Chair of the Board of Directors of Lyft, Inc., a rideshare company co-founded by Green, since April 2023, where he previously served as the Chief Executive Officer from 2012 until April 2023. Previously, Mr. Green co-founded Zimride (acquired by Enterprise Rent-A-Car) in 2007. Mr. Green received his B.A. in Business Economics from the University of California, Santa Barbara.
Director Qualifications
•
Technology and E-Commerce/Retail Industries; Leadership; Transactions/M&A; Product, Marketing and Media; Management; Strategy; and Entrepreneurship Experience: Chair of the Board, Co-Founder and former CEO of Lyft, a publicly traded, peer-to-peer marketplace between drivers and riders that connects people through a platform leveraging innovative technology.

E. Carol Hayles
Age: 64
Director Since: 2020
eBay Board Committees:
•
Audit Committee, Chair

•
Corporate Governance & Nominating Committee

Other Public Company Boards:
•
Webster Financial Corporation
(since 2018)

Experience
Ms. Hayles was Executive Vice President and Chief Financial Officer of CIT Group Inc., a financial services company, from November 2015 to May 2017, during which time she was responsible for overseeing all financial operations, including accounting, tax, treasury, financial planning and investor relations. She served as Controller and Principal Accounting Officer of CIT Group Inc. from July 2010 to November 2015, where she was responsible for managing the financial accounting and reporting functions, including SEC and regulatory reporting.
Prior to CIT, Ms. Hayles spent 24 years in various finance roles at Citigroup, Inc., most recently as Deputy Controller. She began her career at PricewaterhouseCoopers LLP in Toronto, Canada and was a Canadian Chartered Accountant from 1985 to 2009.
In addition to eBay, Ms. Hayles currently serves on the board of directors of Webster Financial Corporation (since 2018), where she has served as Chair of the Audit Committee and member of the Risk Committee. She previously served on the board of directors of Avantax, Inc., where she served as a member of the Audit Committee.
Ms. Hayles received her BBA from York University in Toronto.
Director Qualifications
•
Investment/Finance; Management; Strategy; Transactions/M&A; and Leadership Experience: Operating and financial expertise from experience as Chief Financial Officer of CIT Group and an executive with Citigroup.

10   2025 Proxy Statement
Jamie Iannone Age: 52 Director Since: 2020 eBay Board Committees: None Other Public Company Boards: None
Experience
Mr. Iannone has been President and Chief Executive Officer of eBay since April 2020.
Earlier in 2020, Mr. Iannone served as Chief Operating Officer of Walmart eCommerce, where he also was responsible for Store No. 8, Walmart Inc.’s incubation hub. Mr. Iannone began working at Walmart Inc. in 2014 and held leadership roles, including CEO of SamsClub.com and Executive Vice President of membership and technology of Sam’s Club. In those roles, Mr. Iannone grew the SamsClub.com business and Sam’s Club’s membership base.
Before Walmart Inc., Mr. Iannone was Executive Vice President of Digital Products at Barnes & Noble, Inc., where he was responsible for all NOOK devices, software, accessories and retail integration and experiences; books and digital content; and third-party partnerships.
Mr. Iannone held various roles at eBay from 2001 to 2009, including leading Product Marketing, Search, and Buyer Experience.
He previously worked at Epinions.com and Booz Allen Hamilton. Mr. Iannone also served on the Board of Directors of The Children’s Place.
He earned a Bachelor of Science in operations research, engineering and management systems from Princeton University and a Master of Business Administration from the Stanford Graduate School of Business.
Director Qualifications
•
Technology Industry; Management; Transactions/M&A; Strategy; and Leadership Experience: Executive with three large, innovative global technology companies: eBay, Walmart, and Barnes and Noble. Board experience at The Children’s Place.

•
E-Commerce/Retail Industries Experience: Leader of an array of online and offline retail businesses, including eBay, SamsClub.com, Sam’s Club, Barnes and Noble, The Children’s Place, and Epinions.com.

•
Product, Marketing and Media Experience: Delivered innovative product experiences in executive roles at eBay, SamsClub.com and Sam’s Club, and Barnes and Noble. Led media partnerships, books, digital content, and NOOK software at Barnes and Noble.

Shripriya Mahesh Age: 51 Director Since: 2023 eBay Board Committees: • Technology Committee, Chair Other Public Company Boards: • Sundaram Brake Linings Ltd (since 2020)
Experience
Ms. Mahesh co-founded Spero Ventures, a venture capital firm, and has served as General Partner since January 2018. Prior to that, Ms. Mahesh served as Partner at Omidyar Network, investing in emerging technology companies. Earlier in her career, Ms. Mahesh served in various roles at eBay, including VP and Head of Global Product Management and Strategy, VP, US Product Marketing and Platform, and VP, Corporate Strategy.
She currently serves on the boards of directors of Turo Inc. and Sundaram Brake Linings Ltd. She is also a trustee of The Sundance Institute.
Ms. Mahesh holds a B.A. in Economics from Stella Maris College, an MFA in Film from New York University Tisch School of the Arts, and an MBA from Harvard Business School.
Director Qualifications
•
Entrepreneurship and Investment/Finance Experience: Co-Founder and General Partner of venture capital firm, Spero Ventures since 2018, as well previous emerging technology experience as an investor with Omidyar Network.

•
Technology Industry; Management; Strategy; E-Commerce/Retail Industries; and Product, Marketing and Media Experience: Wide range of relevant experience from executive roles with eBay in product and strategy.

2025 Proxy Statement   11
William D. Nash Age: 56 Director Since: 2024 eBay Board Committees: • Compensation & Human Capital Committee Other Public Company Boards: • CarMax, Inc. (since 2016)
Experience
Mr. Nash has served as the President and Chief Executive Officer of CarMax, Inc., a used car retail company, since 2016. At CarMax, he oversees all aspects of the business, including strategy, finance, operations, technology, marketing and human resources, and he has led the company through a technological and digital transformation to become an omnichannel retailer. He first joined CarMax in 1997 and previously held various roles there, including Executive Vice President of human resources and administrative services from 2012 until 2016. Mr. Nash has also served as a member of the board of directors of CarMax since 2016.
He holds a BBA from James Madison University.
Director Qualifications
•
Technology and E-Commerce/Retail Industries; Strategy; Investment/Finance; Transactions/M&A; Leadership; Product, Marketing and Media; Management; and Cybersecurity Experience: Extensive executive leadership experience across multiple positions within CarMax.

Paul S. Pressler
Independent Chair of
the Board
Age: 68
Director Since: 2015
eBay Board Committees:
•
Corporate Governance and Nominating Committee, Chair

•
Risk Committee

Other Public Company Boards:
None

Experience
Mr. Pressler has been an Operating Advisor of Clayton, Dubilier & Rice, LLC, a private equity investment firm, since 2020. He was previously a partner of Clayton, Dubilier & Rice from 2009 to 2020. Previously, Mr. Pressler was Chairman of David’s Bridal, Inc. from 2012 to 2018, AssuraMed Holding, Inc. from 2010 to 2013, SiteOne Landscape Supply, Inc. from to 2013 to 2017 and Wilsonart International Holdings, LLC from 2012 to March 2024.
Mr. Pressler served as President and Chief Executive Officer of The Gap, Inc. for five years, from 2002 to 2007. Before that, he spent 15 years in senior leadership roles with The Walt Disney Company, including Chairman of the global theme park and resorts division, President of Disneyland, and President of The Disney Stores.
Mr. Pressler currently serves on the board of directors of Revlon Group Holdings LLC.
Mr. Pressler received his B.S. from the State University of New York at Oneonta.
Director Qualifications
•
Investment/Finance and Transactions/M&A Experience: Operating Advisor and former partner at private equity firm Clayton, Dubilier & Rice since 2009.

•
Leadership; Management; Product, Marketing and Media; E-Commerce/Retail Industries; and Strategy Experience: Wide-ranging experience managing retail and consumer brands including as Chairman of David’s Bridal, Chairman of SiteOne Landscape Supply, Chairman of AssuraMed, President and Chief Executive Officer of The Gap, and 15 years in senior leadership at The Walt Disney Company, including President of The Disney Stores.

12   2025 Proxy Statement
Zane Rowe Age: 54 Director Since: 2024 eBay Board Committees: • Audit Committee • Risk Committee Other Public Company Boards: None
Experience
Mr. Rowe has served as the Chief Financial Officer of Workday, Inc., an international enterprise software company, since June 2023. At Workday, he is responsible for accounting, business finance, investor relations, tax and treasury, in addition to advising on business strategy and product development. He is also responsible for Global Real Estate, Workplace and Safety at Workday. He previously served as the Executive Vice President and Chief Financial Officer of VMware, Inc., a global technology company, from March 2016 to June 2023 and as its interim Chief Executive Officer from February 2021 to May 2021. At VMware, he oversaw the company’s finance and accounting functions and corporate development, as well as the Business Operations function, which included the information technology and information security organizations. Before joining VMware, Mr. Rowe served as Executive Vice President and Chief Financial Officer of EMC Corporation from October 2014 through February 2016. Prior to joining EMC, he was Vice President of North American Sales at Apple Inc. from May 2012 to May 2014. Mr. Rowe was Executive Vice President and Chief Financial Officer of United Continental Holdings, Inc. from October 2010 to April 2012 and was Executive Vice President and Chief Financial Officer of Continental Airlines from August 2008 to September 2010.
Mr. Rowe previously served on the boards of directors of Sabre Corporation from May 2016 to February 2024, and Pivotal Software, Inc. from September 2016 to December 2019. He currently serves on the Board of Trustees of Embry-Riddle Aeronautical University and is also a founding member of the U.S. Chapter of Accounting for Sustainability (A4S), a charitable organization that focuses on finance leaders helping drive resilient business models and a sustainable economy.
Mr. Rowe holds a B.S. from Embry-Riddle Aeronautical University and an MBA from San Diego State University.
Director Qualifications
•
Technology Industry; Strategy; Leadership; Investment/Finance; Transactions/M&A; and Management: Extensive experience in corporate finance, investor relations and strategy as an executive, technology leader and Chief Financial Officer with Workday and VMware.

•
E-Commerce/Retail Industries; Product, Marketing and Media; and Climate/ESG Experience:
Retail and product experience from previous executive sales role with Apple. Experience in climate/ESG as an executive at Workday and as a member of A4S.

Mohak Shroff Age: 46 Director Since: 2020 eBay Board Committees: • Technology Committee Other Public Company Boards: None
Experience
Mr. Shroff is the Senior Vice President of Engineering at LinkedIn, a multinational professional networking company. In this role, Mr. Shroff leads LinkedIn’s global Engineering teams, responsible for building, scaling, and protecting LinkedIn’s platform. Since joining LinkedIn in 2008, he has held a range of technology leadership positions and has played a critical role in LinkedIn’s business growth, technology innovation, and scale. Under his leadership, the engineering team re-built LinkedIn’s platform, transitioned the application to mobile, and spearheaded collaboration across the company for the development of LinkedIn’s one product ecosystem across its products and services.
Mr. Shroff holds a B.S. in computer science from University of Texas at Austin.
Director Qualifications
•
Technology Industry; Product, Marketing and Media; Management; Strategy; Entrepreneurship; Leadership; and Cybersecurity Experience: Technology leadership and expertise as well as cybersecurity experience as an executive at LinkedIn, including platform engineering, building an advertising platform and scaling a payment system.

2025 Proxy Statement   13

Perry M. Traquina
Age: 69
Director Since: 2015
eBay Board Committees:
•
Risk Committee, Chair

•
Audit Committee

Other Public Company Boards:
•
Morgan Stanley
(since 2015)

•
The Allstate Corporation
(since 2016)

Experience
Mr. Traquina is the former Chairman, Chief Executive Officer, and Managing Partner of Wellington Management Company LLP, a global investment management firm. Mr. Traquina held this position for a decade until his retirement from the firm in 2014. During his 34-year career at Wellington, he was an investor for 17 years and a member of the management team for the other half of his time at the firm.
Mr. Traquina received his B.A. from Brandeis University and his M.B.A. from Harvard University.
Director Qualifications
•
Investment/Finance and Strategy Experience: Understanding of the investment community and financial and strategic expertise from more than 34 years of leadership at Wellington Management Company LLP.

•
Leadership; Management; and Climate/ESG Experience: Former Chairman, CEO, and Managing Partner of Wellington Management Company LLP, and current service on boards of directors of Morgan Stanley and The Allstate Corporation.

14   2025 Proxy Statement
Corporate Governance
Highlights
eBay is committed to transparency and accountability, as demonstrated by the following governance features:
Stockholder Rights
Our Board is committed to good corporate governance and believes in maintaining policies and practices that serve the interests of all stockholders, including governance provisions that protect and empower stockholders.

Special Meetings

- Stockholders representing 20% or more of eBay common stock can request eBay to call a special meeting of stockholders

Annual Election of Directors

- All directors are elected annually by stockholders
- Stockholders can remove directors with or without cause

Resignation Policy

- Bylaws and Governance Guidelines include resignation policy for directors that do not receive a majority vote

Proxy Access for Director Nominations

Majority Voting

- For election of directors in uncontested elections
- For charter and bylaw amendments

Independent Board Leadership

- Board Chair is an independent director
- Requirement for Lead Independent Director with robust responsibilities

Stockholder Engagement

- Stockholderscan communicate directly with the Board
- Management regularly engages with stockholders to solicit views on important issues

2025 Proxy Statement   15
Board Composition and Independence
The Board has developed a set of guiding principles relating to Board membership, which are set forth in our Governance Guidelines. The Board believes that in light of the rapidly changing environment in which the Company operates, the Board must be comprised of members with highly relevant professional experience. In addition, although the Board does not have term limits, the Board believes that a certain amount of director turnover is to be expected and is desirable.
Ongoing Assessment of Composition
Commitment to Board Refreshment
The Board is guided by the principles that our outside directors should have an average tenure of ten years or less and that the addition of new directors over time to “refresh” our Board is desirable. Our Board has shown an ongoing commitment to Board refreshment and to having highly qualified, independent perspectives in the boardroom. Of our 10 current non-employee directors, six joined the Board in 2020 or later. In February 2024 and September 2024, we recruited two additional independent directors, Zane Rowe and Bill Nash, respectively. Mr. Rowe brings extensive experience in business strategy, corporate finance and technology development, having worked with some of today’s leading global technology organizations. His expertise helps eBay further its strategy and aid in its focus on delivering long-term stockholder value. Mr. Nash further strengthens the Board with his significant experience in retail, ecommerce, and technology development. His experience as the CEO of CarMax deepens the knowledge and experience of our Board and will contribute to eBay’s focus on sustainable long-term growth.
Our Board members have an average tenure of 5.4 years, which shows a balance between the institutional knowledge of our longer-tenured directors and the fresh perspectives brought by our newer directors. While the Board does not have formal term limits for its directors, it generally seeks to maintain an average tenure of ten years or less for its non-employee directors. Our Board believes that, in addition to strategic succession planning, refreshment enhances the breadth of skills and experience of the Board and helps align Board skills and experience with our long-term strategy.
Nominating Process
The CGNC considers nominee recommendations from a variety of sources, including nominees recommended by stockholders. The CGNC has from time to time retained an executive search firm to help facilitate the screening and interview process of director nominees. The CGNC expects that qualified candidates will have high-level managerial experience in complex organizations or with overseeing or addressing complex problems and will be able to represent the interests of the stockholders as a whole rather than special interest groups or constituencies.
Director Selection Principles
The CGNC considers a number of factors in determining director nominees that it recommends to the Board, both in connection with the Company’s annual meeting of stockholders and to fill Board vacancies. The CGNC reviews each candidate relative to the following principles, as set forth in our Governance Guidelines.

16   2025 Proxy Statement
The Board then determines whether to appoint recommended director nominees, in the case of Board vacancies, and whether to present recommended director nominees to the Company’s stockholders for election, in the case of the Company’s annual meeting of stockholders.
Breadth of Skills and Experience
In planning for succession, the CGNC considers the overall mix of skills and experience of the Board and the types of skills and experience desirable for future Board members, in light of the Company’s business and long-term strategy. Experiences, qualifications, skills and attributes prioritized by the CGNC include the following:
Technology industry experience	Entrepreneurship
Retail and e-commerce industry experience	Transactional experience, including mergers and acquisitions
Strategy experience in either established or growth markets	Management experience, including talent and culture development
Investment and finance experience, including expertise gained as a chief financial officer or other sophisticated experience	Product, marketing and media experience
Leadership experience, including public company governane	Cybersecurity experience, including technical expertise or other relevant experience
Board Background
In addition to skills and experience, our CGNC considers a broad range of competencies, viewpoints, experience and characteristics in evaluating potential Board members, including age, national origin, gender and race. When searching for new directors, as set forth in our Governance Guidelines, the CGNC takes a holistic approach to evaluating potential Board members and actively seeks out candidates with a range of perspectives and backgrounds to include in the pool from which Board nominees are chosen. Our current Board composition includes four women and four directors who self-identify as members of racial or ethnic minority groups. The average age of our Board members is 55.9 years.
Stockholder Nominations and Proxy Access
Stockholders wishing to submit recommendations or director nominations pursuant to the advance notice procedures set forth in our bylaws for our 2026 Annual Meeting of Stockholders should submit their recommendations or nominations to the CGNC in care of our Corporate Secretary. Such nominations should be in accordance with the time limitations, procedures, and requirements described under “Questions and Answers About the Proxy Materials and Our 2025 Annual Meeting—May I propose actions for consideration at next year’s Annual Meeting or nominate individuals to serve as directors?” below.
Our “Proxy Access” bylaw provision permits an eligible stockholder or group of up to 20 stockholders to nominate candidates for election to our Board. Proxy access candidates will be included in our proxy statement and ballot. The proxy access bylaw provision provides holders of at least 3% of eBay common stock, which can consist of up to 20 stockholders, holding such stock continuously for at least three years, with the right to nominate two individuals or 20% of the Board, whichever is greater, for election at an annual meeting of stockholders. Our bylaws provide details regarding the timeframes and procedures that must be followed and other requirements that must be met to nominate directors through this process.

2025 Proxy Statement   17
Director Independence
The rules of Nasdaq require listed companies to have a board of directors with at least a majority of independent directors. In addition, in accordance with the rules of Nasdaq, the Board limits membership on all of its committees, including the Audit Committee, the CHCC, and the CGNC, to independent directors.
Our Board has determined that 10 of our 11 director nominees are independent under the listing standards of Nasdaq and under eBay’s Governance Guidelines. Jamie Iannone, who joined the Board on and has served as our President and Chief Executive Officer since April 27, 2020, is not an independent director.
In making this determination, our Board considered the current and prior relationships that each director has with eBay and other facts and circumstances the Board deemed relevant in determining their independence, including the information each of our directors is required to provide each year regarding those relationships, as well as relevant family relationships, that may impact independence. There are no family relationships among any of the director nominees, directors or any of our executive officers. Our Governance Guidelines require any director who has previously been determined to be independent to inform the Chair of the Board and our Corporate Secretary of any change in circumstance that may cause their status as an independent director to change. Each member of our Board is required to provide information to supplement the Company’s own due diligence to assist the Board in determining whether the director is independent under the listing standards of Nasdaq and our Governance Guidelines, and whether members of our Audit Committee and our CHCC satisfy additional SEC and Nasdaq independence requirements.
Our Board has adopted guidelines setting forth certain categories of transactions, relationships, and arrangements that it has deemed immaterial for purposes of making its determination regarding a director’s independence, and does not consider any such transactions, relationships, and arrangements in making its subjective determination.
Board Leadership Structure and Effectiveness
Board Leadership
In accordance with our bylaws and our Governance Guidelines, our Board appoints our CEO, and our non-employee directors elect our Chair of the Board. The Chair of the Board is elected annually. Reflecting the Board’s longstanding policy, our Governance Guidelines require that the roles of Chair of the Board and CEO be held by separate individuals. Key considerations for this policy are the Board’s belief that the separation of the offices of the Chair of the Board and CEO has been appropriate to aid in the Board’s oversight of management, while also allowing our CEO to focus primarily on management responsibilities. Under our bylaws, the Chair of the Board presides over all meetings of the Board, and, where a chair of the meeting is not designated by the Board, meetings of stockholders, and has the power to request eBay to call special meetings of the Board and stockholders. As the elected leader of our Board, the Chair of the Board is influential in setting Board meeting agendas, long-term planning of Board discussions, director succession plans and the allocation of risk oversight among the Board and its standing committees. In most instances, our Chair is the independent director who engages with stockholders, when such direct engagement is deemed appropriate. Mr. Pressler has served as our Chair of the Board since June 2020.
Any change from the current structure of having a Chair separate from the CEO would be at the discretion of the Board, though the Board may seek input from stockholders if a change is contemplated in the future. Any such change would be disclosed publicly, including on our investor relations website and in our annual proxy statement. In the event that the Board determines it to be more effective to have a single individual act as both Chair and CEO, our Governance Guidelines require the appointment of a lead independent director, with the responsibilities set forth in our Governance Guidelines.
Committee Structure
Our Board has five principal committees: the Audit Committee, the CHCC, the CGNC, the Risk Committee and the Technology Committee.
The purpose of our Board committees is to help the Board effectively and efficiently fulfill its responsibilities without eliminating the oversight responsibilities of our Board as a whole. Each committee meets regularly and has a written charter that has been approved by the Board. In addition, a member of each committee periodically reports to the Board on any significant matters discussed by the committee. The Board and each of its committees may retain outside advisors of its choosing at the Company’s expense. Neither the Board nor any committee is required to obtain management’s consent to retain outside advisors.

18   2025 Proxy Statement
Audit Committee
All members of our Audit Committee are independent in accordance with the audit committee independence requirements of the listing rules of Nasdaq and the applicable rules and regulations of the SEC. Our Board has determined that each of Ms. Hayles, Mr. Rowe and Mr. Traquina is an “audit committee financial expert” as defined by SEC rules.
COMMITTEE MEMBERS	NASDAQ INDEPENDENCE	AUDIT COMMITTEE FINANCIAL EXPERT	MEETINGS IN 2024
E. Carol Hayles (Chair)			8
Zane Rowe
Perry M. Traquina
Key Responsibilities
•
Meets with our independent auditors to review the results of our annual audit and quarterly review process and discuss our financial statements

•
Oversees the independence of our independent auditors, evaluates, together with the Board, the independent auditors’ performance, and reviews and approves the fees of the independent auditors

•
Receives and considers the independent auditors’ comments regarding our audit and financial controls, as well as the adequacy of our staff, and management performance and procedures in connection with audit and financial controls

•
Considers conflicts of interest and reviews all transactions with related persons involving executive officers or Board members that are reasonably expected to exceed specified thresholds

•
Receives periodic updates on our legal and ethical compliance programs

•
Reviews and discusses with management our financial risk exposures, including credit and counterparty risks, market risk, asset and liability risk, liquidity risk, foreign currency risk, and investment policy risk, and the steps we have taken to detect, monitor, and actively manage such exposures

•
Reviews and evaluates the compensation and performance of the Head of Internal Audit, reviews and approves the internal audit plan, receives regular reports on internal audit activities and meets directly with the Head of Internal Audit without other members of management present

•
Establishes procedures for receiving, and investigating, complaints regarding accounting, internal accounting controls or auditing materials

2025 Proxy Statement   19
You can view our Audit Committee Charter on the corporate governance section of our investor relations website at https://investors.ebayinc.com/corporate-governance/governance-documents.
Compensation and Human Capital Committee
All members of our CHCC are independent in accordance with the rules and regulations of Nasdaq and the Exchange Act. This committee is responsible for reviewing the compensation of the Company’s executives and overseeing the Company’s human capital management strategy and practices. In this capacity, we have planned with the executive leadership team to engage in a regular cadence of discussions throughout the year on matters such as compensation strategy, management development and other programs that support our human capital strategy.
COMMITTEE MEMBERS	NASDAQ INDEPENDENCE	MEETINGS IN 2024
Adriane M. Brown (Chair)		6
Logan D. Green
William D. Nash*

*
Mr. Nash joined the CHCC in November 2024, following his appointment to the Board in September 2024.

Key Responsibilities
•
Reviews and approves the compensation of our CEO and our other executive officers

•
Oversees global compensation strategy for all employees and broad-based equity plans

•
Reviews and approves our annual Compensation Discussion and Analysis

•
Assesses on an annual basis the independence of its compensation consultants and other compensation advisers

•
Reviews risk assessment of our compensation programs to assess whether our compensation programs incentivize employees to take unacceptable risk

•
Reviews and approves Board compensation

•
Reviews, approves and administers Company compensation clawback policies

•
Oversees, in conjunction with the Board, our human capital management strategy and practices, including activities such as talent recruitment, development and retention, employee engagement, succession planning, and diversity, inclusion and belonging

You can view our CHCC Charter on the corporate governance section of our investor relations website at https://investors.ebayinc.com/corporate-governance/governance-documents.
Corporate Governance and Nominating Committee
All members of our CGNC are independent under the listing standards of Nasdaq.
COMMITTEE MEMBERS	NASDAQ INDEPENDENCE	MEETINGS IN 2024
Paul S. Pressler (Chair)		4
Adriane M. Brown
E. Carol Hayles
Key Responsibilities
•
Makes recommendations to the Board as to the appropriate size of the Board and Board committees

•
Reviews the qualifications and independence of candidates for the Board

•
Makes recommendations to the Board on potential Board and Board committee members

•
Assesses the responsibilities of key Board committees and makes recommendations to the Board

•
Establishes procedures for the oversight of the evaluation of the Board

•
Reviews correspondence received from stockholders and receives reports on stockholder feedback obtained through outreach program

•
Oversees the Company’s policies and programs concerning responsible business, philanthropy and sustainability initiatives and reporting

•
Annually reviews and makes recommendations to the Board as to the Company’s corporate governance principles

•
Reviews the Company’s political spending and related activities

20   2025 Proxy Statement

The CGNC takes into account the set of guiding principles relating to Board membership described in “Corporate Governance—Board Composition and Independence.”
You can view our CGNC Charter on the corporate governance section of our investor relations website at https://investors.ebayinc.com/corporate-governance/governance-documents.
Risk Committee
The Risk Committee Charter requires a majority of the committee members to be independent under the listing standards of the Nasdaq. Currently, all members of our Risk Committee are independent under Nasdaq listing standards.
COMMITTEE MEMBERS	NASDAQ INDEPENDENCE	MEETINGS IN 2024
Perry M. Traquina (Chair)		3
Paul S. Pressler
Zane Rowe
Key Responsibilities
•
Oversees the Company’s management of key risks such as geopolitics, fraud and transaction losses, and applicable regulatory compliance (including privacy, anti-money laundering and foreign assets control), as well as policies and processes for assessing, monitoring and mitigating such risks

•
Reviews and discusses with management the Company’s enterprise risk management function and structure, and the guidelines, policies and processes for risk assessment and risk management

•
Reviews and discusses with management the tone and culture within the Company regarding risk, including open risk discussions, and integration of risk management into the Company’s behaviors, decision making and processes

•
Receives reports from the Company’s corporate audit and compliance staff on the results of risk management reviews and assessment

You can view our Risk Committee Charter on the corporate governance section of our investor relations website at https://investors.ebayinc.com/corporate-governance/governance-documents.
Technology Committee NEW
The Technology Committee Charter requires a majority of the committee members to be independent under the listing standards of the Nasdaq. Currently, all members of our Technology Committee are independent under Nasdaq listing standards.
COMMITTEE MEMBERS	NASDAQ INDEPENDENCE	MEETINGS IN 2024
Shripriya Mahesh (Chair)		0*
Aparna Chennapragada
Mohak Shroff

*
The Technology Committee was created and authorized in November 2024 and will not have a formal meeting until 2025.

Key Responsibilities
•
Reviews and discusses with management the Company’s key plans, strategies and initiatives relating to technology (including software, artificial intelligence, infrastructure, hardware and information technology) as well as the development and uses of technology in ways that support the Company’s business strategy

•
Receives periodic updates from management on compliance with the significant policies related to technology

•
Receives reports, as necessary and appropriate, on emerging technologies, innovations and other trends that may affect the Company’s business or technology strategies

•
Reviews and discusses with management risk exposures relating to cybersecurity, data management and site availability

You can view our Technology Committee Charter on the corporate governance section of our investor relations website at https://investors.ebayinc.com/corporate-governance/governance-documents.

2025 Proxy Statement   21
Board and Committee Effectiveness
We believe in strong corporate governance practices that provide meaningful rights to our stockholders and ensure Board accountability. Our Governance Guidelines set forth a framework within which our Board conducts its business and demonstrates our commitment to good governance and a productive relationship with our stockholders. Principal features of our Governance Guidelines are summarized below along with certain other of our governance practices.

Engaged Independent Oversight

Board Operations
- Robust oversight of corporate strategy
- Executive sessions scheduled for each regular Board meeting
- Director product showcases
- Open access to senior management and information
- Access to third-party advisors
- Informal Board calls when desired
- Updates on key transactions as needed
- Opportunity to engage with employees at company-wide events
- Engagement with management outside of Board meetings

Incorporation of Feedback

Annual Governance Review
- Review and update corporate governance practices
- Review stakeholder feedback on corporate governance
- Evaluate Board operations annually
- Review committee charters annually and update as needed

Annual Self-Evaluation
- Formal Board and committee self-evaluations conducted by Independent Board and Committee Chairs (see below)
- Feedback incorporated into Board practices
- Enhanced process to include 1v1 conversations between Committee Chairs and individual directors based on results of written feedback

Stockholder Outreach
- Regular Fall and Spring governance outreach with significant stockholders

Governance Practices

Accountability to Stockholders
- Proxy access for director candidates nominated by stockholders
- Majority voting standard for uncontested director elections with a director resignation policy for director nominees who do not receive a majority vote
- Annual director elections
- All directors are expected to make every effort to attend the Annual Meeting of Stockholders, and all then-serving director nominees attended the 2024 Annual Meeting

Governance Principles
- Independent Chair
- Stock ownership guidelines for directors
- Prohibition on stock hedging and pledging
- Commitment to strong governance practices and recognition of the importance of strong governance to value creation and risk oversight

Board Composition

Director Recruitment
- Seek directors with a variety of perspectives and expertise relevant to our long-term business strategy
- Emphasis on adding directors with a broad range of backgrounds to the Board

Independent Board with Mix of Tenures
- All directors except our CEO are independent
- Average director tenure of 5.4 years with six new directors added in the last five years and two directors added in 2024
- Directors possess wide range of expertise to foster diverse perspectives

Director Education
- eBay provides membership in the National Association of Corporate Directors to all directors and sponsors attendance at additional educational programs
- Directors provided updates on relevant eBay compliance training

22   2025 Proxy Statement
Board Annual Self-Evaluations
It is important that our Board and its committees are performing effectively and in the best interests of the Company and its stockholders. The Board and each committee annually evaluate their effectiveness in fulfilling their obligations. As part of this annual self-evaluation, directors can provide feedback on the performance of other directors. The chair of the Board leads the Board in its review of the results of the annual self-evaluations.
Board Oversight
Strategy Oversight
One of the Board’s key responsibilities is overseeing the Company’s strategy, and the Board has deep experience and expertise in the area of strategy development and insights into the most important issues facing the Company. Setting the strategic course of the Company involves a high level of constructive engagement between management and the Board.
The Board regularly discusses eBay’s key priorities, taking into consideration and adjusting the Company’s long-term strategy with global economic, customer and other significant trends, as well as changes in the e-commerce industry and the regulatory landscape.
•
At least annually, the Board conducts a review with management of the Company’s long-term strategic plans, its annual operating plan and capital structure.

•
Throughout the year and at Board meetings, the Board receives information and updates from management and engages with senior leaders with respect to the Company’s strategy, including the strategic plans for our businesses and the competitive environment.

•
eBay’s independent directors also hold regularly scheduled executive sessions for both Board and committee meetings without Company management present, at which strategy is discussed.

•
The Board, CGNC or CHCC, as applicable, also regularly discuss and review investor and proxy advisory firm feedback on strategy.

Management Succession Planning and Workplace Culture
The Board recognizes the importance of effective executive leadership to eBay’s success. The Board conducts a review of management at least annually that includes succession plans for our senior leadership positions. In conducting its review, the Board considers, among other factors, organizational and operational needs, competitive challenges, leadership/management potential and development and interim successors for emergency situations.

2025 Proxy Statement   23
Board Connection to eBay Workplace Culture
The Board is intently focused on fostering a culture of leadership, development and excellence.
Our workplace culture is linked to eBay’s mission of empowering people and creating economic opportunity for all. This shared purpose has influenced our culture for 30 years and motivates our employees every day. We are committed to our eBay DNA of empowering our community, innovating boldly, delivering with impact, being for everyone and acting with integrity. The Board views eBay’s workplace culture as an asset and oversees eBay’s employee engagement and other workforce development programs.
Enterprise Risk Oversight
eBay faces economic, financial, legal and regulatory, operational and other risks, such as the impact of competition and sustainability risks, including social, environmental and reputational factors that are integral to the strength of our brands. The Board recognizes that our ability to manage risk can influence whether we achieve our strategic and operating objectives. The Board, as a whole and through its committees, has responsibility for the oversight of risk management, while management is responsible for the day-to-day management of the risks that we face. In its risk oversight role, the Board is responsible for satisfying itself that the risk management framework and supporting processes as implemented by management are adequate and functioning as designed. The Board also influences risk management by fostering a corporate culture of integrity and risk awareness.

24   2025 Proxy Statement

Board of Directors

Responsible for overseeing risks related to:

- Company's strategy
- Business execution
- Competition

Risk Committee

Assists the Board in its oversight of the Enterprise Risk Management (ERM) program and oversight of key risk exposures related to geopolitics, fraud and transaction losses, and regulatory compliance (including privacy, anti-money laundering and foreign assets control), and the steps eBay has taken to detect, monitor and actively manage such exposures.

Audit Committee

Oversight of financial risks facing eBay's businesses, including credit and counterparty risks, market risk, asset and liability risk, liquidity risk, foreign currency risk, and investment policy and risks, and the steps eBay has taken to detect, monitor and actively manage such exposures.

Compensation and Human Capital Committee

Oversight of risks associated with eBay's compensation policies and practices, including an annual review of eBay's risk assessment of its compensation policies and practices for its employees, and assessment of whether such policies and practices encourage excessive risk-taking and evaluation of policies and practices that could mitigate such risks.

Corporate Governance and Nominating Committee

Oversight of risks relating to eBay's corporate governance policies and practices, including the composition and size of the Board and Board committees, as well as member qualifications and independence.

Oversight of risks relating to eBay's sustainability initiatives.

Technology Committee

Oversight of risks relating to cybersecurity, data management and site availability, including the steps eBay has taken to detect, monitor and actively manage such exposures, and eBay's risk assessment and risk management policies relating to such exposures.

Senior Management

Guides programs and reports to the Board and committees on strategies and progress

- Promotes a workforce culture of risk awareness
- Determines with the Board appropriate risk tolerances

ERM Program

With oversight from the Risk Committee, identifies, assesses, prioritizes and manages our risks relating to governance structure, risk assessment and risk management practices and the guidelines, policies and processes for risk assessment and risk management.

Internal Audit

Periodically meets with the Audit Committee and the independent auditors to audit and report on effectiveness of risk management and controls.

eBay Impact

With oversight from the CGNC on sustainability-related risks, team of key functional leaders implementing policies and programs for sustainability and philanthropy.

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Risk Management
Risk management is embedded across our businesses, with oversight of our company-wide initiatives by the Board and its committees as illustrated above. Our approach to risk management is designed to identify, assess, prioritize and manage risk exposures that could affect our ability to execute our corporate strategy and fulfill our business objectives. Our ERM program enables the Board to establish a mutual understanding with management on the effectiveness of the Company’s risk management practices and capabilities, including with division of responsibilities for reviewing the Company’s risk exposure and risk tolerance, tracking emerging risks and ensuring proper escalation of certain key risks for periodic review by the Board and its committees.
Management collaborates internally, periodically engages independent advisors to update risk assessments and works across the organization to help our business groups and functions identify emerging risks and trends. Short- and long-term risks are evaluated regularly, and senior management is responsible for prioritizing risks and developing a culture of risk-aware practices to identify and manage the appropriate level of risk consistent with the Company’s business strategy. Risks are mapped based on probability, immediacy and potential magnitude, and eBay’s risk management strategies and Board oversight processes are designed accordingly. Examples of key risks encompassed by the ERM program include, without limitation, geopolitics, fraud and transaction losses, and regulatory compliance.
On a regular basis, the Board and its committees engage with our senior management and other members of management on risk as part of broad strategic and operational discussions that encompass interrelated risks, as well as on a risk-by-risk basis. Our Board and its committees engage on various risk topics encompassed by our ERM program, as well as other relevant risks eBay faces. In 2024, the Board formed a Technology Committee that will assist the Board in its oversight and review and discuss with management risk exposures related to cybersecurity, data management and site availability, which are topics that were previously overseen by our Risk Committee. Our Chief Compliance Officer periodically reviews with the Risk Committee the major risks under its oversight and the steps management has taken to detect, monitor and actively manage those risks within the agreed risk tolerance. Likewise, our Chief Sustainability Officer shares with the CGNC emerging trends, risks and strategies relating to sustainability. Our Audit Committee has an annual cadence to review the risks included in its remit, including quarterly meetings regarding ethics programs with our Chief Ethics Officer. The CHCC engages with our Chief People Officer several times per year regarding the most relevant risks and opportunities concerning our workforce, including an annual review of the Company’s risk assessment of its compensation policies and practices for its employees, assesses whether such policies and practices encourage excessive risk-taking and evaluates policies and practices that could mitigate such risks. The executives responsible for managing a particular risk (in the case of cybersecurity risks, our Chief Technology Officer and Chief Information Security Officer) may also report to the full Board or its committees, as appropriate, on how the risk is being managed and progress towards agreed mitigation goals.
The Company maintains disclosure controls and procedures, including within our cybersecurity incident response plans, designed for analysis of potentially material events covered by our risk management framework, including cybersecurity incidents or threats.
eBay DNA and Human Capital Management
At eBay, our core value—“Be for Everyone”—fuels our commitment to diversity, inclusion, and belonging. We strive to create a workplace where every employee feels valued, empowered, and able to bring their best, most innovative selves to work. We believe this commitment fosters creativity, strengthens engagement, and cultivates a deep sense of belonging, which we believe is essential for driving corporate performance, achieving business goals, and delivering stockholder value. As a global marketplace connecting millions of buyers and sellers, our purpose is to build communities and create economic opportunity for all. By pursuing a holistic strategy, we are not just embracing diverse perspectives and fostering an inclusive culture, but also aiming to enhance innovation, deepening our understanding of customers, and strengthening the connections that drive our business. We believe that fostering belonging and reflecting the diversity of our global community helps us attract and retain consumers, expand the breadth of inventory on our Marketplace platforms, and create long-term value for our stockholders. We believe transparency about our journey, progress and lessons learned are important.
eBay Impact: Our Focus on Sustainable Commerce and Economic Empowerment
eBay is a global commerce leader that connects people and builds communities to create economic opportunity for all. eBay’s Impact team supports this goal by focusing its efforts on several key areas identified in our sustainability materiality assessment, including Economic Opportunity, Sustainable Commerce, Culture & Workforce and maintaining a Trusted Marketplace. Our materiality assessment is facilitated by an outside advisor and updated every three years to ensure that our Impact programs continue to reflect the issues we believe to be the most important for eBay and its business. As noted above, the CGNC receives periodic updates on eBay sustainability initiatives, reporting, investor feedback and third-party ratings.
Many of our Impact initiatives involve cross-company collaboration on goal setting, impact measurement and reporting, which is published annually on the eBay Impact section of our Company website. eBay formed the ESG Disclosure Steering Committee to oversee our disclosure strategies, to comply with existing and expected ESG regulations in the United States, the United Kingdom, the European Union and other locations, and to manage ESG risks and capitalize on opportunities. This committee is composed of key members of our Finance and Legal teams. Additionally, eBay formed the Climate and Sustainability Committee to better align on workstreams supporting our transition to a low-carbon economy. This committee includes members of teams such as Core Technology, Enterprise Management Resources, Procurement, Shipping, Sustainability and more. Both committees are chaired by our Chief Sustainability Officer. We are currently focusing our efforts on preparing for the transition to regulatory ESG reporting required by some jurisdictions in which we operate, and coordinating our net-zero strategy.

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Through the combination of the ERM program and our Impact initiatives, we believe eBay appropriately addresses the spectrum of risks facing our businesses, including material issues identified by the Sustainability Accounting Standards Board industry standards as being applicable to companies in our industry.
The table below provides a brief overview of the eBay Impact initiatives as well as recent highlights.
Empowering communities through thoughtful commerce
EBAY IMPACT INITIATIVE	OVERVIEW	PROGRESS
Economic Opportunity	As champions of inclusive entrepreneurship for everyone, eBay helps small businesses grow and thrive globally.	In 2024, small businesses contributed approximately 70% of GMV in our three largest markets by demand (U.S., U.K. and Germany).
eBay for Charity
eBay for Charity empowers buyers and sellers to support charities around the world. We enable buyers to purchase from or donate to their favorite organizations and sellers to contribute a portion of their sales to selected non-profits. eBay for Charity partners with charity organizations globally to help them reach their fundraising goals.

In 2024, eBay for Charity partnered with GLIDE, Elton John AIDS Foundation, World Central Kitchen, 6 Degrees, Deckaid, and Homes for Our Troops, amongst others. In 2024, more than $192 million was raised by buyers and sellers to support charities via eBay for Charity.

eBay Foundation
eBay Foundation helps to support economically vibrant and thriving communities, including by partnering with nonprofit organizations that are addressing and removing barriers to entrepreneurship for people who identify with historically excluded groups. We also support our employees with meaningful giving and volunteering opportunities.

Since 1998, eBay Foundation has provided nearly $140 million in total giving, which has supported over 1,800 unique nonprofit organizations. In 2024, eBay Foundation granted nearly $18 million to support historically excluded entrepreneurs and our employee gift-matching program.

Sustainable Commerce
As a pioneer of recommerce and circular commerce, we strive to sustain the future of our customers, our company and our planet by promoting the buying and selling of pre-loved or refurbished items as well as other sustainable commerce initiates. We help lead the way forward as partners with our global community. We also continue to embrace best practices at our facilities to reduce our environmental footprint and reinforce our commitment to operating with integrity.

Through selling pre-loved and refurbished items on our Marketplace in 2024, eBay helped avoid nearly 1.6 million metric tons of carbon emissions that would have been expected to result from the production of comparable new goods. eBay remains committed to our target of reducing 90% of carbon emissions from our operations (scope 1 & 2) by 2030 from a 2019 baseline, and have increased our target to reducing 27.5% from our value chain (scope 3) in the same timeframe to be in line with our net-zero target for 2045. eBay also achieved its 100% renewable energy goal for eBay-controlled data centers and offices in 2024, one year early.

Trusted Marketplace	eBay has created a trusted, transparent marketplace that is based on the strong ethical values we strive to follow as a business.	Since 2020, eBay has regularly published a Global Transparency Report in order to openly communicate its trust and safety policies and enforcement of those policies.
Stockholder Engagement
Why We Engage
Our directors and management are committed to maintaining a robust dialogue with stockholders. We routinely engage with stockholders throughout the year in order to:
•
Provide transparency into our business, our performance and our governance and compensation practices

•
Discuss with our stockholders the issues that are important to them, hear their expectations for us and share our views

•
Assess emerging issues that may affect our business, inform our decision making, enhance our corporate disclosures and help shape our practices

After we file our proxy statement, we engage with our largest stockholders about important topics to be addressed at our annual meeting. Since January 2024, we have offered to meet on sustainability, governance, compensation, capital allocation and other matters with 37 investors representing approximately 69% of our outstanding shares, which resulted in 11 conference calls or meetings with investors representing approximately 10% of our outstanding shares.

2025 Proxy Statement   27
How We Engage with Stockholders
Governance Policies and Practices
Contacting the Board or Individual Directors
Stockholders may contact the Board, individual directors or groups of directors (such as all of our independent directors) at the following address:

c/o Corporate Secretary, eBay Inc., 2025 Hamilton Avenue, San Jose, California 95125

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The CGNC has delegated responsibility for initial review of stockholder communications to our Corporate Secretary. This process assists the Board in reviewing and responding to stockholder communications in an appropriate manner. The CGNC has instructed our Corporate Secretary to review correspondence directed to the Board and its principal committees. It is at the Corporate Secretary’s discretion to determine whether to forward items solely related to complaints by users with respect to ordinary course of business, customer service and satisfaction issues, or matters the Corporate Secretary deems to be of a commercial or frivolous nature or otherwise inappropriate for the Board’s or its committees’ consideration.
Governance Documents
Our Governance Guidelines, the charters of our principal Board committees, and our Code of Business Conduct and Ethics can be found on our investor relations website at https://investors.ebayinc.com/corporate-governance/governance-documents, and any changes in these governance documents will be reflected in the same location. Information contained on our investor relations website is not part of this Proxy Statement.
Majority Vote Standard for Election of Directors
Our bylaws provide that in the event of an uncontested election, each director shall be elected by the affirmative vote of a majority of the votes cast with respect to such director. This means that the numbers of shares voted “FOR” a director nominee must exceed the number of votes cast “AGAINST” that nominee. “ABSTAIN” votes and broker non-votes will be counted as present for purposes of this vote but are not counted as votes cast. As a result, abstentions and broker non-votes will have no effect on the vote for Proposal 1: Election of Directors.
Director Resignation Provisions for Uncontested Elections
If a nominee who is serving as a director (an “Incumbent Director”) fails to receive the required number of votes for election in accordance with our bylaws in an uncontested election, then the Incumbent Director would, in accordance with Delaware law, continue to serve on the Board as a “holdover director” until (i) their successor is elected and qualified, (ii) they are re-nominated after consideration by the CGNC as described further below, or (iii) their earlier death, resignation, retirement, or removal pursuant to our bylaws.
Pursuant to our Governance Guidelines, in nominating any Incumbent Director for election, our Board considers whether that director has tendered an irrevocable resignation effective upon the Board’s acceptance in the event the director fails to receive the required vote to be elected. Similarly, our Board also considers whether any nominee who is not an Incumbent Director has agreed to tender such a resignation prior to being nominated for election. Each of our 10 independent director nominees currently serving on the Board has submitted such an irrevocable resignation.
Under our bylaws, in an uncontested election, if an Incumbent Director does not receive the required vote for election, within 90 days after the date of the certification of the election results (subject to an additional 90-day period in certain circumstances) the CGNC, or another committee of the Board consisting solely of independent directors, will decide whether to accept or reject such director’s resignation (if the director has tendered such a resignation), or whether to take other action. In reaching its decision, the CGNC or applicable other committee will review factors it deems relevant, which may include any stated reasons for “AGAINST” votes, whether the underlying cause or causes of the “AGAINST” votes are curable, the criteria considered by the CGNC in evaluating potential director candidates, the director’s contributions and length of service to eBay, and the size and holding period of director’s stock ownership in the Company. The CGNC’s or applicable other committee’s decision will be publicly disclosed in a filing with the SEC. If a nominee who was not already serving as a director fails to receive the required votes to be elected at the Annual Meeting, then they will not become a member of the Board.
Stock Ownership Guidelines
Our Board has adopted stock ownership guidelines to better align the interests of our directors and executive officers with the interests of our stockholders and further promote our commitment to sound corporate governance. Under these guidelines, our executive officers are required to achieve ownership of eBay common stock (which for executive officers includes unvested RSUs) valued at three times their annual base salary (six times in the case of our CEO). For the executive officers, these guidelines are initially calculated using the executive officer’s annual base salary as of the date the person is first appointed as an executive officer. These guidelines are then recalculated each January 1st immediately following the third anniversary of the most recent calculation. In addition, these guidelines will also be recalculated as of the date on which an executive officer’s pay grade changes. Our non-employee directors are required to achieve ownership of eBay common stock valued at five times the value of the annual retainer for service on the Board (not including any additional retainers for committee service). For the non-employee directors, these guidelines are initially calculated as of the director’s election to the Board and are then recalculated each June 1st thereafter.
Each of our executive officers is required to retain 50% of any shares of eBay common stock received (net of any shares sold or withheld to pay any applicable exercise price or satisfy tax withholding obligations) as the result of the exercise, vesting or payment of any eBay equity awards granted to the executive officer, until the stock ownership guidelines are met. Each of our non-employee directors is required to retain 25% of the shares received (net of any shares sold or withheld to pay any applicable exercise price or satisfy tax obligations) as the result of the exercise, vesting or payment of any eBay equity awards granted to the non-employee director, until the stock ownership guidelines are met. As of December 31, 2024, all of our executive officers and directors were in compliance with the stock ownership guidelines.

2025 Proxy Statement   29
Our stock ownership guidelines can be found on our investor relations website at https://investors.ebayinc.com/corporate-governance/governance-documents.
The stock ownership levels of our executive officers and directors as of April 15, 2025, calculated in accordance with the rules of the SEC, are set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” below.
Insider Trading Policy
We have adopted an Insider Trading Policy governing the purchase, sale and other dispositions of our securities that applies to our directors, officers, employees, consultants and contractors. We also follow procedures for the repurchase of our own securities. Our insider trading policy prohibits the trading of our securities while in possession of material non-public information, establishes blackout periods and, in some cases, pre-clearance procedures, wherein certain designated employees who are or may be regularly exposed to material non-public information are prohibited from trading in our securities, and requires that all Rule 10b5-1 trading plans comply with applicable law. We believe that our Insider Trading Policy and repurchase procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to us. A copy of our Insider Trading Policy was filed as Exhibit 19.01 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
Hedging and Pledging Policy
The Company’s insider trading policy prohibits directors, executive officers, and other employees from entering into any hedging or monetization transactions relating to our securities or otherwise trading in any instrument relating to the future price of our securities, such as a put or call option, futures contract, short sale, collar or other derivative security. The policy also prohibits directors and executive officers from pledging eBay common stock as collateral for any loans.
Option Granting
We have a longstanding practice of granting all annual equity awards on April 1st of every year, which is generally during a trading blackout period, and typically granting any new hire awards on the 15th of the month following the eligible employee’s start date. There were no stock option grants during the 2024 calendar year. The CHCC may consider whether or not to use stock options as part of the long-term equity incentive component of the executive compensation program in the future but has determined not to include stock options at this time. We may consider adopting an official option granting policy if we decide to grant additional options in the future.
Our executive officers are not permitted to choose the grant date for their individual equity awards. In prior years when we granted stock options or similar awards, we followed our practice of granting annual awards on April 1st each year and typically granting new hire awards on the 15th of the month following an eligible employee’s start date. Our practice is to not time the grant of stock options or similar awards based on the release of material nonpublic information that is likely to result in changes to the price of our common stock, such as a significant positive or negative earnings announcement, and to not time the public release of such information based on stock option grant dates. During the 2024 calendar year, we did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
Clawback Policies
In 2012, we implemented changes to the eBay Incentive Plan and the Company’s equity incentive award plans to provide that awards made under those plans are subject to a clawback provision.
In 2014, the CHCC adopted a clawback policy applicable to employees with a title of Vice President or above.
In 2023, the CHCC adopted a supplemental clawback policy applicable to our executive officers that complies with the new SEC rules issued in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and applicable Nasdaq listing rules that took effect in December 2023.
Our 2014 clawback policy and supplemental clawback policy are discussed in further detail under the section entitled “Severance and Change in Control Arrangements with Executive Officers and Clawbacks—Clawbacks” below.
Code of Business Conduct and Ethics
We expect our directors, executive officers, and other employees to conduct themselves with the highest degree of integrity, ethics, and honesty. Our credibility and reputation depend on the good judgment, ethical standards, and personal integrity of each director, executive officer, and employee. Our Code of Business Conduct and Ethics requires that directors, executive officers, and other employees disclose actual or potential conflicts of interest and recuse themselves from related decisions. To better protect us and our stockholders, we regularly review our Code of Business Conduct and Ethics and related policies to ensure that they provide clear guidance to our directors, executive officers, and employees. Our Audit Committee reviews and approves the Code of Business Conduct and Ethics, as well as our programs that are designed to ensure compliance therewith. Our Code of Business Conduct and Ethics may be found on our investor relations website at https://investors.ebayinc.com/corporate-governance/governance-documents/.
The Company also has practices that address potential conflicts in circumstances where a non-employee director is a control person of an investment fund that desires to make an investment in or acquire a company that may compete with one of the Company’s businesses. Under

30   2025 Proxy Statement
those circumstances, the director is required to notify the Company’s CEO and General Counsel of the proposed transaction, and the Company’s senior management then assesses the nature and degree to which the investee company is competitive with the Company’s businesses, as well as the potential overlaps between the Company and the investee company. All transactions by investment funds in which a non-employee director is a control person also remain subject in all respects to the Board’s written policy for the review of related person transactions, discussed under the section entitled “Governance Policies and Practices—Certain Transactions with Directors and Officers” below.
Corporate Hotline
We have established a corporate hotline that is operated by a third party and allows any employee, business partner, vendor and others to confidentially and anonymously (where legally permissible) submit a complaint about any accounting, internal control, auditing, or other matters of concern. Anyone can email askethics@ebay.com; or submit an anonymous inquiry by calling the eBay Integrity Helpline at 844-945-0216.
Certain Transactions with Directors and Officers
Our Audit Committee reviews and approves all transactions with related persons that are required to be disclosed in this section of our Proxy Statement.
Our Board has adopted a written policy for the review of related person transactions. For purposes of the policy, a related person transaction includes transactions in which (1) the amount involved is more than $120,000, (2) eBay is a participant, and (3) any related person has a direct or indirect material interest. The policy defines a “related person” to include directors, nominees for director, executive officers, beneficial holders of more than 5% of eBay’s outstanding common stock and their respective family members. Pursuant to the policy, all related person transactions must be approved by the Audit Committee or, in the event of an inadvertent failure to bring the transaction to the Audit Committee for pre-approval, ratified by the Audit Committee. In the event that a member of the Audit Committee has an interest in a related person transaction, the transaction must be approved or ratified by the disinterested members of the Audit Committee. In deciding whether to approve or ratify a related person transaction, the Audit Committee will consider the following factors:
•
Whether the terms of the transaction are (a) fair to eBay and (b) at least as favorable to eBay as would apply if the transaction did not involve a related person;

•
Whether there are demonstrable business reasons for eBay to enter into the transaction;

•
Whether the transaction would impair the independence of an outside director under eBay’s director independence standards; and

•
Whether the transaction would present an improper conflict of interest for any director or executive officer, taking into account the size of the transaction, the overall financial position of the related person, the direct or indirect nature of the related person’s interest in the transaction and the ongoing nature of any proposed relationship, and any other factors the Audit Committee deems relevant.

We have entered into indemnification agreements with each of our directors and executive officers. These agreements require us to indemnify such individuals, to the fullest extent permitted by Delaware law, for certain liabilities to which they may become subject as a result of their affiliation with eBay. Since January 1, 2024, there were no related person transactions, and we are not aware of any currently proposed related person transactions, that would require disclosure under SEC rules.

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Compensation of Directors
The CHCC is responsible for reviewing and making recommendations to the Board regarding compensation paid to all directors who are not employees of eBay, or any parent, subsidiary, or affiliate of eBay, for their Board and committee services. Pay Governance LLC (“Pay Governance”) serves as the CHCC’s independent compensation consultant. In connection with its engagement, Pay Governance assists the CHCC in conducting annual peer benchmarking and assessment of market trends and best practices, to ensure that eBay’s director compensation program is in line with the market and that pay levels are comparable to peers. Our most recent benchmarking indicates that our compensation is benchmarked at or around the 50th percentile of our peer group.
Annual Cash Retainers
The following table sets forth annual cash retainers paid to our non-employee directors who served as Chair of the Board and the Chairs of the Audit, Compensation and Human Capital, Corporate Governance and Nominating, Risk and Technology Committees, respectively, and as members of those Committees, pursuant to our 2024 director compensation program. Our directors do not receive additional compensation for attending meetings of committees on which they do not serve or for meeting with members of management and other eBay employees.
ANNUAL RETAINER FOR BOARD MEMBERSHIP	AMOUNT
All Independent Directors	$80,000
Board Chair	$100,000
Lead Independent Director (if applicable)	$25,000
Annual Retainer For Committee Chairs
Audit	$25,000
Compensation and Human Capital	$15,000
Corporate Governance & Nominating	$15,000
Risk	$15,000
Technology	$15,000*
Annual Retainer For Committee Members
Audit	$18,000
Compensation and Human Capital	$15,000
Corporate Governance & Nominating	$10,000
Risk	$10,000
Technology	$10,000
Annual RSU Grant
Board Chair	$350,000
All Independent Directors	$250,000

*
The Technology Committee was created and authorized in November 2024. Accordingly, the Chair and members of the Technology Committee received a prorated portion of their annual retainer based on the portion of 2024 during which they served in their Technology Committee roles.

Annual compensation to continuing non-employee directors pursuant to our 2024 director compensation program consisted of (a) Restricted Stock Units (“RSUs”), granted on the date of the annual meeting with a grant date value equal to $250,000 or, for the non-employee director serving as the Chair of the Board, $350,000, in each case, the number of RSUs being determined by dividing the grant date value by the closing price per share of the Company’s common stock on the date of grant, rounded up to the nearest whole share and (b) an annual cash retainer of $80,000, or, for a non-employee director serving as Chair of the Board, $100,000, plus additional cash fees for chair and committee service paid in quarterly installments (or, at the non-employee director’s discretion, paid in additional shares of the Company’s common stock of an equivalent value, calculated in the same manner as the annual equity award, rounded up to the nearest whole share).
The annual equity award and Board and committee retainers are pro-rated in the event that a non-employee director serves for a portion of a year. For newly appointed non-employee directors, the annual equity award is granted shortly following the date of the director’s appointment, with the number of RSUs being determined by dividing the grant date value (pro-rated based on the remaining portion of a year) by the closing price per share of the Company’s common stock on the date of the Company’s most recent annual meeting. Following Mr. Rowe’s commencement of Board service on February 16, 2024, he received an RSU award on March 15, 2024, with a pro-rated value of $101,894 on such date, pursuant to our 2024 director compensation program. However, if a non-employee director is appointed more than nine months since the last annual meeting, the director will receive cash in lieu of any equity award grant. RSUs become fully vested upon the earlier of (i) the first anniversary of the grant date, and (ii) the first annual meeting of the stockholders of the Company that occurs after the grant date. In the event of a change in control of eBay, any unvested RSU awards granted to our non-employee directors will accelerate and become fully vested.
Our Equity Incentive Award Plan, as amended and restated includes a maximum annual limit of $600,000 (increased by two times for the year in which the non-employee director commences service on the Board) on the value of equity awards that may be paid, issued, or granted to a non-employee director in any fiscal year (excluding any equity issued in lieu of cash). For purposes of this limitation, the value of equity awards is based on the accounting grant date fair value.

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We previously issued Deferred Stock Units (“DSUs”) as equity compensation for our non-employee directors. Since January 1, 2017, RSUs have been granted in lieu of DSUs as compensation for non-employee directors. DSUs granted prior to August 1, 2013 are payable in Company common stock or cash (at our election) following the termination of a non-employee director’s service on the Board. DSUs granted on or after August 1, 2013 are payable solely in Company common stock following the termination of a non-employee director’s service on the Board.
2024 Director Compensation Table
The following table and footnotes summarize the total compensation paid by the Company to non-employee directors for the fiscal year ended December 31, 2024.
NAME	FEES EARNED OR PAID IN CASH ($)(b)	STOCK AWARDS ($)(c)	TOTAL ($)(e)
Adriane M. Brown	120,000	250,000	370,000
Aparna Chennapragada	98,000	250,000	348,000
Logan D. Green	95,096	250,000	345,096
E. Carol Hayles	133,000	250,000	383,000
Shripriya Mahesh	90,000	250,000	340,000
William D. Nash(1)	2,637	234,398	237,035
Paul S. Pressler	220,124	350,000	570,124
Zane Rowe(2)	61,038	351,927(3)	412,965
Mohak Shroff	90,000	250,000	340,000
Perry M. Traquina	123,120	250,000	373,120

(1)
Mr. Nash was appointed to the Board in September 2024.

(2)
Mr. Rowe was appointed to the Board in February 2024.

(3)
Following his commencement of Board service, on March 15, 2024, Mr. Rowe received an RSU award with a pro-rated value of $101,894 on such date, pursuant to our 2024 director compensation program.

Fees Earned or Paid in Cash (Column (b))
The amounts reported in the Fees Earned or Paid in Cash column reflect the cash fees paid to each non-employee director in 2024, as well as fees with respect to which the following directors elected to receive shares in lieu of cash.
NAME	FEES FORGONE ($)	SHARES RECEIVED (#)
Logan D. Green	71,346	1,298
Paul S. Pressler	220,124	4,323
Zane Rowe	61,038	1,093
Perry M. Traquina	123,120	2,418
Stock Awards (Column (c))
The amounts reported in the Stock Awards column reflect the aggregate grant date fair value of RSUs granted in 2024. The grant date fair value of each RSU was calculated using the fair value of our common stock on the date of the grant calculated in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation—Stock Compensation. For more information regarding the accounting for and assumptions we used to calculate the grant date fair values for RSUs, see the heading “Stock Based Compensation” in Notes 1 and 14 to our financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 27, 2025. Each non-employee director providing service as a director through June 20, 2024, the date of our 2024 Annual Meeting, was granted 4,644 RSUs with a value of $250,000 on such date (or, in the case of (a) Mr. Pressler, our Chair of the Board, 6,501 RSUs with a value of $350,000 on such date and (b) Bill Nash, director who was appointed on September 18, 2024, 3,499 RSUs with a pro-rated value of $234,398 on such date). Such RSUs become fully vested upon the earlier of (i) the first anniversary of the grant date, and (ii) the first annual meeting of the stockholders of the Company that occurs after the grant date.

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As of December 31, 2024, each of the then-serving non-employee directors held the aggregate numbers of DSUs and RSUs set forth below.
NAME	TOTAL DSUS HELD AS OF 12/31/24 (#)	TOTAL RSUS HELD AS OF 12/31/24 (#)
Adriane M. Brown	—	4,644
Aparna Chennapragada	—	4,644
Logan D. Green	—	4,644
E. Carol Hayles	—	4,644
Shripriya Mahesh	—	4,644
William D. Nash	—	3,499
Paul S. Pressler	1,128	6,501
Zane Rowe	—	4,644
Mohak Shroff	—	4,644
Perry M. Traquina	6,198	4,644

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Proposal 2: Ratification of Appointment of Independent Auditors
Audit Matters
The Audit Committee is responsible for the appointment, compensation, retention, and oversight of the independent auditors retained to audit our consolidated financial statements. We have appointed PricewaterhouseCoopers LLP (“PwC”) as our independent auditors for the fiscal year ending December 31, 2025. PwC has served as our auditors since 1997.
In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent audit firm. Further, in conjunction with the mandated rotation of the independent audit firm’s lead engagement partner, the Audit Committee will continue to be directly involved in the selection and evaluation of PwC’s lead engagement partner. Our lead engagement partner was rotated out in January 2025, and we have a new lead engagement partner for our fiscal year 2025 audit.
The Board and the Audit Committee believe that the continued retention of PwC to serve as our independent auditors is in the best interests of eBay and our stockholders. We expect that representatives of PwC will be present at the Annual Meeting, will have an opportunity to make a statement if they wish, and will be available to respond to appropriate questions.
Our bylaws do not require the stockholders to ratify the appointment of PwC as our independent auditors. However, we are submitting the appointment of PwC to our stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the appointment, the Audit Committee will reconsider whether or not to retain PwC. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of eBay and our stockholders.
The Board and the Audit Committee recommend a vote FOR this proposal.

2025 Proxy Statement   35
Audit and Other Professional Fees
During the fiscal years ended December 31, 2024 and December 31, 2023, fees for services provided by PwC were as follows (in thousands):
	YEAR ENDED DECEMBER 31,
	2024	2023
Audit Fees	$8,044	$7,921
Audit-Related Fees(1)	550	250
Tax Fees	1,826	500
All Other Fees	26	26
Total	$10,446	$8,697

(1)
Audit-Related Fees for 2024 relate to system implementation audit-related procedures and the U.K. Safeguarding audit requirement.

“Audit Fees” consist of fees incurred for services rendered for the audit of eBay’s annual financial statements, review of financial statements included in eBay’s quarterly reports on Form 10-Q, other services normally provided in connection with statutory and regulatory filings, and for attestation services related to compliance with the Sarbanes-Oxley Act of 2002. “Audit-Related Fees” consist of fees incurred for other attestation engagements and consultations regarding financial accounting and reporting matters. “Tax Fees” consist of fees incurred for tax planning and advisory services, and tax compliance services and projects. “All Other Fees” consist of fees incurred for permitted services not included in the category descriptions provided above with respect to “Audit Fees,” “Audit-Related Fees,” and “Tax Fees,” and include fees for consulting services, compliance-related services, and software licenses.
The Audit Committee has determined that the non-audit services rendered by PwC were compatible with maintaining its independence. All such non-audit services were pre-approved by the Audit Committee pursuant to the pre-approval policy set forth below.
Audit Committee Pre-Approval Policy
The Audit Committee has adopted a policy requiring the pre-approval of any non-audit engagement of PwC. In the event that we wish to engage PwC to perform accounting, technical, diligence, or other permitted services not related to the services performed by PwC as our independent registered public accounting firm, our policy provides that our internal finance personnel will prepare a summary of the proposed engagement that details the nature of the engagement, the reasons why PwC is the preferred provider of such services, and the estimated duration and cost of the engagement, which information will then be provided to our Audit Committee for review and pre-approval. In making any pre-approval decision, our Audit Committee evaluates whether such engagement will interfere with the independence of PwC in the performance of its auditing services. The pre-approval of services may be delegated to one or more of our Audit Committee’s members.
On an interim basis, any non-audit engagement may be presented to the Chair of the Audit Committee for approval and to the full Audit Committee at its next regularly scheduled meeting.
Auditor Independence
We have taken a number of steps to ensure continued independence of our outside auditors. Our independent auditors report directly to the Audit Committee, and we limit the use of our auditors for non-audit services. The fees for services provided by our auditors in 2023 and 2024 and our policy on pre-approval of non-audit services are described above.

36   2025 Proxy Statement
Audit Committee Report
The Audit Committee has reviewed and discussed with our management our audited consolidated financial statements for the year ended December 31, 2024.
The Audit Committee has discussed with PricewaterhouseCoopers LLP (“PwC”), our independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the U.S. Securities and Exchange Commission (the “SEC”).
The Audit Committee has also received the written disclosures and the letter from PwC required by applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed the independence of PwC with that firm.
Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the SEC.
Audit Committee

E. Carol Hayles (Chair)	Zane Rowe	Perry M. Traquina

2025 Proxy Statement   37
Our Executive Officers
Executive officers are appointed annually by the Board and serve at the discretion of the Board. Set forth below is information regarding our executive officers as of April 30, 2025.
Jamie Iannone Age: 52 Position: President and Chief Executive Officer Biography Mr. Iannone’s biography is set forth above on page 10 under “Proposal 1: Election of Directors— Director Nominees.”

Cornelius Boone
Age: 44
Position: Senior Vice President, Chief People Officer
Biography
Mr. Boone has served eBay as Senior Vice President, Chief People Officer since February 2021. Prior to joining eBay, he was Vice President, Human Resources at American Airlines from 2018 to January 2021. Prior to American Airlines, Mr. Boone was Vice President, Human Resources at Walmart from 2016 to 2018, and Vice President, Human Resources at Walmart Global eCommerce from 2014 to 2016.

Eddie Garcia
Age: 53
Position: Senior Vice President, Chief Product Officer
Biography
Mr. Garcia has served eBay as Senior Vice President and Chief Product Officer since April 2022. He is an eBay alumnus and brings more than two decades of product leadership experience. He rejoined eBay in April 2022 from Meta, where he was the Head of Commerce for Facebook’s mobile app and led their marketplace efforts since June 2021. Prior to working at Meta, Mr. Garcia held various positions at Sam’s Club from November 2014 until May 2021, including, most recently, Senior Vice President and Chief Product Officer from March 2019 to May 2021, and previously Vice President of End to End Experience from April 2017 to March 2019. Prior to Sam’s Club, Mr. Garcia served as the Senior Vice President of Product Development at Travelzoo from January 2014 to November 2014. Previously, at eBay, Mr. Garcia held leadership roles in search, payments, buyer experience and new ventures from 2003 to 2014.

38   2025 Proxy Statement

Julie Loeger
Age: 61
Position: Senior Vice President, Chief Growth Officer
Biography
Ms. Loeger serves eBay as Senior Vice President, Chief Growth Officer. She assumed her current role in January 2021. Prior to joining eBay, Ms. Loeger spent 29 years at Discover, a financial company, most recently as Executive Vice President, President—U.S. Cards, a position she held from 2018 to January 2021. At Discover, Ms. Loeger held leadership positions in many areas, including Rewards, Portfolio Marketing, Acquisition, Brand Management and Product Development. Prior to joining Discover, she held various marketing positions at Anheuser Busch, Inc.

Steve Priest
Age: 55
Position: Senior Vice President, Chief Financial Officer
Biography
Mr. Priest has served eBay as Senior Vice President, Chief Financial Officer since June 2021. He previously served as Chief Financial Officer of JetBlue Airways Corporation, a position he held from February 2017 to June 2021. Mr. Priest joined JetBlue in August 2015 as Vice President Structural Programs. Prior to JetBlue, he worked at British Airways from 1996 to 2015 where he served as Senior Vice President of its North Atlantic joint venture business with American Airlines, Iberia, and Finnair, as well as in several other leadership roles.

Samantha Wellington
Age: 47
Position: Senior Vice President, Chief Legal Officer and Secretary
Biography
Ms. Wellington serves eBay as its Senior Vice President, Chief Legal Officer and Secretary. She assumed her current role in October 2024, and immediately prior to joining eBay, Ms. Wellington was Executive Vice President of Business Affairs, Chief Legal Officer and Secretary at TriNet Group, Inc., a provider of comprehensive human resource solutions for small and medium-size businesses, from 2016 to September 2024. Ms. Wellington served in several senior executive positions at TriNet over an eight-year period, including six as its Chief Legal Officer. Prior to TriNet, she served at Oracle Corporation, a multinational computer technology corporation, over a 12-year period, including as Oracle’s representative on the boards of directors of Oracle’s publicly traded interests in Japan and India. Ms. Wellington holds both a B.C.A. and a L.L.B. from Wollongong University, as well as a L.L.M. in Communications and Technology Law from the University of New South Wales. Ms. Wellington is admitted to practice law in both NSW, Australia and California, USA.

2025 Proxy Statement   39
Proposal 3: Advisory Vote to Approve Named Executive Officer Compensation
In accordance with the requirements of Section 14A of the Exchange Act, we are asking stockholders to approve, on an advisory basis, the compensation of our named executive officers as described in the Compensation Discussion and Analysis, compensation tables, and related narrative discussion of such compensation included in this Proxy Statement.
As discussed in the Compensation Discussion and Analysis, the CHCC of the Board is committed to an executive compensation program that is aligned with our business goals, culture, and stockholder interests. We believe a competitive compensation program that is highly performance-based is key to delivering long-term stockholder returns.
The CHCC believes that the goals of our executive compensation program are appropriate and that the program is properly structured to achieve those goals, particularly in light of our annual evaluation of, and periodic refinements to, the program. We believe that our compensation goals and program are in the best interests of our stockholders. As discussed under the heading, “Stockholder Engagement,” eBay engages in ongoing discussions with many of our investors, and we thoughtfully consider their feedback. We have modified our programs as a result of stockholder feedback in the past and we expect to continue this practice in the future. Based on these ongoing discussions, we believe these investors generally support our goals and program, and that our stockholders as a whole should support them as well.
We are asking our stockholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies, and practices described in this Proxy Statement. Accordingly, we ask our stockholders to vote “FOR” the following resolution at our Annual Meeting:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2025 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2024 Summary Compensation Table, and the other related tables and disclosures.”
While the say-on-pay vote is advisory, and therefore not binding on the Company, the Board and the CHCC value the opinions of our stockholders and will take into account the outcome of this vote in considering future compensation arrangements. It is expected that the next say-on-pay vote will occur at the 2026 Annual Meeting of Stockholders.
The Board recommends a vote FOR this proposal.

40   2025 Proxy Statement
Executive Compensation
Compensation Discussion and Analysis
This Compensation Discussion and Analysis describes the compensation of our NEOs for 2024:
Jamie Iannone, President and Chief Executive Officer (“CEO”)
Steve Priest, Senior Vice President, Chief Financial Officer (“CFO”)
Eddie Garcia, Senior Vice President, Chief Product Officer
Julie Loeger, Senior Vice President, Chief Growth Officer
Samantha Wellington, Senior Vice President, Chief Legal Officer and Secretary(1)
Marie Oh Huber, Former Senior Vice President, Chief Legal Officer and Secretary(2)

(1)
Samantha Wellington joined as Senior Vice President, Chief Legal Officer and Secretary on October 7, 2024.

(2)
Marie Oh Huber served as Senior Vice President, Chief Legal Officer and Secretary until June 21, 2024.

Our NEOs include our CEO, CFO and the three most highly compensated executive officers other than the CEO and CFO who were serving at the end of the last completed fiscal year. Additionally, Ms. Huber is included as an NEO because she would have been among our three highest paid executives had she been serving as an executive officer at the fiscal year-end.
Executive Summary
We design our executive compensation program with the goal of aligning the interests of our stockholders and our executives. We believe in a pay-for-performance philosophy. Our executive compensation program is designed to create incentives both in periods of success and during years when our financial performance falls short of our targets. In our view, our compensation practices, including incentive compensation, play an important role in reinforcing our pay-for-performance culture.

Financial Highlights*
Revenue was $10.3 billion, up 2% on an as-reported and FX-Neutral basis.
Gross Merchandise Volume (“GMV”) was $74.7 billion, up 2% on an as-reported basis and up 1% on an FX-Neutral basis.
GAAP net income from continuing operations was $2.0 billion, or $3.95 per diluted share.
Generated $2.4 billion of operating cash flow and $2.0 billion of free cash flow.
Returned $3.7 billion to stockholders, including $3.1 billion of share repurchases and $533 million paid in cash dividends.

Business Highlights*

eBay made a significant investment in the U.K. market to improve the customer experience for consumer-to-consumer (“C2C”) sellers, including introducing a simplified listing flow on mobile, launching eBay Balance and Managed Shipping, and revamping local pickup and discovery capabilities. eBay also eliminated final value fees and regulatory operating fees for U.K. C2C sellers across all categories, excluding motor vehicles.

eBay expanded its artificial intelligence (“AI”)-powered magical bulk listing tool from Sports Trading Cards to all categories in the U.S., making it faster and easier for sellers to create detailed, eye-catching listings and get more inventory in front of buyers.

eBay’s total advertising offerings generated $445 million of revenue in the fourth quarter, representing 2.3% of GMV. The Company’s first-party advertising products delivered $434 million of revenue in the fourth quarter, up 18% on an as-reported basis and up 16% on an FX-Neutral basis.

2025 Proxy Statement   41

Business Highlights* (continued)

After a successful launch in Germany, eBay introduced Klarna’s ‘buy now, pay later’ payment options to millions of shoppers in the U.K., Austria, France, Italy, the Netherlands and Spain. Additionally, Klarna users in these countries can now resell items bought through the Klarna app on eBay in minutes, with automatic listing details and images, giving people more flexibility in how they sell.

To offer more locally relevant payment methods, eBay partnered with Riverty to offer buyers in Germany the option to pay using a monthly invoice, one of the most popular ways German consumers pay online.

eBay announced the latest in its series of exclusive drops from the closets of some of fashion and entertainment's most influential figures with ‘From The Collection: Margherita Maccapani Missoni.’ The collection features exclusive pre-owned, vintage and archival pieces curated by the fashion designer.

*
Non-GAAP measures are defined and reported under “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 27, 2025. For non-GAAP financial highlights, see our earnings release for the fourth quarter and fiscal year ended December 31, 2024, included as Exhibit 99.1 to our Current Report on Form 8-K filed with the SEC on February 26, 2025.

We Utilized Our Core Equity Program in 2024
Our compensation programs are designed to promote long-term, sustainable growth, and are intended to provide flexibility to enable us to incentivize management to adjust priorities and make the strategic decisions that are often necessary for us to succeed in the dynamic market in which we operate. The CHCC evaluates plan designs annually to determine their appropriateness and implemented the following changes in 2024:
PBRSUs and RSUs: In 2024, we utilized our core long-term incentive equity mix of PBRSUs and RSUs for our executives. Since 2016, our executive equity mix historically consisted of 40% time-based RSUs and 60% PBRSUs. We have modified the core components of our equity program to align our performance-based incentives with business-critical incentives. In 2022 and 2023, the CHCC decided to allocate a percentage of the equity mix to performance-based stock option (“PBSO”) awards to incentivize management to drive revenue growth in Payments and Advertising, which were our key revenue growth initiatives at the time. While we will continue to innovate and execute in Payments and Advertising, these PBSOs have served their intended purpose, and therefore, the CHCC decided in 2024 to utilize our core equity mix of 60% PBRSUs and 40% RSUs. In the future, we may incorporate new goals that align with our key initiatives into our PBRSU design, and we may grant new PBSOs or similar awards in connection with those initiatives. The level of achievement of the performance-based vesting conditions for the PBSOs that were previously granted in 2022 and 2023 have been determined, as described below under the heading “Former PBSO Financial Goals and Performance.”
Our Compensation Program
The objectives of our 2024 executive compensation program are to:
align compensation with our business objectives, performance and stockholder interests, motivate executive officers to enhance short-term results and long-term stockholder value, position us competitively among the companies against which we recruit and compete for talent, and enable us to attract, reward and retain executive officers and other key employees who contribute to our long-term success.

42   2025 Proxy Statement
We achieve these objectives primarily by employing the various elements of our executive compensation programs as illustrated in the graphic below.
Former Performance Based Stock Options (PBSOs) promote retention since executives must remain with the Company in order to vest in the outstanding unvested awards and enjoy the growth in equity value. Our PBSO awards granted in 2022 (the “2022—2024 PBSOs”), based on the 2022-2024 performance cycle, have now fully vested, and a portion of those granted in 2023 (the “2023—2025 PBSOs”), based on the 2023-2025 performance cycle, remain outstanding for certain of our NEOs.
How We Pay Our CEO
The following graphics illustrate the predominance of equity incentives and performance-based components in Mr. Iannone’s 2024 target pay mix in our core compensation program.
2024 TARGET COMPENSATION
Base Salary	$1,000,000
Annual Cash Incentive (eIP)	$2,000,000
Equity Awards	$18,900,000
Total Target Compensation	$21,900,000
Mr. Iannone’s compensation is highly weighted to Company performance. Over 95% of his 2024 compensation is based on Company performance goals or is otherwise subject to Company stock price performance.

2025 Proxy Statement   43
Each year we carefully review our equity usage and projections and aim to strike an appropriate balance between market competitiveness, affordability and dilution, including an intentional reduction in our equity spend in 2024. Our CHCC made these adjustments in support of eBay’s business objectives and not due to any performance-related considerations.
Pay for Performance
In 2024, we continued to compensate our executive officers using a mix of equity and cash compensation. Our incentive compensation is tied to financial targets that the CHCC believes correlate with operating performance over one- and multi-year performance periods and long-term stock performance. Performance targets are generally set in a manner consistent with the annual budget and our strategic plans.
An overview of the performance-based components of our incentive compensation program follows.
PLAN	PERFORMANCE METRICS	CHCC RATIONALE
Annual Cash Incentive (eIP)	• FX-neutral revenue (threshold only) • Non-GAAP net income • Customer satisfaction improvement (kicker) • Individual performance
•
A revenue threshold must be met before any incentive can be paid based on non-GAAP net income

•
Non-GAAP net income is directly affected by management decisions and provides a widely followed measure of financial performance

•
Improved customer satisfaction expected to lead to revenue growth

•
Differentiate compensation based on individual contributions

PBRSUs	• FX-neutral revenue • Non-GAAP operating margin dollars • ROIC modifier • Relative total shareholder return modifier
•
Key drivers of our long-term success and stockholder value, and directly affected by management decisions

•
Incentivizes profitable growth and efficient use of capital

•
Increases or decreases award by up to 15% based on stock performance relative to S&P 500, strengthening alignment between long-term interests of our NEOs and stockholders

Former PBSOs	• Advertising and payments revenue	• Incentivized strong pay-for-performance component since the awards result in realizable value to the executive only if performance goals are achieved and our stock price increases over time
eIP Financial Goals and Plan Performance
The following graphs show the goals and results achieved for the 2024 performance period under the financial component of our eIP, which accounted for 75% of our NEOs’ award opportunities.
2024 eIP Financial Results
We performed above our financial target in 2024, as shown above. FX-neutral revenue surpassed the threshold requirement of the eIP, and non-GAAP net income performance was above threshold and in line with target performance. The CHCC did not make any discretionary adjustment to the non-GAAP net income results in 2024 when calculating eIP performance. The CHCC designed the eIP to exclude the impact of M&A transactions when determining target performance and payouts under our 2024 eIP. The Company financial component of the eIP paid out at 123% of target. In years when the Company’s financial performance is above threshold, a modifier is applied to the individual performance component to increase or decrease it proportionately based on the Company’s financial performance relative to target, by up to a maximum of 20%. Because the Company financial performance component was above target performance in 2024, the individual performance component was modified upward by 20% under the eIP.

44   2025 Proxy Statement
PBRSUs
As discussed below under “—PBRSU Program,” we shifted from a two- to three-year performance period beginning with our 2022 PBRSU grants covering the 2022-2024 performance cycle (“2022-2024 PBRSUs”) and continued this approach with our 2023 PBRSU grants covering the 2023-2025 performance cycle (“2023-2025 PBRSUs”) and our 2024 PBRSU grants covering the 2024-2026 performance cycle (“2024-2026 PBRSUs”). The vesting of the 2022-2024 PBRSUs occurred in March 2025 for our executive officers. Below is a summary of the calculation mechanics and payout for the 2022-2024 PBRSUs. For additional information on the calculation mechanics, see further below under “—PBRSU Program—Calculation Mechanics.”
Total Payout = (Average of ((Revenue Achievement + Operating Margin $ Achievement) X ROIC Modifier) for Each of the Three Performance Years) X rTSR Modifier X Target Award
The 2022-2024 PBRSUs were paid at 112%, based on an average of the three one-year performance periods and a three-year total rTSR modifier. The Company’s financial performance against the FX-neutral revenue, non-GAAP operating margin, and return on invested capital metrics was above target, with a three-year average of 107% over the course of the 2022-2024 PBRSU performance period. The rTSR modifier for the three-year period was 105%. As a result, the final payout percentage for this cycle of PBRSUs was 112% of the target awards. Our CHCC designed our 2022-2024 PBRSUs to exclude the impact of M&A transactions completed in any year from the target and achievement calculations for that year.
The following tables show the goals and results achieved for the 2022-2024 performance period, which were used to calculate the performance vesting of the 2022-2024 PBRSUs at the end of the three-year performance period.
2022-2024 Performance
	2022		2023		2024		3-Year Average
	TARGET	ACTUAL	TARGET	ACTUAL	TARGET	ACTUAL	107%
FX-Neutral Revenue	$10.44B	$9.83B	$9.61B	$9.80B	$10.28B	$10.24B
Non-GAAP Operating Margin $	$3.23B	$2.94B	$2.67B	$2.77B	$2.92B	$2.89B
Return on Invested Capital Modifier	30.5%	27.8%	25.4%	27.8%	30.0%	31.1%
Annual Payout	51%		169%		99%
3-Year rTSR Modifier: 105%
Final Payout: 112%
Former PBSO Financial Goals and Performance
Each PBSO cycle has a three-year performance period with four performance goals, and achievement of each goal earns the executive officer one-fourth of the officer’s option awards. PBSO awards were granted in 2022 (the “2022—2024 PBSOs”), based on the 2022-2024 performance cycle, and 2023 (the “2023—2025 PBSOs”), based on the 2023-2025 performance cycle. Stock options earned from PBSOs are also subject to time-based vesting over the three-year performance period (subject to continued employment), such that one-third of the earned options is available to vest as of March 15 following each year of the performance period, with the initial vesting for each earned performance goal occurring on March 15 following the year in which the applicable goal was achieved.
To earn any stock options subject to a PBSO award, at least one of the performance goals must be met. Achievement of each performance goal earns 25% of the options, which then become eligible to vest subject to time-based vesting requirements described above. The CHCC reviews the Company’s financial performance following each year during the performance period to determine if any of the performance goals for the PBSO awards have been achieved during the prior year.

2025 Proxy Statement   45
Each of the 2022-2024 and 2023-2025 PBSOs can be earned in a range of 0% to 100% of the PBSO grant, with a target level of 50%. Achievement of “unlocks” 3 and 4 represents performance above target level.
PERFORMANCE	VESTING
Unlock #1	25%
Unlock #2 (Target)	50%
Unlock #3	75%
Unlock #4	100%
In setting goals for our 2022—2024 PBSOs and 2023—2025 PBSOs, the CHCC factored in macroeconomic headwinds and our internal forecasts at the time, including, in 2022, the ongoing war in Ukraine and lower consumer confidence influencing changes in consumer behavior, and in 2023, anticipated adverse impacts of foreign currency exchange and lower volume.
As a result of the Company’s 2024 above-target financial performance in advertising and payments revenue under the PBSOs, the third performance goal was achieved for the 2022—2024 PBSOs. Achievement of these above-target goals unlocked an additional 25% (now totaling 75% during the full performance period) of the options underlying the 2022-2024 PBSOs. The remaining 25% of the options underlying the 2022-2024 PBSOs terminated and ceased to be outstanding due to the final stretch performance target not being achieved during the three-year performance period.
2022-2024 PBSOs
(Total Ads and Payments Revenue)*
*Calculated using foreign exchange rates in accordance with our 2022 budget.
	2022 PERFORMANCE & ACHIEVEMENT	2023 PERFORMANCE & ACHIEVEMENT	2024 PERFORMANCE & ACHIEVEMENT
	$1.54B	$1.98B	$2.36B
GOAL
Unlock #1: $1.65B
Unlock #2 (Target): $1.80B
Unlock #3: $2.25B
Unlock #4: $2.45B
For each of the NEOs holding PBSOs, other than Mr. Garcia, the exercise price for the 2022—2024 PBSOs is $57.71 per share, which was the closing price of a share of the Company’s common stock on the grant date of April 1, 2022. Mr. Garcia joined the Company in April 2022 and was granted 2022—2024 PBSOs on May 15, 2022 with an exercise price of $46.65 per share, which was the closing price of a share of the Company’s common stock on May 13, 2022, the last business day prior to the grant date. Ms. Wellington, who joined the Company in October 2024, does not hold any PBSOs.
As a result of the Company’s 2024 above-target financial performance in advertising and payments revenue under the PBSOs, the third and fourth performance goals were achieved for the 2023—2025 PBSOs. Achievement of these above-target goals unlocked an additional 50% (now totaling 100% during the full performance period) of the options underlying the 2023-2025 PBSOs. The 2023-2025 PBSOs are still subject to time-based vesting, with the remaining one-third vesting in March 2026.

46   2025 Proxy Statement
2023-2025 PBSOs
(Total Ads and Payments Revenue)*
*Calculated using foreign exchange rates in accordance with our 2023 budget.
	2023 PERFORMANCE & ACHIEVEMENT	2024 PERFORMANCE & ACHIEVEMENT
	$1.91B	$2.28B
GOAL
Unlock #1: $1.72B
Unlock #2 (Target): $1.85B
Unlock #3: $2.17B
Unlock #4: $2.27B
For each of the NEOs holding PBSOs, the exercise price for the 2023—2025 PBSOs is $44.37 per share, which was the closing price of a share of the Company’s common stock on March 31, 2023, the last business day prior to the grant date of April 1, 2023.
Say-on-Pay Results and Stockholder Engagement
In 2024, stockholders once again strongly approved our executive compensation program through the “say-on-pay” vote, with approximately 86% of the votes cast in favor. We regularly review our compensation philosophy and executive compensation program to assess whether it continues to be properly aligned with our business goals, culture and, importantly, stockholder interests. We also engage with our stockholders at least twice a year to solicit feedback on our compensation philosophy and executive compensation program. In 2024, the CHCC reviewed our programs to assess whether our programs continue to support eBay’s business strategy. Based on feedback received from stockholders as a result of our engagement efforts and the results of the “say-on-pay” vote in 2024, the CHCC determined that the Company’s executive compensation philosophy, objectives and overall program continue to be appropriate.
Our Compensation Practices
We believe our compensation practices align with and support the goals of our executive compensation program and demonstrate our commitment to sound compensation and governance practices.
WHAT WE DO	WHAT WE DON’T DO
Align executive compensation with the interests of our stockholders

•
Pay-for-performance emphasized

•
Majority of total compensation comprises performance-based compensation

•
Equity/cash compensation mix significantly favors equity

•
Stock ownership guidelines

No tax gross-ups for change in control benefits

No automatic “single trigger” acceleration of equity awards upon a change in control

No repricing or buyout of underwater stock options without stockholder approval

No hedging and pledging transactions for the Board or executive officers

Avoid excessive risk-taking

•
Multiple performance measures, caps on incentive payments, and overlapping long-term performance periods for PBRSU awards

•
Clawback policies that exceed Nasdaq and SEC requirements

Adhere to compensation best practices

•
Target compensation at or around the 50th percentile of peer group

•
Independent compensation committee and compensation consultant

•
Limited perquisites for executive officers that are not available to all employees

2025 Proxy Statement   47
CD&A Roadmap
Our Compensation Discussion and Analysis is presented as follows:
Elements of Our Executive Compensation Program provides a description of our executive compensation practices, programs, and processes.
2024 NEO Target Compensation discusses how we determine the mix of the elements in our compensation program to achieve our total target compensation.
2024 Compensation Design and Determinations explains executive compensation decisions relating to the performance-based pay of our executive officers in 2024.

Further Considerations for Setting Executive Compensation discusses the role of the Company’s compensation consultant, peer group considerations, and the impact of accounting and tax requirements on compensation.

Severance and Change in Control Arrangements with Executive Officers and Clawbacks discusses the Company’s severance and change in control plans and other arrangements with executive officers.
   Elements of Our Executive Compensation Program
The following chart provides a summary of the core elements of our 2024 executive compensation program.
	COMPENSATION ELEMENTS	PERFORMANCE METRICS	PERFORMANCE AND VESTING PERIODS	WHY WE PAY
Cash	Base Salary	Assessment and Target Positioning Strategy	N/A	• Rewards executives’ current contributions to the Company • Reflects the scope of executives’ roles and responsibilities
Short-Term Incentives	Annual Cash Incentive Awards
Threshold company performance measure:
•
FX-neutral revenue (threshold-only)

If threshold is met, then payout based on:
•
Total non-GAAP net income (75%)

•
Individual performance (25%)

If non-GAAP net income is at or above target and Buyer CSAT improvement goal is reached:
•
Buyer CSAT (customer satisfaction) kicker applies (increasing non-GAAP net income portion by 5%)

Annual
•
Aligns executive compensation with annual Company and individual performance

•
Motivates executives to enhance annual results

•
Incentivizes executives to improve customer satisfaction, which can lead to revenue growth

•
Differentiate compensation based on individual contributions

48   2025 Proxy Statement
	COMPENSATION ELEMENTS	PERFORMANCE METRICS	PERFORMANCE AND VESTING PERIODS	WHY WE PAY
Long-Term Incentives (Equity)	Equity Incentive Awards*
Time-based RSUs:
•
Time-based vesting

PBRSUs:
•
FX-neutral revenue

•
Non-GAAP operating margin dollars

•
Return on invested capital modifier

•
Relative total shareholder return (rTSR) modifier

Time-based RSUs:
•
Quarterly vesting over a four-year period subject to continued employment

PBRSUs:
•
100% of PBRSU awards earned will vest in March following the end of the three-year performance period

•
Aligns executive incentives with the long-term interests of our stockholders

•
Positions award guidelines at target level with the median of the market levels paid to peer group executives

•
Recognizes individual executive’s recent performance and potential future contributions

•
Retains executives for the long term

•
Provides a total compensation opportunity with payouts varying based on our operating and stock price performance

•
Strengthens alignment of the long-term interests of our NEOs and stockholders

*
A portion of our Former PBSOs, granted in 2023 for the performance period between 2023-2025, remain outstanding and unvested for certain of our NEOs, as discussed below under “—Former PBSO Program.”

We chose a mix of equity and cash compensation vehicles to compensate executive officers based on sustainable long-term value drivers of Company performance over one- and multi-year periods and individual contributions to the Company.
Our executive officers were also eligible to receive a comprehensive set of benefits, including:
•
health and welfare benefits plans;

•
employee stock purchase plan; and

•
broad-based 401(k) retirement savings plan and a VP and above deferred compensation plan (each plan is available to U.S.-based employees only).

Based on a security risk study conducted by an independent third party, we provide security to Mr. Iannone that includes personal use of the corporate airplane (occasionally with guests), as well as certain additional security and IT support that we also provide for our other NEOs (as needed). Because the costs of these measures arise from the nature of these NEOs’ employment responsibilities with the Company, we believe these measures serve important business and security purposes and do not consider them to be personal benefits. However, to ensure we comply with SEC disclosure rules, we have reported the aggregate incremental costs of these measures in the “All Other Compensation” column of the 2024 Summary Compensation Table below. The CHCC will review the scope and costs of these security measures from time to time.
The Company does not grant bonuses to cover, reimburse, or otherwise “gross-up” any income tax owed for personal travel via the corporate airplane. We provide relocation assistance to executive officers, when applicable, and the Company reimburses executives for related taxes owed. During fiscal 2024, none of our NEOs received perquisites or other personal benefits except as described above.

   2024 NEO Target Compensation
When making compensation decisions for our NEOs, the CHCC evaluated each individual based on the individual’s leadership, competencies, innovation, and both past and expected future contributions toward the Company’s financial, strategic and other priorities. The Company’s performance was reflected in our executive compensation program, holding leaders accountable for Company performance.
Long-Term Equity Incentive Compensation
Each year, the CHCC reviews equity award guidance for each position and determines the value of annual equity awards accordingly. This guidance is based on our desired pay positioning relative to companies with which we compete for talent. The midpoint of the guidance, or the median target award, reflects the 50th percentile of the competitive market. The CHCC is also cognizant of potential dilution of our stockholders resulting from equity compensation and carefully considers share usage each year.

2025 Proxy Statement   49
In 2024, the CHCC reviewed equity award guidance by position based on the following:
•
equity compensation practices of technology companies in our peer group, as disclosed in their most recent public filings (see below under “—Further Considerations for Setting Executive Compensation—Peer Group Considerations” for our 2024 peer group), and

•
equity compensation practices for comparable technology companies that are included in proprietary third-party surveys.

Each executive officer’s individual contribution and impact, projected level of contribution and impact in the future, and competitive positioning are considered using a scorecard when determining the size of individual awards. The scorecard evaluates each executive with respect to factors including business unit performance (or in the case of our CEO, Company performance), organizational development and strategic and operational excellence. The retention value of current year awards and the total value of unvested equity from previous awards are also considered.
Annual Cash Incentive Compensation
The CHCC also assesses annual cash incentive award opportunities against data from public filings of our peer group companies and general industry data for comparable technology companies that are included in proprietary third-party surveys. The CHCC approves target annual cash incentive opportunities for our NEOs in a range around the 50th percentile based on that data. The CHCC reviews market data annually and periodically adjusts incentive opportunities to the extent necessary where our practices are inconsistent with such market data.
Base Salary
The CHCC assesses competitive market data on base salaries from public filings of our peer group companies and general industry data for comparable technology companies that are included in proprietary third-party surveys. The CHCC assesses each executive officer’s base salary against the 50th percentile of the salaries paid to comparable executives at peer group companies and also considers individual performance, levels of responsibility, expertise and prior experience in our evaluation of base salary adjustments. The CHCC reviews market data annually and approves each executive officer’s base salary for the year, with increases (if any) generally becoming effective on or around April 1st of the year.
Target Value of Total Compensation for NEOs
The CHCC considered many factors in approving the various components of the NEOs’ compensation, including those set forth below, using a scorecard as described above. In evaluating performance against these factors, the CHCC assigned no specific weighting to any one of the factors, instead evaluating individual performance in a holistic manner:
•
Performance against target financial results for the NEO’s business unit or function

•
Defining business unit or function strategy and executing against relevant goals

•
Recognition of the interconnection between the eBay business units and functions and the degree to which the NEO supported and drove the success of other business units or functions and the overall business

•
Driving innovation and execution for the business unit or function

•
Organization development, including hiring, developing, and retaining the senior leadership team of the business unit or function

•
Achievement of strategic or operational objectives, including control of costs in an environmentally and socially responsible manner

The CHCC reviewed and approved the target value of equity awards, target annual cash incentive award, and salary for our NEOs based on available market data as well as the factors described above, including Company and individual performance. Based on the foregoing, the CHCC maintained the annual base salaries and target annual cash incentive award as a percentage of base salary for all NEOs. As discussed above, in an effort to address share dilution, equity award values were reduced across our broad employee population, other than in circumstances where an employee had taken on new responsibilities since 2023. Accordingly, every NEO’s target value of new equity award grants was adjusted downwards, except for Ms. Loeger who took on more individual responsibilities this year. Our CHCC made these adjustments in support of eBay’s business objectives and not due to any performance-related concerns.
The following table shows target compensation for our NEOs (disregarding new hire “Make-Good” and supplemental transition awards for Ms. Wellington described below):
Name	2024 Annual Base Salary	Year- Over-Year Change for Base Salary (%)	2024 TARGET Annual Cash Incentive Award (% of Salary)	Year-Over- Year Change for Target Annual Cash Incentive Award (%)	2024 TARGET Value of Equity Awards ($)(1)		Year-Over- Year Change for Target Value of Equity Awards (%)
Mr. Iannone	$1,000,000	No Change	200%	No Change		$18,900,000	-10%
Mr. Priest	$800,000	No Change	100%	No Change		$7,200,000	-10%
Mr. Garcia	$675,000	No Change	75%	No Change		$5,600,000	-10%
Ms. Loeger	$700,000	No Change	75%	No Change		$7,750,000	24%(2)
Ms. Wellington	$675,000	N/A(3)	75%	N/A(3)		$4,500,000	N/A(3)
Ms. Huber	$675,000	No Change	100%	No Change	$	N/A(4)	N/A

50   2025 Proxy Statement
(1)
Includes 60% PBRSUs and 40% time-based RSUs.

(2)
As noted above, Ms. Loeger took on more individual responsibilities in 2024.

(3)
Ms. Wellington joined the Company in October 2024.

(4)
Ms. Huber did not receive an annual equity grant in 2024.

Supplemental Transition Awards
Ms. Wellington, who joined the Company in June 2024, received a compensation package consistent with the customary elements of our compensation program (salary, annual cash incentive and equity incentives consisting of 40% RSUs and 60% PBRSUs). In addition, in 2024, Ms. Wellington’s compensation package included additional compensation components, including a supplemental time-based RSU award (granted in 2024) valued at $1,000,000 that vests over two years (subject to continued employment) and “make-good” cash compensation (paid in 2024 and 2025 subject to continued employment), designed to entice Ms. Wellington to join eBay from her former employer. These additional compensation components are designed to compensate for equity value she forfeited when leaving her prior employer and to compensate for the delay in take-home pay that results from transitioning to our short-term eIP program and forfeiting compensation when leaving her prior employer. These make-good payments compensate Ms. Wellington for the value of cash incentive awards she forfeited when leaving her prior employer and approximate target compensation for her role in our peer group. Each of the make-good payments to compensate her for forfeited equity value is subject to repayment upon termination of employment for cause or resignation other than for good reason, prior to the second or third anniversary of her applicable hire date, less 1/24th or 1/36th (as applicable) for every full month of active employment following her hire date. In 2024, Ms. Wellington received a one-time make-good cash payment of $2,500,000 one month after her start date.
Ms. Wellington also received a one-time new hire time-based RSU award in 2024, her first year of employment, that vests over two years, subject to continued employment. Similar to make-good cash payments described above, this one-time new hire RSU award is designed to compensate for the delay in take-home pay that results from transitioning to our long-term equity programs and forfeiting compensation when leaving her prior employer.

   2024 Compensation Design and Determinations
Our executive compensation program is highly performance-based, with payouts under the performance-based programs dependent on meeting financial and operational targets over designated performance periods. For 2024, we selected financial metrics and targets that the CHCC believes incentivize our management team to achieve our strategic objectives and drive the Company’s financial performance and long-term stock performance, including FX-neutral revenue, non-GAAP operating margin dollars, return on invested capital, relative total shareholder return, payments revenue, advertising revenue and non-GAAP net income.
2024 Long-Term Equity Incentive Awards
In 2024, our NEOs received equity-related compensation as part of the Company’s standard annual equity award. The formula used to allocate the 2024 annual target equity awards is as follows:
PBRSU Program
The PBRSU Program is a key component of the annual equity compensation for each executive officer. Toward the beginning of each performance period, executive officers receive PBRSU grants that are subject to performance- and time-based vesting requirements. PBRSUs are only awarded to executives at the level of Senior Vice President and above.
Performance Period and Vesting
Each executive officer is awarded a target number of shares subject to the PBRSU award at the beginning of a three-year performance period. The number of shares each executive officer will be eligible to receive pursuant to the PBRSU award, if any, may increase or decrease from the target number of shares based on the Company’s actual performance and the executive officer’s continued service. Our PBRSU cycle has a three-year performance period and awards earned under our PBRSUs do not vest until the conclusion of that three-year performance period. Awards are earned under PBRSUs each year based on financial performance over the three, one-year performance periods that make up the cycle, and are then adjusted based on the Company’s stock performance relative to the S&P 500 over the entire

2025 Proxy Statement   51
three-year performance cycle. The financial performance goals for each year-long performance period within the PBRSU cycle are approved by the CHCC at the beginning of that year. The financial metrics within our PBRSUs are described below.
PBRSU awards granted in 2022 are based on the 2022-2024 performance cycle, PBRSU awards granted in 2023 are based on the 2023-2025 performance cycle and PBRSU awards granted in 2024 are based on the 2024-2026 performance cycle. If the Company’s actual performance exceeds or falls short of the target financial performance goals, the actual number of shares earned under the respective PBRSU awards will be increased or decreased formulaically and then adjusted by the total shareholder return modifier at the end of the applicable performance period. Beginning with the PBRSU awards granted in 2022, 100% of any earned PBRSUs will vest, if at all, in March following the end of the three-year performance period. Given their three-year performance period prior to any vesting, 100% of the PBRSU awards remain subject to three years of Company stock price performance before the shares are eligible to vest. The CHCC believes the length of this period is important for retaining executive officers, while aligning their interests with long-term stockholder interests.
Performance Measures and Rationale
The following table outlines the performance measures for the PBRSUs and the rationale for their selection.

Performance Measures
FX-neutral revenue(1)—weighted 50% of award opportunity with a payout range of 0% to 200% of target (50% at threshold, 100% at target and 200% at maximum performance)
Non-GAAP operating margin dollars(2)—weighted 50% of award opportunity with a payout range of 0% to 200% of target (50% at threshold, 100% at target and 200% at maximum performance)
Return on invested capital (modifier)—measured for each of the three one-year periods comprising the performance period—can modify annual performance results (based on FX-neutral revenue and non-GAAP operating margin) up or down by as much as 15%
Relative total shareholder return(3) (modifier)—measured over a three-year period—can modify total payout under PBRSU awards (based on average per year performance results) up or down by as much as 15%. If eBay’s total shareholder return during the performance period is negative, the rTSR cannot increase the payout.

Rationale
The CHCC believes these measures are key drivers of our long-term business success and stockholder value and are directly affected by the decisions of the Company’s management.
Both FX-neutral revenue and non-GAAP operating margin dollars measures are used to help keep leaders accountable for driving profitable growth and make appropriate tradeoffs between investments that increase operating expense and future revenue growth.
The return on invested capital (ROIC) modifier is used to hold leaders accountable for the efficient use of capital. The rTSR modifier is used to focus leaders on stock performance and strengthen alignment of the long-term interests of our NEOs and stockholders.

Targets
In light of the dynamic macroeconomic environment, the three one-year financial performance targets are generally set in a manner consistent with the current year budget.
At the time the financial performance targets were set, the target goals were designed to be achievable with strong management performance, while the maximum goals were designed to be very difficult to achieve.

(1)
Calculated on a fixed foreign exchange basis. We define Foreign exchange neutral (“FX-Neutral”) net revenues as GAAP net revenues minus the exchange rate effect, which we calculate by applying prior period foreign currency exchange rates to current year transactional currency amounts, excluding hedging activity. We believe presenting FX-Neutral net revenues provides useful information to both management and investors by isolating the effects of foreign currency exchange rate fluctuations that may not be indicative of our core operating results. In addition, as we have historically reported certain FX-Neutral results to investors, we believe that continuing to include these FX-Neutral measures provides consistency in our financial reporting. FX-Neutral net revenues are non-GAAP financial measures that are not based on any comprehensive set of accounting rules or principles and may be calculated differently than other “FX-Neutral,” “constant currency,” or similarly titled measures used by other companies. FX-Neutral net revenues are not presented as an alternative to GAAP net revenues and should only be used to evaluate our results of operations in conjunction with GAAP net revenues.

(2)
Non-GAAP operating margin dollars excludes certain items, primarily stock-based compensation expense and related employer payroll taxes, amortization of acquired intangible assets, impairment of goodwill, restructuring expenses, and certain one-time gains, losses and/or expenses and, for 2023 and 2024, impacts of acquisitions or disposals of businesses.

(3)
Measured against the S&P 500.

52   2025 Proxy Statement

2022-2024 PBRSU Timeline

March 15
100% vesting
for all NEOs
2022-2024 Performance Period
Period 1
Period 2
Period 3
2022
2023
2024
2025
rTSR Modifier period

2023-2025 PBRSU Timeline

March 15
100% vesting
for all NEOs
2023-2025 Performance Period
Period 1
Period 2
Period 3
2023
2024
2025
2026
rTSR Modifier period

2024-2026 PBRSU Timeline

March 15
100% vesting
for all NEOs
2024-2026 Performance Period
Period 1
Period 2
Period 3
2024
2025
2026
2027
rTSR Modifier period

Calculation Mechanics
To become eligible for a payout of shares under a PBRSU award, at least one of the FX-neutral revenue or non-GAAP operating margin dollars minimum performance thresholds must be met. Each of the minimum performance thresholds are independent and, if any of the FX-neutral revenue or non-GAAP operating margin dollar performance thresholds are met, the award is adjusted with respect to that performance measure in accordance with the percentages outlined above. If the minimum performance threshold for either FX-neutral revenue or non-GAAP operating margin dollars is not met, then no shares are awarded for that performance measure. The CHCC may approve adjustments to the calculations of the performance measures due to material events not contemplated at the time the targets were set (such as unusual or extraordinary corporate transactions, events or developments) and the CHCC may apply negative discretion to reduce the payout levels of the awards.
The PBRSUs can each be earned in a range of 0% to 265% of target.
As discussed in the “Executive Summary” above under the heading “PBRSUs,” the 2022-2024 PBRSUs were paid at 112%, based on a three-year average performance and relative total shareholder return (rTSR) modifier. The Company’s financial performance against the FX-neutral revenue, non-GAAP operating margin, and return on invested capital metrics was above target, with a three-year average of 107% over the course of the 2022-2024 PBRSU performance period. The rTSR modifier for the three-year period was 105%. As a result, the final payout percentage for this cycle of PBRSUs was 112% of the target awards.

2025 Proxy Statement   53
Time-based RSUs
Each executive officer receives a portion of the officer’s annual equity award as a grant of RSUs that vests quarterly, over a four-year period, subject to continued employment. RSU awards granted in 2024 to our executive officers vest over a four-year period, subject to continued employment. For newly hired executive officers, 25% of the initial grant of RSUs vests on the first anniversary of the grant date and the remainder vests quarterly thereafter. This vesting schedule is aligned with market practice and helps the Company to remain competitive in attracting talent.
Former PBSO Program
While not a component of the annual equity compensation for each executive officer in 2024, in 2022 and 2023, executive officers received annual PBSO grants that were subject to performance and time-based vesting requirements. The PBSOs awarded to executives at the level of Senior Vice President and above were the only options granted by the Company in 2022 and 2023.
2022-2024 and 2023-2025 Cycle Performance and Options Earned
As discussed in the “Executive Summary” above, based on the Company’s 2024 financial performance in advertising and payments revenue, the third of four performance goals was achieved for the 2022—2024 PBSOs, and the third and fourth performance goals were achieved for the 2023—2025 PBSOs. Achievement of these goals unlocked an additional 25% (now totaling 75% during the full performance period) of the options underlying the 2022-2024 PBSOs and an additional 50% (now totaling 100% during the full performance period) of the options underlying the 2023-2025 PBSOs. The remaining 25% of the options underlying the 2022-2024 PBSOs terminated and ceased to be outstanding due to the final stretch performance target not being achieved during the three-year performance period. Our NEOs holding PBSOs have earned the following options and will vest in these options subject to satisfying the applicable time-based vesting requirements based on continued employment, as described below:
2022-2024 Options Earned
NAME	PERCENTAGE OF OPTION AWARDS EARNED FOR 2022-2024 PERFORMANCE	OPTION AWARDS AVAILABLE	OPTIONS EARNED FOR 2022-2024 PERFORMANCE	VESTING SCHEDULE
Mr. Iannone	75%	445,888	334,417	For the 50% earned based on 2023 performance: Two-thirds in March 2024 and one-third in March 2025 For the 25% earned based on 2024 performance: Fully vesting in March 2025
Mr. Priest	75%	185,787	139,341	Same as above
Mr. Garcia	75%	147,097	110,323	Same as above
Ms. Loeger	75%	123,858	92,895	Same as above
2023-2025 Options Earned
NAME	PERCENTAGE OF OPTION AWARDS EARNED FOR 2032-2024 PERFORMANCE	OPTION AWARDS AVAILABLE	OPTIONS EARNED FOR 2023-2024 PERFORMANCE	VESTING SCHEDULE
Mr. Iannone	100%	640,420	640,420
For the 50% earned based on 2023 performance:
One-third in each of: March 2024; March 2025; and March 2026
For the 50% earned based on 2024 performance:
Two-thirds in March 2025; and one-third in March 2026

Mr. Priest	100%	243,970	243,970	Same as above
Mr. Garcia	100%	190,602	190,602	Same as above
Ms. Loeger	100%	190,602	190,602	Same as above
2024 Annual Cash Incentive Awards (eIP)
Plan Design
The eIP is a broad-based short-term cash incentive plan. The CHCC has set an annual performance period under the plan.
In the first quarter of the year, the CHCC approves Company performance measures based on business criteria and target levels of performance. After the end of each year, the CHCC approves the actual performance against the Company performance measures to determine the payout percentage for that portion of the annual cash incentive plan.

54   2025 Proxy Statement
Performance Measures and Rationale
The following table provides information on the Company performance measures set in the first quarter of 2024 and rationale for their selection:
PERFORMANCE MEASURES(1)	RATIONALE	TARGET
Company performance measure
FX-neutral revenue (threshold-only)	The CHCC believes that a minimum revenue threshold should be met before any cash incentive is paid. Once the minimum revenue threshold has been met, the Company financial performance component of the annual cash incentive payment is paid based on results in relation to the non-GAAP net income goal.	Threshold is set based primarily on the Company’s Board-approved budget for the year.
Non-GAAP net income(2)	Non-GAAP net income is a key measure of short- and intermediate-term results for the Company given that it can be directly affected by the decisions of the Company’s management and provides a widely followed measure of financial performance.	Targets are set based primarily on the Company’s Board-approved budget for the year.
Customer satisfaction improvement (kicker)	Improved customer satisfaction (CSAT) is expected to lead to revenue growth, and inclusion of the CSAT kicker confirms the Company’s focus on customers and key revenue-generating initiatives. The CSAT kicker can only apply if non-GAAP net income is at or above target.	Targets are set based on achievable and meaningful improvement to customer satisfaction surveys. CSAT has the potential to increase the Company financial performance component by a maximum of 5%.
Individual measure
Individual performance	The CHCC believes that a portion of the compensation payable under this plan should be differentiated based on individual performance for which a review is conducted at the end of the year, including with respect to corporate responsibility and ethical business factors.
•
CEO’s assessment of the individual performance of the executive officers who are his direct reports while assessment of the CEO’s performance is made by the CHCC with input from the full Board.

•
In making its determination of the individual performance of each executive officer, the CHCC does not give any specific weighting to individual goals.

•
A modifier to individual performance is applied based on achievement of Company performance goals, regardless of individual goal achievement.

The Company modifier will adjust the individual payout based on Company performance between a range of 80%-120%. For example, if the Company exceeded the FX-neutral revenue minimum performance threshold and total non- GAAP net income was 90% of the target performance threshold, then the individual performance component would be reduced by 10%. The base range of payouts for the individual performance component of the annual incentive plan is 0% to 200% of target, with potential upward modification of 20% when Company financial performance is at maximum.

(1)
Both minimum FX-neutral revenue and minimum non-GAAP net income performance thresholds must be met in order for there to be any incentive payout based on Company performance or individual performance, with the payout level for Company financial performance component based on the amount of non-GAAP net income, and, if non-GAAP net income performance is at or above target, such payout level may be increased by the CSAT kicker.

(2)
Non-GAAP net income excludes certain items, primarily stock-based compensation expense and related employer payroll taxes; amortization or impairment of acquired intangible assets; impairment of goodwill; non-cash amortization of the deferred tax assets associated with the realignment of the Company’s legal structure and related foreign exchange effects; significant gains or losses and transaction expenses from the acquisition or disposal of a business; certain gains or losses on investments; restructuring; other certain significant gains, losses, or charges that are not indicative of the company’s core operating results; change in fair market value of a warrant agreement with Adyen; and income tax effects and adjustments between our GAAP and non-GAAP tax rate. Non-GAAP net income is calculated quarterly, is publicly disclosed as part of our quarterly earnings releases, and is a basis of third-party analysts’ estimates of the Company’s results.

2025 Proxy Statement   55
Calculation Mechanics
The eIP is designed to support a tight link between Company performance and any incentive payouts. The annual cash incentives payable for 2024 had an FX-neutral revenue threshold. If the minimum performance threshold is met, the Company uses total non-GAAP net income to determine the payout percentage of the Company financial performance component of the annual cash incentive (from 0% for below threshold to 50% at threshold to 200% for maximum performance). If non-GAAP net income performance is achieved at target level or higher, the Company’s performance relative to CSAT goals could increase the Company financial performance component of the payout (by up to 10%, bringing the payout to 220% for maximum performance with the maximum CSAT kicker). However, if non-GAAP net income performance is below target level, the CSAT kicker will not apply. 75% of each executive officer’s target opportunity under the eIP is based on the Company’s performance as described above and, to facilitate differentiation based on individual performance, the remaining 25% is based on individual performance.
As discussed in more detail below, the CHCC considers many factors in determining the CEO’s individual performance but does not assign specific weighting to these factors. The CHCC consults with the CEO to similarly assess the individual performance of the other executive officers. Consistent with our commitment to aligning executive compensation with Company performance, the Company modifier will adjust the individual payout based on Company performance between a range of 80%-120%. For example, if the Company exceeded the FX-neutral revenue minimum performance threshold and total non-GAAP net income was 90% of the target performance threshold, then the individual performance component would be reduced by 10%. The base range of payouts for the individual performance component of the annual incentive plan is 0% to 200% of target, with potential upward or downward modification of 20% based on Company financial performance (bringing the individual component up to 240% for maximum individual performance and maximum Company financial performance).
Individual Performance
With respect to individual performance, our CEO presents the CHCC with his assessment of the individual performance of the executive officers who are his direct reports and recommends a bonus payout percentage for the individual performance component of the annual incentive plan based on his assessment. The CHCC reviews his assessments and payout recommendations, along with the scorecard evaluation and makes a subjective determination of the level of individual performance and payouts for each of those executive officers. In addition, the CHCC (with input from the Chair of the Board and other independent members of the Board) makes a subjective determination of the individual performance of the CEO. In making its determination of the individual performance of each executive officer, the CHCC does not give any specific weighting to individual goals. For 2024, the executive team set team goals related to our sustainability and human capital initiatives, and success against these goals was a factor considered in the CHCC’s subjective assessment of individual performance.
2024 Performance and Payouts
We discuss the financial goals for the 2024 eIP performance period and corresponding performance results above in the “Executive Summary.” The financial performance goals for each year of the performance period are approved by the CHCC at the beginning of that year. In early 2025, the CHCC reviewed the 2024 financial results under the eIP, which were above threshold. As part of its review of the Company’s financial performance against the annual cash incentive plan targets and in accordance with its authority under the eIP, the CHCC considered whether the impact of any significant corporate events not contemplated at the time the targets were set should lead to an adjustment of any of the performance results. The CHCC determined that it was appropriate to adjust non-GAAP net income performance for the unforeseen impact of M&A transactions, which resulted in an upward adjustment. Accordingly, the Company financial performance component was certified by the CHCC at 123% of target for all NEOs. This Company financial performance achievement also resulted in a 20% upward modification of the individual performance component under the eIP. The CSAT performance results for 2024 were below target, so the CSAT kicker was not factored into the Company performance component.
The CHCC considered the factors listed above when assessing Mr. Iannone’s individual performance. Mr. Iannone’s individual component of the annual cash incentive was established at 175% of target and was modified upward by 20% as a result of the above-target Company financial performance component. Mr. Iannone’s total earned annual incentive award for 2024, including the Company financial component and the individual component, was 145% of target.
For the other NEOs, the individual performance component was recommended to the CHCC by Mr. Iannone based on his assessment of each executive’s performance using the scorecard factors described above, which the CHCC reviewed and approved. The earned annual incentive award for each of our NEOs for 2024 was as follows:
NAME	ANNUAL CASH INCENTIVE TARGET AS PERCENTAGE OF BASE SALARY	ANNUAL CASH INCENTIVE AWARD FOR 2024	COMPANY PERFORMANCE PAYOUT %	PERFORMANCE PAYOUT AS % OF TARGET
Mr. Iannone	200%	$2,895,000	123%	145%
Mr. Priest	100%	$978,000	123%	122%
Mr. Garcia	75%	$732,797	123%	145%
Ms. Loeger	75%	$759,938	123%	145%
Ms. Huber	100%	$415,125	123%	123%
Ms. Wellington joined the Company in October 2024 and did not participate in the eIP for 2024.

56   2025 Proxy Statement
Ms. Huber’s employment with the Company terminated in June 2024. She received an eIP payout based on the actual performance of the Company for the full year (without taking into account individual performance), pro-rated for the time that she was employed during 2024, as described below under “2024 Summary Compensation Table.”

   Further Considerations for Setting Executive Compensation
Role of Consultants in Compensation Decisions
Pay Governance serves as the CHCC’s independent compensation consultant. It provides the CHCC with advice and resources to help the CHCC assess the effectiveness of the Company’s executive compensation strategy and programs. Pay Governance reports directly to the CHCC, and the CHCC has the sole power to terminate or replace Pay Governance at any time.
As part of its engagement, the CHCC has directed Pay Governance to work with our Senior Vice President, Chief People Officer and other members of management to obtain information necessary for Pay Governance to form recommendations and evaluate management’s recommendations to the CHCC. Pay Governance also meets with the CHCC during its regular meetings, in executive session (where no members of management are present), and with the CHCC chair and other members of the CHCC outside of the CHCC’s regular meetings. As part of its engagement in 2024, Pay Governance provided a market overview of executive compensation, evaluated the Company’s peer group composition, evaluated compensation levels at the peer group companies, assessed and proposed equity and cash compensation guidelines for various executive job levels, assessed compensation for the Company’s executive officers, advised on the framework for the Company’s long-term incentive awards, and assessed Board compensation. Pay Governance also provided guidance to the CHCC with respect to recent regulatory developments regarding executive compensation, including pay versus performance disclosure and clawback policies. Pay Governance does not provide any other services to the Company.
Compensation Consultant Conflict of Interest Assessment
The CHCC recognizes that it is essential to receive objective advice from its compensation advisors. To that end, the CHCC closely examines the procedures and safeguards that its compensation advisor takes to ensure that its services are objective. The CHCC has assessed the independence of Pay Governance pursuant to SEC rules and concluded that Pay Governance is independent pursuant to SEC and Nasdaq rules and Pay Governance’s work for the CHCC does not raise any conflict of interest.
Risk Assessment of Compensation Policies and Practices
We have assessed the compensation policies and practices for our employees and concluded that they do not create risks that are reasonably likely to have a material adverse effect on the Company. This analysis was presented to the CHCC, which agreed with this conclusion.
Peer Group Considerations
To set total compensation guidelines, we review market data of companies that are comparable to eBay and that we believe compete with eBay for executive talent, business and capital. We review both specific data from peer group companies’ public filings and general industry data for comparable technology companies that are included in proprietary third-party surveys. We believe that it is necessary to consider this market data in making compensation decisions to attract and retain talent. We also recognize that, at the executive level, we compete for talent against larger global companies, as well as smaller, non-public companies.
To assess whether the peer group continues to reflect the markets in which we compete for executive talent, the CHCC reviews and approves the peer group each year with the assistance of Pay Governance. In deciding whether a company should be included in the peer group, the CHCC generally considers the following criteria: revenue; market value; historical growth rates; primary line of business; whether the company has a recognizable and well-regarded brand; and whether we compete with the company for talent.
For each member of the peer group, one or more of the factors listed above was relevant to the reason for inclusion in the group, and, similarly, one or more of these factors may not have been relevant to the reason for inclusion in the group.

2025 Proxy Statement   57
The CHCC evaluates our peer group on an annual basis with the assistance of Pay Governance. The CHCC last refreshed our peer group in 2023 for our 2024 fiscal year, including making the following changes:
    Severance and Change in Control Arrangements with Executive Officers and Clawbacks
The objective of our severance and change in control arrangements is to provide fair and reasonable severance that will also serve as a retention incentive for those impacted by a change in control or similar transactions. We believe that these protections help the Company attract and retain highly talented executive officers.
Severance Arrangements Outside of a Change in Control
Our SVP and Above Standard Severance Plan, as amended and restated (the “Standard Severance Plan”), together with the award agreements for our various forms of equity awards, covers officers employed at the level of senior vice president and above, and generally provides severance protection outside of a change in control period if an eligible executive is terminated without cause and signs and does not revoke a waiver of claims against the Company. Mr. Iannone, Mr. Garcia, Ms. Loeger, Mr. Priest and Ms. Wellington are eligible to participate in the Standard Severance Plan. For Mr. Iannone, pursuant to his offer letter, the Standard Severance Plan also provides severance benefits in the event of his resignation for good reason and provides enhanced benefits for him in his capacity as CEO, as discussed below under the “Potential Payments Upon Termination or Change in Control” table. Additional termination benefits in connection with our NEOs’ PBSO awards are also provided upon a qualifying termination under the Standard Severance Plan or upon the executive officer’s death or disability.
In accordance with Ms. Huber’s offer letter dated April 2, 2015 (the “Offer Letter”) and the severance benefits contained therein, the Company entered into a letter agreement dated May 22, 2024 (the “Separation Agreement”), pursuant to which Ms. Huber released all claims against the Company in connection with her departure from the Company on June 21, 2024 (the “Separation Date”). In accordance with her Offer Letter, Ms. Huber received a lump sum cash severance payment, the details of which are provided below under “2024 Summary Compensation Table.”
Severance Arrangements in Connection with a Change in Control
The Company has not entered into any arrangements with any of its NEOs to provide “single trigger” severance payments upon a change in control. The Company’s equity incentive plans generally provide for the acceleration of vesting of awards granted under the plans upon a change in control only if the acquiring entity does not agree to assume or continue the awards. These provisions generally apply to all holders of awards under the equity incentive plans.
The Company’s Change in Control Severance Plan for Key Employees, as amended and restated (the “Change in Control Severance Plan”), together with the award agreements for our various forms of equity awards, provide severance protection for executives at the level of VP and above in connection with a change in control if a participant is terminated without cause or resigns for good reason and signs and does not revoke a waiver of claims against the Company. Mr. Iannone, Mr. Garcia, Ms. Loeger, Mr. Priest and Ms. Wellington participate in the Change in Control Severance Plan. Certain payments under the Change in Control Severance Plan are reduced by any similar severance

58   2025 Proxy Statement
payments made under the Company’s other severance plan or agreement, including the Standard Severance Plan. Additional termination benefits in connection with our NEOs’ PBSO awards are also provided upon a change in control.
Please see “Executive Compensation Tables—Potential Payments Upon Termination or Change in Control” below for further information regarding the Standard Severance Plan, the Change in Control Severance Plan, and other termination protections described in this “Severance and Change in Control Arrangements with Executive Officers and Clawbacks” section.
Clawbacks
In 2014, the CHCC adopted a clawback policy that covers each officer employed as a Vice President or in a more senior position and applies to incentive compensation, which includes any cash incentive award, equity award, or equity-based award paid or awarded to any covered employee during the period in which he or she is designated as a covered employee. For all covered employees, the occurrence of either of the following events is covered: (a) an action or omission by the covered employee that constitutes a material violation of the Company’s Code of Business Conduct and Ethics or (b) an action or omission by the covered employee that results in material financial or reputational harm to the Company. In addition, for covered employees that are employed as a Senior Vice President or in a more senior position or a Vice President who is a member of the finance function, the following event is also covered: a material restatement of all or a portion of the Company’s financial statements that is the result of a supervisory or other failure by the covered employee.
Under the clawback policy, the CHCC has the authority and discretion to determine whether an event covered by the policy has occurred and, depending on the facts and circumstances, may (but need not) require the full or partial forfeiture and/or repayment of any incentive compensation covered by the policy that was paid or awarded to a covered employee. The forfeiture and/or repayment may include all or any portion of the following:
•
Any incentive compensation that is greater than the amount that would have been paid to the covered employee had the covered event been known;

•
Any outstanding or unpaid incentive compensation, whether vested or unvested, that was awarded to the covered employee; and

•
Any incentive compensation that was paid to or received by the covered employee (including gains realized through the exercise of stock options) during the twelve-month period preceding the date on which the Company had actual knowledge of the covered event or the full impact of the covered event was known, or such longer period of time as may be required by any applicable statute or government regulation.

Additionally, in 2023 the CHCC adopted a supplemental clawback policy, effective as of December 1, 2023, that complies with the new SEC rules under the Dodd-Frank Act and the applicable Nasdaq listing rules. The supplemental clawback policy covers our “executive officers,” as defined in Section 16 of the Exchange Act (including each of our NEOs), and generally requires (subject to certain exceptions) that the Company claw back certain incentive-based compensation erroneously awarded as a result of financial restatements and includes both “material restatements” and “little r” restatements (restatements of financials for a prior period to correct an error that would otherwise result in a material misstatement in the current period, even though the error is immaterial as to financials of the past period when it was reported). The supplemental clawback policy was filed with the SEC as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

2025 Proxy Statement   59
Compensation and Human Capital Committee Report
The Compensation and Human Capital Committee reviews and approves Company compensation programs on behalf of the Board. In fulfilling its oversight responsibilities, the Compensation and Human Capital Committee reviewed and discussed with management the Compensation Discussion and Analysis set forth in this Proxy Statement. Based upon the review and discussions referred to above, the Compensation and Human Capital Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and eBay’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
Compensation and Human Capital Committee

Adriane M. Brown (Chair)	Logan D. Green	William D. Nash

60   2025 Proxy Statement
Executive Compensation Tables
2024 Summary Compensation Table
The following table, footnotes, and narrative summarize the total compensation earned by each of our NEOs for the fiscal year ended December 31, 2024 and, to the extent required under the SEC executive compensation disclosure rules, the fiscal years ended December 31, 2023 and 2022.
NAME AND PRINCIPAL POSITION (a)	YEAR (b)	SALARY ($) (c)	BONUS ($) (d)	STOCK AWARDS ($) (e)	OPTION AWARDS ($) (f)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($) (g)	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS ($) (h)	ALL OTHER COMPENSATION ($) (i)	TOTAL ($)
Jamie Iannone President and Chief Executive Officer (“CEO”)	2024	1,000,000	—	16,315,235	—	2,895,000	—	139,415	20,349,650
	2023	1,000,000	—	12,904,448	4,141,196	3,330,000	—	185,025	21,560,669
	2022	1,000,000	—	10,103,040	3,747,722	1,722,000	—	377,563	16,950,325
Steve Priest Senior Vice President, Chief Financial Officer (“CFO”)	2024	800,000	—	6,277,449	—	978,000	—	26,000	8,081,449
	2023	800,000	—	4,979,143	1,577,614	1,320,000	—	50,327	8,727,085
	2022	788,462	1,750,000	4,209,628	1,561,565	662,308	—	433,958	9,405,920
Eddie Garcia Senior Vice President, Chief Product Officer	2024	675,000	—	4,916,838	—	732,797	—	19,650	6,344,285
	2023	675,000	2,250,000	3,918,664	1,232,517	842,906	—	19,050	8,938,137
	2022	467,308	2,666,500	6,560,035	1,030,789	294,404	—	2,484	11,021,520
Julie Loeger Senior Vice President, Chief Growth Officer	2024	700,000	—	6,154,541	—	759,938	—	14,800	7,629,278
	2023	700,000	500,000	3,805,581	1,232,517	905,625	—	27,665	7,171,388
	2022	688,462	800,000	2,806,419	1,041,077	487,947	—	167,431	5,991,336
Samantha Wellington Senior Vice President, Chief Legal Officer	2024	142,788	2,500,000	3,788,477	—	—	—	1,000	6,432,265
Marie Oh Huber Former Senior Vice President, Chief Legal Officer	2024	337,500	—	—	—	415,125	—	6,594,338	7,346,963

(1)
Ms. Wellington became an NEO in fiscal 2024 in replacement of Ms. Huber.

Salary (Column (c))
The amount reported for Mr. Garcia includes $649 of base salary earned by Mr. Garcia and deferred under our nonqualified deferred compensation plan. See the “2024 Nonqualified Deferred Compensation” table below for more information.
Bonus (Column (d))
Ms. Wellington received a new-hire “make-good” transition payment of $2,500,000, made in part to offset equity compensation forgone when she left her prior employer to join eBay.
Stock Awards (Column (e))
The amounts reported in the Stock Awards column represent the aggregate grant date fair value of RSUs and PBRSUs granted to each of our NEOs in each of the applicable years, calculated in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation—Stock Compensation. The grant date fair value of RSUs is determined using the fair value of our common stock on the date of grant, and the grant date fair value of PBRSUs is calculated based on the fair value of our common stock on the date of grant and the probable outcome of the performance measures for the applicable performance period as of the date on which the PBRSUs are granted. This grant date fair value for PBRSUs is different from (and lower than) the maximum value set forth below. Additionally, because the PBRSUs granted in 2024 are comprised of three one-year performance metrics, only one-third of the shares underlying these PBRSU awards were treated as granted in 2024 for accounting purposes. Similarly, one-third of the shares underlying the PBRSUs actually granted in each of 2022 and 2023 were treated as granted in 2024 for accounting purposes. The equity incentive awards included in this column were all awarded under the Company’s Equity Incentive Award Plan, as amended and restated. For more information regarding the accounting for and assumptions we used to calculate the grant date fair values for RSUs and PBRSUs, see the headings “Stock-based compensation” and “Stock-Based Compensation Expense” in Notes 1 and 14, respectively, to our financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 27, 2025.
RSUs: RSU awards were granted to our NEOs in connection with the Company’s annual equity grant on April 1, 2024 (or November 15, 2024 for Ms. Wellington’s new-hire grant) with a grant date value of $7,748,139 for Mr. Iannone, $2,295,751 for Mr. Garcia, $3,177,180 for Ms. Loeger, $2,951,687 for Mr. Priest and $2,806,184 for Ms. Wellington.
PBRSUs:   PBRSUs provide an opportunity for our NEOs to earn RSUs if the performance measures for a particular time period—in this case 36 months—are met. For a description of the performance measures for the 2022-2024 and 2023-2025 PBRSU awards, see “—2024 Compensation Design and Determinations—2024 Long-Term Equity Incentive Awards—PBRSU Program—Performance Measures and Rationale” above.

2025 Proxy Statement   61
For 2024, the portions of the 2022-2024 PBRSU awards that were treated as granted for accounting purposes on January 1, 2024 had a grant date value of $1,738,207 for Mr. Iannone, $594,069 for Mr. Garcia, $482,844 for Ms. Loeger and $724,266 for Mr. Priest.
For 2024, the portions of the 2023-2025 PBRSU awards that were treated as granted for accounting purposes on January 1, 2024 had a grant date value of $2,719,101 for Mr. Iannone, $809,280 for Mr. Garcia, $809,280 for Ms. Loeger and $1,035,865 for Mr. Priest.
For 2024, the portions of the 2024-2026 PBRSU awards that were treated as granted for accounting purposes on April 1, 2024 (or November 15, 2024 for Ms. Wellington) had a grant date value of $4,109,788 for Mr. Iannone, $1,217,737 for Mr. Garcia, $1,685,236 for Ms. Loeger, $1,565,631 for Mr. Priest and $982,293 for Ms. Wellington.
Assuming the highest level of performance is achieved under the applicable performance measures for the portions of the 2022-2024, 2023-2025, and 2024-2026 PBRSU awards that were treated as granted for accounting purposes in 2024, the maximum possible value of such portion of these PBRSU awards allocated to our NEOs using the fair value of our common stock on the date that such awards were granted for accounting purposes is presented below:
NAME	MAXIMUM VALUE OF PBRSUs (AS OF GRANT DATE)
Mr. Iannone	$22,468,119
Mr. Priest	$8,738,264
Mr. Garcia	$6,894,654
Ms. Loeger	$7,741,938
Ms. Wellington	$2,390,238
Ms. Huber(1)	N/A

(1)
Ms. Huber’s employment with the Company terminated in June 2024, and she did not receive a PBRSU grant for accounting purposes in 2024.

The value that our NEOs received in 2024 from the vesting of stock awards is reflected in the “2024 Option Exercises and Stock Vested” table below. Additional information on all outstanding stock awards as of December 31, 2024 is reflected in the “2024 Outstanding Equity Awards at Fiscal Year-End” table below.
Non-Equity Incentive Plan Compensation (Column (g))
The amounts reported in the Non-Equity Incentive Plan Compensation column represent amounts earned by each of our NEOs under the eIP for services they rendered in each of the applicable years. See “—2024 Compensation Design and Determinations—2024 Annual Cash Incentive Awards” above for more information. In accordance with the terms of her Offer Letter, Ms. Huber received an eIP payout of $415,125, based on the actual performance of the Company for the full year (without taking into account individual performance), pro-rated for the time that she was employed during 2024.
The amount reported for Mr. Garcia includes $84,291 earned by Mr. Garcia under the eIP and deferred under our nonqualified deferred compensation plan. See the “2024 Nonqualified Deferred Compensation” table below for more information.
All Other Compensation (Column (i))
The amounts reported in the All Other Compensation column reflect:
a)
An amount of $13,800 for Mr. Iannone, Mr. Garcia, Ms. Huber, Ms. Loeger and Mr. Priest representing the maximum matching contributions made by the Company to the Company’s 401(k) savings plan for the benefit of such NEOs, which also is the same maximum amount applicable to each participating employee for 2024.

b)
An amount for Mr. Iannone, which represents personal security benefits provided in accordance with the recommendations of an independent third-party security risk study and includes: (1) $102,528 for personal airplane use, consisting of the aggregate incremental cost to the Company, including, primarily, fuel and engine maintenance costs (with no incremental costs when Mr. Iannone was accompanied by guests), and (2) $23,087 for security and IT support, based on the incremental cost paid to outside service providers.

c)
An amount for Mr. Garcia, Ms. Huber, Ms. Loeger, Mr. Priest and Ms. Wellington of $5,850, $1,000, $1,000, $12,200 and $1,000, respectively, which reflects the amount the Company paid to the applicable outside security and IT support providers for this support.

d)
Includes a lump sum cash severance payment for Ms. Huber in accordance with the terms of her Offer Letter in the aggregate amount of $6,488,673, consisting of the following: (i) one times her base salary, in the amount of $675,000, (ii) one times her target bonus, in the amount of $675,000, (iii) $1,028,732 to reflect the value of her RSUs awards scheduled to vest within 12 months following the Separation Date, (iv) $1,617,394 to reflect the value of her 2022-2024 PBRSU award, which was deemed earned and vested at target level of performance, (v) $2,132,640 to reflect the value of her 2023-2025 PBRSU award, which was deemed earned and vested at target level of performance, (vi) $204,613 to reflect the value of certain stock option awards that were scheduled to vest within 12 months following the Separation Date and (vii) $155,294 to reflect the value of certain dividend equivalents associated with the equity awards described in (iii)-(vi). In addition to contractual severance, Ms. Huber received $90,865 for accrued and unused paid time off.

62   2025 Proxy Statement
2024 Grants of Plan-Based Awards
The following table, footnotes, and narrative set forth certain information regarding grants of plan-based awards to each of our NEOs for the fiscal year ended December 31, 2024.
NAME (a)	APPROVAL DATE (b)	GRANT DATE (c)	ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#)(j)	EXERCISE OR BASE PRICE OF OPTION AWARDS ($/Sh)(l)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS ($)(m)
			THRESHOLD ($)(d)	TARGET ($)(e)	MAXIMUM ($)(f)	THRESHOLD (#)(g)	TARGET (#)(h)	MAXIMUM (#)(i)
Mr. Iannone
eIP—Company Performance	N/A	N/A	750,000	1,500,000	3,300,000	—	—	—	—	—	—
eIP—Individual Performance	N/A	N/A	—	500,000	1,200,000	—	—	—	—	—	—
PBRSUs (2022-2024 Performance Period)		1/1/2024	—	—	—	15,655	43,336	114,840	—	—	1,738,207
PBRSUs (2023-2025 Performance Period)		1/1/2024	—	—	—	22,478	62,222	164,888	—	—	2,719,101
PBRSUs (2024-2026 Performance Period)		4/1/2024	—	—	—	26,775	74,117	196,410	—	—	4,109,788
RSUs		4/1/2024	—	—	—	—	—	—	148,233	—	7,748,139
Mr. Priest
eIP—Company Performance	N/A	N/A	300,000	600,000	1,320,000	—	—	—	—	—	—
eIP—Individual Performance	N/A	N/A	—	200,000	480,000	—	—	—	—	—	—
PBRSUs (2022-2024 Performance Period)		1/1/2024	—	—	—	6,523	18,057	47,851	—	—	724,266
PBRSUs (2023-2025 Performance Period)		1/1/2024	—	—	—	8,563	23,704	62,816	—	—	1,035,865
PBRSUs (2024-2026 Performance Period)		4/1/2024	—	—	—	10,200	28,235	74,823	—	—	1,565,631
RSUs		4/1/2024	—	—	—	—	—	—	56,470	—	2,951,687
Mr. Garcia
eIP—Company Performance	N/A	N/A	189,844	379,687	835,312	—	—	—	—	—	—
eIP—Individual Performance	N/A	N/A	—	126,562	303,750	—	—	—	—	—	—
PBRSUs (2022-2024 Performance Period)		1/1/2024	—	—	—	5,350	14,811	39,249	—	—	594,069
PBRSUs (2023-2025 Performance Period)		1/1/2024	—	—	—	6,690	18,519	49,075	—	—	809,280
PBRSUs (2024-2026 Performance Period)		4/1/2024	—	—	—	7,933	21,961	58,197	—	—	1,217,737
RSUs		4/1/2024	—	—	—	—	—	—	43,921	—	2,295,751
Ms. Loeger
eIP—Company Performance	N/A	N/A	196,875	393,750	866,250	—	—	—	—	—	—
eIP—Individual Performance	N/A	N/A	—	131,250	315,000	—	—	—	—	—	—
PBRSUs (2022-2024 Performance Period)		1/1/2024	—	—	—	4,349	12,038	31,901	—	—	482,844
PBRSUs (2023-2025 Performance Period)		1/1/2024	—	—	—	6,690	18,519	49,075	—	—	809,280
PBRSUs (2024-2026 Performance Period)		4/1/2024	—	—	—	10,979	30,392	80,539	—	—	1,685,236
RSUs		4/1/2024	—	—	—	—	—	—	60,874	—	3,177,180
Ms. Wellington
PBRSUs (2024-2026 Performance Period)		11/15/2024	—	—	—	5,304	14,683	38,910	—	—	982,293
RSUs		11/15/2024	—	—	—	—	—	—	29,366	—	1,803,953
RSUs		11/15/2024	—	—	—	—	—	—	16,315	—	1,002,230
Ms. Huber
eIP—Company Performance	N/A	N/A	126,562	253,125	556,875	—	—	—	—	—	—
eIP—Individual Performance	N/A	N/A		84,375	202,500	—	—	—	—	—	—

2025 Proxy Statement   63
Estimated Future Payouts Under Non-Equity Incentive Plan Awards (eIP) (Columns (d), (e), and (f))
The amounts reported under these columns relate to the possible awards under the eIP. In 2024, the total annual target incentive amounts under the eIP for the NEOs were as follows:
Mr. Iannone	$2,000,000
Mr. Priest	$800,000
Mr. Garcia	$506,250
Ms. Loeger	$525,000
Ms. Wellington(1)	$0
Ms. Huber(2)	$337,500

(1)
Ms. Wellington joined the Company in October 2024 and was not eligible for the 2024 Non-Equity Incentive Plan.

(2)
Ms. Huber’s employment with the Company terminated in June 2024. In accordance with her Offer Letter, Ms. Huber’s eIP payout for 2024 was based on the actual performance of the Company for the full year (without taking into account individual performance), pro-rated for the time that she was employed during 2024.

The total 2024 annual target incentive amounts under the annual cash incentive plan for the NEOs were allocated 75% to Company performance and 25% to individual performance. No payment occurs for the individual performance component of the annual cash incentive plan unless the minimum thresholds for both FX-neutral revenue and non-GAAP net income are achieved; for 2024, both these Company performance thresholds were achieved.
Actual payouts to our NEOs under the annual cash incentive plan for the fiscal year ended December 31, 2024 are reflected in the “Non-Equity Incentive Plan Compensation” column in the “2024 Summary Compensation Table” above.
eIP—Company Performance: The amounts shown in the rows entitled “eIP—Company Performance” reflect potential payouts for the fiscal year ended December 31, 2024 under the eIP for the portion of the award payable based on the Company’s performance, as follows:
•
Threshold: The amounts shown in this column reflect the minimum payment levels if the minimum FX-neutral revenue and non-GAAP net income thresholds are achieved, which are 50% of the amounts shown under the Target column.

•
Target: The amounts shown in this column reflect the target payment levels if target non-GAAP net income is achieved.

•
Maximum: The amounts shown in this column represent the maximum amounts payable based on Company performance (including the maximum CSAT kicker), which are 220% of the amounts shown under the Target column.

eIP—Individual Performance: The amounts shown in the rows entitled “eIP—Individual Performance” reflect potential payouts for the fiscal year ended December 31, 2024 under the eIP for the portion of the award payable based on individual performance, as follows:
•
Threshold: Although there are no thresholds under the eIP for individual performance, there is no payout for individual performance unless the minimum thresholds for both Company-wide FX-neutral revenue and non-GAAP net income are achieved.

•
Target: The amounts shown in this column reflect 100% of the target award for individual performance.

•
Maximum: The amounts shown in this column are 240% of the amounts shown under the Target column.

In years when the Company’s financial performance is above its threshold, a modifier is applied to the individual performance component to reduce or increase it proportionately based on the Company financial performance component relative to target, in a range of 80%-120%. See “—2024 Compensation Design and Determinations—2024 Annual Cash Incentive Awards” above.
Estimated Future Payouts Under Equity Incentive Plan Awards (PBRSUs) (Columns (g), (h), and (i))
PBRSUs
The amounts shown reflect potential payouts of the respective portions of the 2022-2024, 2023-2025, and 2024-2026 PBRSUs that were treated as granted for accounting purposes in 2024, as follows:
•
Threshold: The amounts shown in this column reflect the awards if the minimum FX-neutral revenue and non-GAAP operating margin dollar thresholds are achieved and each of the lowest return on invested capital modifier and the lowest total shareholder return modifier is applied, respectively, and are 36% of the amounts shown under the Target column.

•
Target: The amounts shown in this column reflect the awards if the target FX-neutral revenue and non-GAAP operating margin dollar amounts are achieved, and each of the target return on invested capital modifier and the target total shareholder return modifier, is applied, respectively.

•
Maximum: The amounts shown in this column reflect the awards if the maximum FX-neutral revenue and non-GAAP operating margin dollar amounts are achieved and each of the maximum return on invested capital modifier and the maximum total shareholder return modifier, is applied, respectively, and are 265% of the amounts shown under the Target column.

For further discussion of the PBRSUs, including their vesting schedules, see “—2024 Compensation Design and Determinations—2024 Long-Term Equity Incentive Awards—PBRSU Program” above.

64   2025 Proxy Statement
All Other Stock Awards: Number of Shares or Stock Units (RSUs) (Column (j))
The awards reflect the number of RSUs on the grant date. RSU awards granted to our NEOs in 2024 vest quarterly over a four-year period beginning on June 15, 2024, subject to continued employment.
Grant Date Fair Value (Column (m))
The grant date fair value of each RSU award was calculated using the fair value of our common stock on the date of grant. The grant date fair value of PBRSUs was calculated based on the fair value of our common stock on the date of grant and the probable outcome of applicable performance measures as of the date on which the awards were granted for accounting purposes.
2024 Outstanding Equity Awards at Fiscal Year-End
The following table and footnotes set forth certain information regarding outstanding equity awards for each of our NEOs as of December 31, 2024.
NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE (1)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF SECURITIES UNDERLYING UNEXERCISED UNEARNED OPTIONS (#)	OPTION EXERCISE PRICE ($)	OPTION GRANT DATE	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(2)	STOCK GRANT DATE	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)(3)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)(2)
Mr. Iannone							5,942(4)	368,107	4/1/2021
							40,628(7)	2,516,905	4/1/2022
							105,000(11)	6,504,750	4/1/2023
							120,439(12)	7,461,196	4/1/2024
									4/1/2022	145,611	9,020,601
									4/1/2023	494,668	30,644,655
									4/1/2024	589,225	36,502,479
	148,631	185,786(16)	—	57.71	4/1/2022	4/1/2032
	106,738	533,682(17)	—	44.37	4/1/2023	4/1/2033
Mr. Priest							7,576(5)	469,333	7/15/2021
							16,929(7)	1,048,752	4/1/2022
							40,001(11)	2,478,062	4/1/2023
							45,882(12)	2,842,390	4/1/2024
									4/1/2022	60,672	3,758,630
									4/1/2023	188,447	11,674,279
									4/1/2024	224,468	13,905,808
	61,930	77,411(16)	—	57.71	4/1/2022	4/1/2032
	40,662	203,308(17)	—	44.37	4/1/2023	4/1/2033
Mr. Garcia							16,663(9)	1,032,273	5/15/2022
							13,465(10)	834,157	5/15/2022
							31,250(11)	1,935,938	4/1/2023
							35,685(12)	2,210,686	4/1/2024
									5/15/2022	49,767	3,083,066
									4/1/2023	147,223	9,120,490
									4/1/2024	174,587	10,815,683
	49,033	61,290(16)	—	46.65	5/15/2022	5/15/2032
	31,768	158,834(17)	—	44.37	4/1/2023	4/1/2033
Ms. Loeger							1,637(6)	101,412	2/15/2021
							3,070(6)	190,187	2/15/2021
							1,806(8)	111,882	4/1/2022
							31,250(11)	1,935,938	4/1/2023
							49,387(12)	3,059,525	4/1/2024
									4/1/2022	40,448	2,505,754
									4/1/2023	147,223	9,120,490
									4/1/2024	241,614	14,967,972
	41,288	51,607(16)	—	57.71	4/1/2022	4/1/2032
	31,768	158,834(17)	—	44.37	4/1/2023	4/1/2033
Ms. Wellington							29,366(13)	1,819,224	11/15/2024
							16,315(14)	1,010,714	11/15/2024
									11/15/2024	116,730	7,231,414
Ms. Huber(15)	—	—	—	—	—	—	—	—	—	—	—

(1)
In accordance with the SEC executive compensation disclosure rules, represents the PBSOs earned at the third performance level under the 2022-2024 PBSO awards and the maximum performance level under the 2023-2025 PBSO awards.

2025 Proxy Statement   65
(2)
Market Value is calculated based on a price per share of $61.95, which was the closing price of our common stock on December 31, 2024.

(3)
In accordance with the SEC executive compensation disclosure rules, except as otherwise noted, represents the 2022-2024 PBRSU awards earned at 112% and the estimated number of PBRSUs that would be earned at the maximum performance level under each of the 2023-2025 and 2024-2026 PBRSU awards. 100% of any earned 2022-2024 PBRSUs vested on March 15, 2025, 100% of any earned 2023-2025 PBRSUs will vest on March 15, 2026, and 100% of any earned 2024-2026 PBRSUs will vest on March 15, 2027.

(4)
RSUs granted in 2021, vesting over four years with 6.25% vesting quarterly, with final vest on March 15, 2025.

(5)
RSUs granted in 2021, vesting over four years with 25% vesting on the first anniversary of the grant date and 6.25% vesting quarterly thereafter, with final vest on July 15, 2025.

(6)
RSUs granted in 2021, vesting over four years with 25% vesting on the first anniversary of the grant date and 6.25% vesting quarterly thereafter, with final vest on February 15, 2025.

(7)
RSUs granted in 2022, vesting over four years with 6.25% vesting quarterly, with final vest on March 15, 2026.

(8)
RSUs granted in 2022, vesting over three years with 10% vesting quarterly in the first two years and 5% vesting quarterly in the final year, with final vest on March 15, 2025.

(9)
RSUs granted in 2022, vesting over four years with 25% vesting on the first anniversary of the grant date and 6.25% vesting quarterly thereafter, with final vest on May 15, 2026.

(10)
RSUs granted in 2022, vesting over three years with 33% vesting on the first anniversary of the grant date and 8.33% vesting quarterly thereafter, with final vest on May 15, 2025.

(11)
RSUs granted in 2023, vesting over four years with 6.25% vesting quarterly, with final vest on March 15, 2027.

(12)
RSUs granted in 2024, vesting over four years with 6.25% vesting quarterly, with final vest on March 15, 2028.

(13)
RSUs granted in 2024, vesting over four years with 25% vesting on the first anniversary of the grant date and 6.25% vesting quarterly thereafter, with final vest on November 15, 2028.

(14)
RSUs granted in 2024, with 50% vesting on November 15, 2025, and 50% vesting on November 15, 2026.

(15)
In connection with Ms. Huber’s termination of employment on June 21, 2024, the Company cancelled her outstanding RSUs and PBRSUs.

(16)
Earned in connection with achievement of performance goals under the 2022-2024 PBSO awards, with time-based vesting over three years, with 66.7% vesting on March 15, 2024 and 33.3% vesting on March 15, 2025.

(17)
Earned in connection with achievement of performance goals under the 2023-2025 PBSO awards, with time-based vesting over three years, with 33.3% vesting on March 15, 2024 and 33.3% vesting annually thereafter, with final vest on March 15, 2026.

2024 Option Exercises and Stock Vested
The following table and footnotes set forth the number of shares acquired and the value realized upon exercise of stock options and the vesting of RSUs and PBRSUs for each of our NEOs for the fiscal year ended December 31, 2024.
	OPTION AWARDS		STOCK AWARDS
NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)(1)
Mr. Iannone	—	—	255,723	14,056,050
Mr. Priest	—	—	98,675	5,420,048
Mr. Garcia	—	—	60,162	3,315,559
Ms. Loeger	—	—	68,264	3,786,888
Ms. Huber	57,554	300,260	30,180	1,575,004

(1)
Value realized on vesting of stock awards is based on the fair market value of our common stock on the vesting date and does not reflect actual proceeds received.

2024 Nonqualified Deferred Compensation
Certain of our NEOs participate in our Deferred Compensation Plan, as Amended and Restated, effective January 1, 2022 (our “Deferred Compensation Plan”). The following table, footnotes and narrative provide information with respect to the participation of our NEOs in the Deferred Compensation Plan for the fiscal year 2024.
NAME	EXECUTIVE CONTRIBUTIONS IN LAST FY ($)(1)	REGISTRANT CONTRIBUTIONS IN LAST FY ($)	AGGREGATE EARNINGS IN LAST FY ($)(2)	AGGREGATE WITHDRAWALS / DISTRIBUTIONS ($)	AGGREGATE BALANCE AT LAST FY END ($)(3)
Mr. Iannone	—	—	—	—	—
Mr. Priest	—	—	—	—	—
Mr. Garcia	84,940	—	11,375	—	131,639
Ms. Loeger	—	—	—	—	—
Ms. Wellington	—	—	—	—	—
Ms. Huber	—	—	—	—	—

(1)
The amounts in this column are included in the “Salary” and “Non-Equity Incentive Plan Compensation” columns of the “2024 Summary Compensation Table” above.

66   2025 Proxy Statement
(2)
None of the earnings set forth in this column are considered above-market or preferential as determined under SEC rules, and, therefore, none of such amounts are reflected in the “2024 Summary Compensation Table” above.

(3)
The balances shown include $84,940 of compensation earned by Mr. Garcia and already reported in the “2024 Summary Compensation Table” above and $33,101 of compensation earned by Mr. Garcia and already reported in prior-year proxy statements, except for any earnings that were not above-market or preferential as determined under SEC rules.

As of December 31, 2024, Mr. Garcia was our only NEO who had an account balance under our Deferred Compensation Plan. Under the Deferred Compensation Plan, our key executives who satisfy certain eligibility requirements may make annual irrevocable elections to defer a specified portion of their base salary and bonus to be earned during the following calendar year, and, at the discretion of the CHCC, RSU awards the executive is eligible to receive. Deferral of amounts earned in 2024 by participants were limited to 50% of base salary and 100% of bonus. Our Company may credit matching amounts to an account established for each participant in an amount equal to a percentage, established by our Company in its sole discretion prior to the beginning of the plan year, of the amount of compensation deferred by each participant under the Deferred Compensation Plan. For 2024, our Company did not match any amount of salary or bonus deferred by any participants.
Account balances under the Deferred Compensation Plan will be credited with income, gains and losses based on the performance of investment funds selected by the participant from a list of funds designated by our Company. The amounts of base salary and bonus credited to participants’ deferred accounts are at all times 100% vested. Any RSUs a participant elects to defer remain subject to the vesting conditions specified in the applicable award agreement. Any Company contributions will vest based on conditions established by the Company prior to their contribution to the plan. Participants will be eligible to receive distributions of the vested amounts credited to their accounts, at times that they may specify, in a lump sum or up to 15 annual installments pursuant to elections made under the rules of the Deferred Compensation Plan. Changes to these elections may be made under limited circumstances. Under the Deferred Compensation Plan, participants who have elected a payment at termination of employment must generally wait six months after termination to receive a distribution. Assets contributed under the Deferred Compensation Plan remain subject to the claims of the Company’s general creditors.
Potential Payments Upon Termination or Change in Control
The following table, footnotes, and narrative set forth our payment obligations pursuant to the compensation arrangements for our NEOs, under the circumstances described below, assuming that their employment was terminated or a change in control occurred on December 31, 2024.
NAME	VOLUNTARY TERMINATION ($)(a)	CHANGE IN CONTROL ($)(b)	INVOLUNTARY TERMINATION OUTSIDE OF A CHANGE IN CONTROL ($)(c)(1)(2)	INVOLUNTARY TERMINATION IN CONNECTION WITH A CHANGE IN CONTROL ($)(d)(1)(2) (3)	DEATH OR DISABILITY ($)(e)(2)(3)
Mr. Iannone	—	—	64,431,120	72,923,860	61,206,037
Mr. Priest	—	—	23,794,261	29,597,695	24,103,753
Mr. Garcia	—	—	17,916,757	24,410,314	19,222,807
Ms. Loeger	—	—	16,811,677	24,134,577	18,525,450
Ms. Wellington	—	—	2,928,287	5,859,481	4,664,293
Ms. Huber	—	—	6,903,798(4)	—	—

(1)
With respect to Mr. Iannone, an involuntary termination includes a termination without cause or resignation for good reason. With respect to Mr. Garcia, Ms. Loeger, Mr. Priest and Ms. Wellington, under the Standard Severance Plan, an involuntary termination includes only a termination without cause, and under the Change in Control Severance Plan, an involuntary termination in connection with a change in control includes termination without cause or resignation for good reason.

(2)
For each NEO, other than Ms. Huber, equity elements were calculated using the following assumptions:

The values for RSUs were calculated by multiplying the number of unvested RSUs held by the applicable NEO and subject to acceleration, by the closing price per share of our common stock on December 31, 2024, which was $61.95.
The values for PBRSUs were calculated based on target share payout amounts for ongoing performance periods for unvested PBRSUs held by the applicable NEO, except that, in cases where the performance period has ended, the final expected payout was used. This number of unvested PBRSUs (adjusted based on the expected payout) was then multiplied by the closing price per share of our common stock on December 31, 2024, which was $61.95.
The value included for the PBSOs held by the NEOs was calculated on the intrinsic value (difference between the closing price per share of our common stock on December 31, 2024, which was $61.95, and the exercise price) of each of the outstanding PBSOs. Please refer to the “2024 Outstanding Equity Awards at Fiscal Year-End” table above for the number of outstanding options held by each of our NEOs.
(3)
No amounts are included for Ms. Huber because her employment with the Company terminated in June 2024.

(4)
In accordance with her Offer Letter, and upon her execution and non-revocation of the Separation Agreement, Ms. Huber received a lump-sum cash severance payment in the amount of $6,488,673 and an eIP payout of $415,125, based on the actual performance of the Company for the full year (without taking into account individual performance), pro-rated for the time that she was employed during 2024.

Voluntary Termination (Column (a))
The Company does not pay severance benefits upon voluntary termination.

2025 Proxy Statement   67
Change in Control (Column (b))
The Company has not entered into any arrangements with any of its executive officers to provide “single trigger” payments upon a change in control.
The Company’s equity incentive plans generally provide for the acceleration of vesting of awards granted under the plans upon a change in control only if the acquiring entity does not agree to convert, assume, or replace the awards. These provisions generally apply to all holders of awards under the equity incentive plans and do not provide for a “single-trigger” benefit.
The amounts reported in the Change in Control column assume that, in a change in control transaction, the successor entity would convert, assume, or replace outstanding equity awards. If the successor entity does not convert, assume, or replace any outstanding equity awards and all the unvested and outstanding awards are fully accelerated upon a change in control, the aggregate value of accelerated vesting of such awards (including dividend equivalents for equity awards other than PBSOs) to each of the NEOs that were executive officers of the Company as of December 31, 2024, for PBRSUs, calculated based on target share payout amounts for ongoing performance periods and final expected payout amounts for completed performance periods, and for all unvested and outstanding equity awards, calculated based on the closing price of our common stock on December 31, 2024, would be as follows:
NAME	ACCELERATION VALUE OF ALL OUTSTANDING EQUITY AWARDS AS OF 12/31/24 ($)
Mr. Iannone	64,798,517
Mr. Priest	25,472,352
Mr. Garcia	21,405,115
Ms. Loeger	21,034,235
Ms. Wellington	5,573,904
Involuntary Termination outside of a Change in Control (Column (c))
The Standard Severance Plan, which covers officers employed as a senior vice president or in a more senior position, provides severance protection outside of a change in control period if a participant is terminated without cause (or resigns for good reason for Mr. Iannone, pursuant to his offer letter) and signs and does not revoke a waiver of claims against the Company. Mr. Iannone, Mr. Garcia, Ms. Loeger, Mr. Priest and Ms. Wellington participate in the Standard Severance Plan. Additional termination benefits in connection with our NEOs’ PBSO awards are also provided upon a qualifying termination under the Standard Severance Plan.
The following table describes the severance benefits (other than certain accrued benefits which are paid (such as earned but unpaid bonuses, payment of unreimbursed expenses, etc.) that each of our NEOs would receive if terminated outside of a change in control.
		STANDARD SEVERANCE PLAN PARTICIPANTS	CFO	CEO
Cash Elements	Severance	1x salary and 1x bonus		2x salary and 2x bonus
	eIP(1)	Prorated payment for year in which termination occurs
	Health Premium	A payment to cover 12 months of health coverage		A payment to cover 24 months of health coverage
	New-Hire “Make-Good” Payments(2)	Payment of any unpaid new-hire “Make-Good” payments
Equity Elements	RSUs(3)	100% acceleration of awards that would have otherwise vested within 12 months of termination date(4)
PBRSUs(3)
Pro rata payout (on original vesting date) to be calculated based on actual Company performance multiplied by portion of performance period for which Participant was employed (plus an additional 12 months)(5)
			Same as Standard Service Plan, except added portion includes 18 months (instead of 12 months)(5)	Same as Standard Service Plan, except added portion includes 24 months (instead of 12 months)(5)
	PBSOs	100% acceleration of awards that would have otherwise vested within 12 months of termination date	100% acceleration of awards that would have otherwise vested within 18 months of termination date	100% acceleration of awards that would have otherwise vested within 24 months of termination date

(1)
Based on actual performance with respect to the Company performance element for the full year and target performance with respect to the individual performance element.

(2)
A lump sum amount, if any, to be paid to the individual in connection with their offer of employment with the Company.

68   2025 Proxy Statement
(3)
A lump sum amount equal to the prorated dividend equivalents (based on time served) that have already accrued and would have vested in connection with applicable shares.

(4)
The Company can elect to pay cash in lieu of accelerated vesting. The cash value of such unvested equity is determined using the average closing price of the Company’s common stock for the ten consecutive trading days ending on and including the trading day immediately prior to their termination date.

(5)
The Company can elect to pay cash in lieu of accelerated vesting. The cash value of such unvested equity is determined using the average closing price of the Company’s common stock for the ten consecutive trading days ending on and including the trading day immediately prior to the original vesting date.

Involuntary Termination in Connection with a Change in Control (Column (d))
The Company has not entered into any arrangements with any of its executive officers to provide “single trigger” severance payments upon a change in control.
The equity incentive plans generally provide for the acceleration of vesting of awards granted under the plans upon a change in control only if the acquiring entity does not agree to assume or continue the awards. These provisions generally apply to all holders of awards under the equity incentive plans.
The Change in Control Severance Plan provides severance protection for executives at the level of Vice President or in a more senior position in connection with a change in control if a participant is terminated without cause or resigns for good reason and signs and does not revoke a waiver of claims against the Company. Certain payments under the Change in Control Severance Plan are reduced by any similar severance payments made under the Company’s other severance plan or agreement, including the Standard Severance Plan. Mr. Iannone, Mr. Garcia, Ms. Loeger, Mr. Priest and Ms. Wellington participate in the Change in Control Severance Plan. Additional termination benefits in connection with our NEOs’ PBSO awards are also provided upon a change in control for PBSOs.
If any payments or benefits provided for under the Change in Control Severance Plan or otherwise payable to the participant exceeds the greatest amount of payments and benefits that could be paid or provided to the participant without giving rise to any liability for any excise tax imposed by Section 4999 of the Code, the participant will receive either full payment of such payments and benefits and pay the excise tax or such lesser amount that would result in no portion of the payments and benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to them. The Change in Control Severance Plan does not require us to provide any tax gross-up payments to the participants.
The following table describes the severance benefits that each of our NEOs would receive if they are terminated in connection with a change in control.
NEOS
Cash Elements	Severance	2x salary and 2x target cash incentive award under the eIP
	eIP(1)	Prorated payment for year in which termination occurs
	Health Premium	A payment to cover 24 months of health coverage
	New-Hire “Make-Good” Payments(2)	Payment of any unpaid new-hire “Make-Good” payments
Equity Elements	RSUs(3)	100% acceleration of awards(4)
	PBRSUs(3)	100% acceleration of awards deemed earned(4)(5)
	PBSOs	100% acceleration of awards deemed earned(6)

(1)
Based on target performance with respect to both the Company performance component and the individual performance component in respect of the fiscal year in which separation occurs.

(2)
A lump sum amount, if any, to be paid to the individual in connection with their offer of employment with the Company.

(3)
A lump sum amount equal to the prorated dividend equivalents (based on time served) that have already accrued and would have vested in connection with applicable shares.

(4)
The Company can elect to pay cash in lieu of accelerated vesting. The cash value of such unvested equity is determined using the average closing price of the Company’s common stock for the ten consecutive trading days ending on and including the trading day immediately prior to their termination date.

(5)
Awards deemed earned at the target amount of shares subject to such awards for performance periods for which achievement has not yet been determined.

(6)
Awards deemed earned at the greater of the target number of options and the number of options earned based on performance with respect to any completed annual performance period.

Death or Disability (Column (e))
Pursuant to the Standard Severance Plan, if, outside a change in control, the participant’s employment terminates due to their death or disability (as defined in the Standard Severance Plan) then, for RSUs, the applicable executive will be entitled to receive, within 60 days of their termination date, the full vesting (or payment of cash in lieu of vesting at the election of the Company) of their outstanding and unvested RSU awards that would have otherwise vested within 24 months of the applicable executive’s termination date (where the cash value of such unvested equity is determined using the average closing price of the Company’s common stock for the ten consecutive trading days

2025 Proxy Statement   69
ending on and including the trading day immediately prior to their termination date), and a lump sum amount equal to the dividend equivalents that have already accrued and would have vested in connection with applicable shares. PBRSUs will be treated in the same manner, except that the limitation to only receive vesting of shares that would have otherwise vested within 24 months of termination will not apply. For PBSOs, the applicable executive will be entitled to receive, within 60 days of their termination date, the full vesting of their outstanding and unvested earned PBSOs, consisting of the number of options actually earned based on performance in any completed performance year, that would have otherwise vested within 24 months for the CEO, 18 months for the CFO, and 12 months for other Standard Severance Plan participants, respectively.
Pursuant to the Change in Control Severance Plan, if, in connection with a change in control, the participant’s employment terminates due to their death or disability (as defined in the Change in Control Severance Plan) then, for all awards other than PBSOs, the applicable executive is entitled to receive, within 60 days of the applicable executive’s termination date, the full vesting (or payment of cash in lieu of vesting at the election of the Company) of all the applicable executive’s outstanding and unvested equity, including the target amount of shares subject to PBRSUs for performance periods for which achievement has not yet been determined (where the cash value of such unvested equity is determined using the average closing price of the Company’s common stock for the ten consecutive trading days ending on and including the trading day immediately prior to their termination date), and a lump sum amount equal to the dividend equivalents that have already accrued and would have vested in connection with applicable shares. For PBSOs, the applicable executive is entitled to receive, within 60 days of the applicable executive’s termination date, the full vesting of the applicable executive’s outstanding and unvested PBSOs that are deemed earned, consisting of the greater of the target number of options and the number of options actually earned based on performance in any completed performance year, that would have otherwise vested within 24 months for the CEO, 18 months for the CFO, and 12 months for other Standard Severance Plan participants, respectively.
CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Act, we are providing the following disclosure about the relationship of the median of the annual total compensation of our employees to the annual total compensation of Mr. Iannone, our CEO. We believe that the pay ratio disclosed below is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. SEC rules for identifying the median employee and calculating the pay ratio allow companies to apply various methodologies and assumptions and, as result, the pay ratio reported by us may not be comparable to the pay ratio reported by other companies.
To better understand this disclosure, we think it is important to give context to our operations. eBay is a global commerce leader with operations requiring a wide range of talents and roles. As a global organization, we strive to create a competitive total compensation program in the locations we operate. As a result, our compensation program varies by local market in order to allow us to provide a competitive total compensation package.
2024 Ratio Calculation
•
This year, the median employee’s annual total compensation was $167,976.

•
Mr. Iannone’s annual total compensation, as reported in the 2024 Summary Compensation Table, was $20,349,650.

•
Based on this information and the disclosures provided in this section, the ratio of the annual total compensation of Mr. Iannone to the median employee’s annual total compensation is 121:1.

In determining the annual total compensation of the median employee, we calculated such employee’s compensation in accordance with Item 402(c)(2)(x) of Regulation S-K as required pursuant to SEC executive compensation disclosure rules. This calculation is the same calculation used to determine total compensation for purposes of the 2024 Summary Compensation Table with respect to each of the NEOs. For purposes of this disclosure, we converted employee compensation from local currency to U.S. dollars using the exchange rate the Company used for 2024 internal budgeting purposes.
Identification of Median Employee
As permitted by SEC rules, for the past two years, we have used the same median employee because we do not believe there has been a change in our employee population or employee compensation program that would significantly impact the CEO pay ratio disclosure. To identify our median employee, we elected to use total target direct compensation which we calculated as salary, target bonus and target annual equity awards. We chose this compensation measure because we believe it is the most accurate reflection of pay at eBay. A complete description of the methodology that we used to identify the median employee can be found in our 2024 Proxy Statement, filed on April 25, 2024.
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to “Compensation Discussion and Analysis” above.

70   2025 Proxy Statement
YEAR	SUMMARY COMPENSATION TABLE TOTAL FOR PEO(1)	SUMMARY COMPENSATION TABLE TOTAL FOR PRIOR PEO(1)	COMPENSATION ACTUALLY PAID TO PEO(2)	COMPENSATION ACTUALLY PAID TO PRIOR PEO	AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-PEO NEOs(1)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NEOs(2)	VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON:(3)		NET INCOME ($M)	COMPANY SELECTED MEASURE: FX- NEUTRAL REVENUE ($M)(4)
							TOTAL SHAREHOLDER RETURN	PEER GROUP TOTAL SHAREHOLDER RETURN
2024	$20,349,650	N/A	$49,091,343	N/A	$7,166,848	$12,002,184	$187.04	$299.72	$1,975	$10,281
2023	$21,560,669	N/A	$24,813,140	N/A	$7,702,798	$8,603,146	$129.19	$219.40	$2,767	$10,060
2022	$16,950,325	N/A	$(18,130,627)	N/A	$8,547,469	$673,193	$120.01	$139.00	$(1,269)	$10,115
2021	$21,685,102	N/A	$45,448,713	N/A	$12,005,041	$10,293,743	$188.89	$193.58	$13,608	$10,232
2020	$34,835,839	$42,798,223	$47,240,184	$16,181,647	$8,031,459	$18,418,381	$141.16	$143.89	$5,667	$8,868

(1)
The Principal Executive Officer (“PEO”) and other NEOs (the “Non-PEO NEOs”) for the applicable years were as follows:

•
2024: Mr. Iannone served as our PEO, and Mr. Garcia, Ms. Huber, Ms. Loeger, Mr. Priest and Ms. Wellington served as the Non-PEO NEOs. Ms. Huber’s employment with the Company terminated on June 21, 2024.

•
2023: Mr. Iannone served as our PEO, and Mr. Boone, Mr. Garcia, Ms. Loeger and Mr. Priest served as the Non-PEO NEOs.

•
2022: Mr. Iannone served as our PEO, and Mr. Boone, Mr. Garcia, Ms. Loeger, Mr. Priest and Mr. Thompson served as the Non-PEO NEOs. Mr. Thompson’s employment with the Company terminated on April 29, 2022.

•
2021: Mr. Iannone served as our PEO and Mr. Boone, Mr. Cring, Ms. Loeger, Mr. Priest, Mr. Thompson and Ms. Yetto served as the Non-PEO NEOs. Mr. Cring’s and Ms. Yetto’s employment with the Company terminated on October 15, 2021 and March 16, 2021, respectively.

•
2020: Mr. Iannone served as our PEO, Mr. Schenkel served as our prior PEO, and Mr. Cring, Ms. Jones, Mr. Lee, Mr. Thompson and Ms. Yetto served as the Non-PEO NEOs. Mr. Schenkel’s and Ms. Jones’s employment with the Company terminated on June 19, 2020 and December 16, 2020, respectively.

The dollar amounts reported are the amounts of total compensation reported for Mr. Iannone for each corresponding year in the “Total” column of the Summary Compensation Table.
(2)
The 2024 Summary Compensation Table totals reported for our PEO and the average of the Non-PEO NEOs as a group for each year were subject to the following equity award adjustments per Item 402(v)(2)(iii) of Regulation S-K to calculate “compensation actually paid” using the methodology described below:

	2024
	PEO	AVERAGE FOR OTHER NEOs
Summary Compensation Table Total	$20,349,650	$7,166,848
Adjustments
Deduction for amount reported under the “Stock Awards” and “Option Awards” Columns of the Summary Compensation Table	$(16,315,235)	$(4,227,461)
Increase/deduction for the Inclusion of Rule 402(v) Equity Values(*):
Year End Fair Value of Equity Awards Granted During the Year	$19,305,636	$4,843,267
Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	$19,651,127	$3,987,217
Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	$1,662,170	$361,460
Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year	$3,643,352	$775,930
Fair Value at the End of the Prior Year of Equity Awards that Failed.to Meet Vesting Conditions in the Year	$0	$(1,045,757)
Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	$794,643	$140,680
Total	$45,056,928	$9,062,798
COMPENSATION ACTUALLY PAID	$49,091,343	$12,002,184

(*)
Compensation Actually Paid excludes the Stock Awards and Option Awards columns from the relevant fiscal year’s Summary Compensation Table total. The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year. The Rule 402(v) Equity Values reflect the aggregate of the following components, as applicable: (i) the fair value as of the end of the listed fiscal year of unvested equity awards granted in that year; (ii) the change in fair value during the listed fiscal year of equity awards granted in prior years that remained outstanding and unvested at the end of the listed fiscal year; (iii) the change in fair value during the listed fiscal year through the vesting date of equity awards granted in prior years that vested during the listed fiscal year, less the fair value at the end of the prior year of awards granted prior to the listed fiscal year that failed to meet applicable vesting conditions during the listed fiscal year and (iv) the value of dividend equivalents paid on stock or option awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year. Equity values are calculated in accordance with Financial Accounting Standards Board’s (“FASB”) Accounting Standards Update (“ASC”) Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of the grant or the Company’s approach to valuation employed in its financial statements.

For purposes of the above adjustments, the fair value of equity awards on the applicable date were determined in accordance with FASB’s ASC Topic 718, using valuation methodologies that are generally consistent with those used to determine the grant date fair value for accounting purposes.
The table below contains ranges of assumptions used in the valuation of outstanding equity awards for the relevant fiscal year(s). For more information, please see the notes to our financial statements in our Annual Report on Form 10-K and the footnotes to the Summary Compensation Table of this Proxy Statement above.
PBRSU Valuation Assumptions
PBRSUs	Financial Metric Multiplier	TSR Realized Performance (Percentile)	Volatility	Risk-Free Interest Rate
2023 PBRSU	100% - 230%	50P - 75P	25.12%	4.09%
2024 PBRSU	100% - 230%	0P - 25P	27.59%	4.17%

2025 Proxy Statement   71
Stock Option Valuation Assumptions
Grant Date	Expected Term (years)**	Strike Price	Volatility***	Dividend Yield***	Risk-Free Interest Rate***
4/1/2022	3.41 - 4.63	$57.71	29.83% - 29.93%	1.70% - 2.37%	4.21% - 4.25%
5/15/2022	2.80 - 3.80	$46.65	29.83% - 29.93%	1.70% - 2.37%	4.18% - 4.33%
4/1/2023	3.12 - 4.27	$44.37	29.83% - 29.93%	1.70% - 2.37%	4.19% - 4.28%

(**)
Expected term adjusted for moneyness is calculated as the midpoint between the weighted time to vest (considering both service and performance conditions) and the contractual term, and then adjusted based on the moneyness ratio as of the measurement date.

(***)
Implied volatility, dividend yield and Risk-free rate are computed as of the measurement date following similar methodology as grant date.

(3)
The peer group for TSR for each listed fiscal year is the S&P 500 Information Technology (Sector) Index. The TSR amounts disclosed in the table assume a fixed investment of $100, and the relevant “measurement period” for any given year presented is the market close on the last trading day before the registrant’s earliest fiscal year presented in the table, through and including the end of the fiscal year for which cumulative TSR is being calculated. In addition, the TSR for the earliest year in the table will represent the TSR over that “first” year while the TSR for the next earliest year will represent the cumulative TSR over the first and the second years.

(4)
The Company has identified FX-Neutral Revenue as the company-selected measure for the pay versus performance disclosure, as it represents the most important financial performance measure used to link compensation actually paid to the PEO and the Other NEOs in 2024 to the Company’s performance. FX-Neutral Revenue was chosen from the following three most important financial performance measures used by the Company to link compensation actually paid to the PEO and other NEOs in 2024 to the Company’s performance:

Most Important Financial Performance Measures:
•
FX-Neutral Revenue(1) (the company-selected measure)—broad topline financial metric reflecting GMV performance while incentivizing business development and growth

•
Non-GAAP Operating Margin—incentivizes operational efficiency and profitability

•
Non-GAAP Net Income—incentivizes operational efficiency and profitability while also reflecting capital structure and tax impacts

(1)
Calculated on a fixed foreign exchange basis. We define Foreign exchange neutral (“FX-Neutral”) net revenues as GAAP net revenues minus the exchange rate effect, which we calculate by applying prior period foreign currency exchange rates to current year transactional currency amounts, excluding hedging activity. We believe presenting FX-Neutral net revenues provides useful information to both management and investors by isolating the effects of foreign currency exchange rate fluctuations that may not be indicative of our core operating results. In addition, as we have historically reported certain FX-Neutral results to investors, we believe that continuing to include these FX-Neutral measures provides consistency in our financial reporting. FX-Neutral net revenues are non-GAAP financial measures that are not based on any comprehensive set of accounting rules or principles and may be calculated differently than other “FX-Neutral,” “constant currency,” or similarly titled measures used by other companies. FX-Neutral net revenues are not presented as an alternative to GAAP net revenues and should only be used to evaluate our results of operations in conjunction with GAAP net revenues.

For further information concerning the Company’s financial performance metrics, refer to the “Compensation Discussion and Analysis” section of this Proxy Statement above.
Narrative
In the above “Compensation Discussion and Analysis” section of this Proxy Statement, we discuss our pay-for-performance compensation philosophy and the elements of our executive compensation program, which are heavily weighted toward equity compensation. Reflecting our philosophy and the emphasis on equity compensation, the values included in the columns for Compensation Actually Paid to our PEO and the Non-PEO NEOs in each of the fiscal years reported above fluctuate year-over-year, primarily based on our stock price as of the last day of the listed fiscal year, among other factors, including Company financial performance relative to performance targets for PBRSUs and PBSOs. As the table illustrates, the compensation of our PEO and the Non-PEO NEOs is higher when our stock price is higher, and lower when our stock price is lower, reflecting the CHCC’s intent to align the interests of our PEO and the Non-PEO NEOs with those of our stockholders. Further, because Compensation Actually Paid values are based on our stock price as of particular dates in accordance with the SEC rules, it is important to note that the values could have been substantially different if other dates were chosen.

72   2025 Proxy Statement
Relationship Between Compensation Actually Paid and Performance Measures
•
Relationship Between Compensation Actually Paid to our PEO and the Average of the Compensation Actually Paid to the Non-PEO NEOs and the Company’s Cumulative TSR. The following chart illustrates the relationship between CAP for our PEO (and prior PEO) and the average CAP for our Non-PEO NEOs against the Company’s TSR, as well as the relationship between our TSR and the TSR of our peer group.

CAP vs. TSR
$300
$194
$219
$144
$189
$139
$187
$141
$120
$129
$47.2M
$45.4M
$49.1M
$24.8M
$16.2M
$18.4M
$10.3M
$12.0M
$8.6M
$0.7M
-$18.1M
2020
2021
2022
2023
2024
Compensation Actually Paid (Prior CEO)
Compensation Actually Paid (CEO)
Avg. Compensation Actually Paid (Non-CEO NEO)
Company TSR
Peer Group TSR

•
Relationship Between Compensation Actually Paid to our PEO and the Average of the Compensation Actually Paid to the Non-PEO NEOs and the Company’s Net Income. The following chart illustrates the relationship between CAP for our PEO (and prior PEO) and the average CAP for our Non-PEO NEOs against the Company’s net income:

CAP vs. Net Income
$13,608M
$47.2M
$45.4M
$49.1M
$5,667M
$16.2M
$18.4M
$10.3M
$24.8M
$12.0M
$2,767M
$8.6M
$0.7M
$1,975M
-$1,269M
-$18.1M
2020
2021
2022
2023
2024
Compensation Actually Paid (Prior CEO)
Compensation Actually Paid (CEO)
Avg. Compensation Actually Paid (Non-CEO NEO)
Net Income (millions)

2025 Proxy Statement   73
•
Relationship Between Compensation Actually Paid to our PEO and the Average of the Compensation Actually Paid to the Non-PEO NEOs and the Company’s FX-Neutral Revenue. The following chart illustrates the relationship between CAP for our PEO (and second PEO) and the average CAP for our Non-PEO NEOs against the Company’s FX-Neutral Revenue.

CAP vs. FX-Neutral Revenue
$8,868M
$10,232M
$10,115M
$10,060M
$10,281M
$16.2M
$47.2M
$18.4M
$45.4M
$10.3M
-$18.1M
$0.7M
$24.8M
$8.6M
$49.1M
$12.0M
2020
2021
2022
2023
2024
Compensation Actually Paid (Prior CEO)
Compensation Actually Paid (CEO)
Avg. Compensation Actually Paid (Non-CEO NEO)
FX-Neutral Revenue

74   2025 Proxy Statement
Proposal 4: Approval of the Amendment and Restatement of our Equity Incentive Plan
Summary of Amendment and Restatement
We are seeking stockholder approval to amend and restate our Equity Incentive Award Plan (the “Plan”) to increase the number of shares of Common Stock of the Company (the “Shares”) reserved for issuance under the Plan by an additional 20 million Shares (among other changes described in this section).
We last requested a share increase under the Plan in 2023, when we forecasted that the additional shares we were then seeking would be sufficient to cover our equity compensation program needs for two years, until 2025. We also noted that we anticipated seeking stockholder approval for an additional share increase in 2025. Stockholder approval of the Plan will also extend the term of the Plan by an additional two (2) years, expiring in 2035 unless extended again.
Our continuing ability to offer equity incentive awards under the Plan is critical to our ability to execute on our long-term strategy, as it enables us to attract, motivate and retain qualified personnel in the highly competitive market for employee talent in which we operate. Since our last share request, we have been executing on our business strategy, as discussed above under “Compensation Discussion and Analysis—Executive Summary—Business Highlights” and “—Financial Highlights.”
In determining the size of the requested share increase under the Plan, our Board and CHCC worked with management and eBay’s independent compensation consultant to evaluate a number of factors, including our corporate and talent strategies, compensation benchmarking, our recent and projected share usage, share usage at companies in our compensation peer group, total potential dilution level, our share repurchase program and its impact on dilution, and criteria expected to be utilized by institutional investors and proxy advisory firms in evaluating our Plan proposal.
Our Board and CHCC believe that approving an additional 20 million Shares for issuance under the Plan is appropriate and in the best interests of the Company and its stockholders given our current expectations on hiring, the highly competitive environment in which we recruit and retain employees and our projected share usage.
Based on current forecasts, we anticipate that the additional shares we are seeking will cover our equity compensation program needs for approximately the next two years, until 2027, at which time we anticipate seeking stockholder approval for an additional share increase. The Board has approved the amendment and restatement of the Plan, subject to stockholder approval, and the Board recommends that stockholders vote in favor of this proposal at the Annual Meeting.

2025 Proxy Statement   75
Why the Board Supports this Proposal
In supporting our proposed amendment and restatement of the Plan, our Board focused on the key factors summarized below:
Talent Retention and Execution of Strategy	Thoughtful Equity Management

•
Competition for talent in the technology industry is highly competitive. Equity Compensation helps us attract, retain and motivate the employees who are essential for eBay to execute on its long-term business strategy and align their interests with eBay’s long-term success.

•
We use equity compensation across the majority of our employee base and not just for our NEOs. In 2024, approximately 93% of the shares we granted under our Plan were awarded to non-NEOs, and each year we typically grant awards to approximately two-thirds of all of our employees.

•
Each year we carefully review our equity usage and projections and aim to strike an appropriate balance between market competitiveness, affordability and dilution, including an intentional reduction in our equity spend in 2024. We have accounted for our stock price performance when making projections, which includes benefiting from a greater than 45% stock price increase as of April 1, 2025 since our last request two years ago.

•
Our current share request is projected to support our equity compensation program for the next two years based on current forecasts.

Impact of Repurchase Program	Plan and Practices Align with Stockholders’ Interests

•
Over the last three fiscal years ended at year-end 2024, we returned approximately $7.7 billion to stockholders through our share repurchase program, and $3.3 billion of authorization remains available under that program as of year-end 2024.

•
Our share repurchases during that period caused our shares outstanding to be reduced by approximately 20% as of year-end 2024, which in turn elevated our three-year average gross burn rate from 2.3% to 2.7%.

•
Our share repurchases led to a significant reduction in shares outstanding, which impacts our overhang. Without our share repurchases since January 1, 2022, our overhang would be lowered from 11.8% to 8.9% as of April 1, 2025, despite our significant stock price increase in recent years.

•
Our long-term equity incentives for NEOs are comprised of predominantly performance-based awards (60% of target equity value granted in 2024 was performance based).

•
No “evergreen” provision

•
No repricing or granting of discounted stock options or stock appreciation rights

•
No share counting ratio

•
No dividends or dividend equivalents prior to vesting

•
Performance-based awards vest at target level performance in the event of a change in control where the acquirer does not assume or replace the awards, unless stated otherwise in a grant award.

For more information about these important points of focus for our Board, see below.
•
Long-Term Equity is a Key Component of Our Broad-Based Compensation Program, which is Essential for Executing Our Business Strategy.

Since our last share request, we have been executing on our business strategy, as discussed above under “Compensation Discussion and Analysis—Executive Summary—Business Highlights” and “—Financial Highlights.” Our ability to attract and retain the talent we need to deliver on our business strategy continues to be an important factor in our success.
Equity compensation is an integral component of employee compensation in our industry, not only for our executive officers but also for a wide cross-section of our employee population. In 2024, approximately 93% of the Shares that we granted under our Plan were awarded to non-NEOs, and each year we typically grant awards to approximately two-thirds of all of our employees. As of April 1, 2025, approximately 7,300 of our 11,500 employees globally held outstanding equity awards. As a result, our employees’ interests are aligned with stockholders’ interests.
At the same time, the technology industry is a highly competitive industry with an active and mobile talent pool. If we reduce our use of equity awards, to compete effectively for talent we would be compelled to significantly increase cash compensation. This would reduce the cash otherwise available for operations and investment in our business. Cash compensation would also fail to provide long-term retention and would fail to align employees’ interests with stockholders’ interests as well as our equity compensation program. Without the ability to offer equity compensation at competitive levels, we risk losing the critical talent we rely on to achieve our long-term business goals.
•
We Manage Our Equity Incentive Program Thoughtfully.

We manage our long-term stockholder dilution by limiting the number and size of equity awards granted annually to what we believe is appropriate and necessary to attract, reward and retain employees. Each year we carefully review our equity usage and projections and aim to strike an appropriate balance between market competitiveness, affordability and dilution, including an intentional reduction in our equity spend in 2024. Through our actions, we demonstrate our continued focus on prudent equity management. We have also benefited from a significant increase in our stock price, up more than 45% as of April 1, 2025 since our last share request two years ago.

76   2025 Proxy Statement
We focus on proactively managing our equity spend, and we are also mindful of the ratio of our stock-based compensation expense to our revenues over time. We last requested a share increase under the Plan in 2023, when we anticipated that we would seek additional shares in 2025 at the Annual Meeting. Our strategies and stock price increase have resulted in lower share usage in 2024 than initially projected and, because of this, we are requesting a smaller number of additional shares in 2025. We believe this smaller request in 2025 will support our equity compensation programs for the next two years through 2027 (based on current forecasts).
•
Our Share Repurchase Strategy Returns Value to Stockholders and Offsets Plan Dilution, But It Also Impacts Our Overhang and Burn Rate.

eBay has a long-standing commitment to disciplined capital allocation. Share repurchases are a core component of our capital allocation framework, and in recent years we have returned significant value to stockholders through share repurchases, while also offsetting dilution from our Plan.
Over the past three fiscal years, we have returned a total of approximately $7.7 billion to our stockholders via our share repurchase program in addition to increasing our quarterly cash dividend in each of the past three years. As of year-end 2024, $3.3 billion of authorization remains available under our share repurchase program. We expect share repurchases to remain a core component of our capital allocation priorities for the foreseeable future. Our share repurchase program has the positive effect of reducing our shares outstanding, but a byproduct of this is an increase to our burn rate and share overhang. For example, our repurchases during the past three fiscal years have led to a 0.4 percentage point increase in our three-year average gross burn rate as of year-end 2024. Similarly, our repurchases during that time and through April 1, 2025 have elevated our share overhang as of that date by 2.9 percentage points. Our Board believes that these impacts are more than offset by the significant stockholder value produced by the program. When evaluating our burn rate and overhang, our Board believes that stockholders should take into account the value returned through our share repurchase program, which we believe is supported by our stockholders.
•
Our Plan Features and Company Practices Reflect Best Practices from a Governance and Stockholder Perspective.

Our long-term equity incentives include our PBRSU and RSU programs, which align executives’ incentives with the long-term interests of our stockholders. Our executive compensation program is heavily weighted towards long-term equity incentives. In 2024, our equity grants for executive officers were structured so that, taking into account the full performance vesting periods, 60% of the target equity value is comprised of PBRSUs and 40% is comprised of time-based RSUs.
Our Plan features and other Company practices include:
•
No Evergreen Increase Feature.

•
No Discounted Options.

•
No Liberal Share Recycling.

•
No Excise Tax Gross-Ups.

•
No Repricing Without Stockholder Approval.

•
Participant and Director Grant Size Limits. The maximum number of shares of our common stock that may be subject to one or more awards granted to any one participant pursuant to the Plan during any calendar year is two million shares. The aggregate amount of awards that may be granted annually to non-employee directors, other than awards granted in lieu of cash retainers, is limited to $600,000, except that this limit is multiplied by two in the year the non-employee director’s service on the Board commences. This annual limit may not be changed without stockholder approval.

•
No Single Trigger Vesting Provisions for Awards. The Plan provides for the acceleration of vesting of awards granted under the plans upon a change in control for time-based vesting awards only if the acquiring entity does not agree to convert, assume, or replace the awards. These provisions generally apply to all holders of awards under the equity incentive plans and are not considered to provide for a “single-trigger” benefit.

•
Performance-Based Vesting Awards Generally Vest at Target Level upon Change in Control. Upon a change in control, if the acquiring entity does not agree to convert, assume or replace the awards, outstanding PBRSUs and PBSOs under the Plan are deemed earned at the target number of shares subject to such awards for performance periods for which achievement has not yet been determined. PBSOs are deemed earned at the greater of the target number of options and the number of options earned based on actual performance with respect to any completed annual performance period. Following the amendment and restatement of the Plan, in cases where an award is subject to the satisfaction of performance goals at the time of a change in control, such award will be considered converted, assumed or replaced if the award is converted assuming achievement of the performance goals at target level or as otherwise provided in the applicable award agreement.

•
Minimum Vesting Limitations. Subject to the acceleration of vesting as permitted under the terms of the Plan or the applicable award agreement, awards granted to employees or consultants will vest on one or more vesting dates over a period of at least one year, except that awards that result in the issuance to one or more participants of up to 5% of the aggregate number of shares available under the Plan may be granted without regard to this minimum vesting requirement.

2025 Proxy Statement   77
•
Limitations on Dividend Equivalents. Dividend equivalents that accrue with respect to an award are not be payable prior to the date the award vests. To the extent Shares subject to an award are subject to performance-based vesting conditions, any dividends or dividend equivalents relating to such shares are subject to the same performance-based vesting conditions.

•
Clawback Policies. All awards under the Plan are subject to “clawback” requirements aligned with our regulatory framework.

•
Stock Retention Guidelines. Executive officers have stock retention guidelines that align their interests with stockholders and require them to retain a number of shares valued at three (3) times their base salary (and six (6) times for the CEO).

Equity Awards Outstanding and Shares Available for Grant
The following table sets forth information regarding our outstanding equity awards as of April 1, 2025 under our Plan. No warrants are outstanding under our Plan.
PLAN CATEGORY	OUTSTANDING (IN MILLIONS)	WEIGHTED AVERAGE EXERCISE PRICE	WEIGHTED AVERAGE REMAINING TERM
Stock Options(1)	1.5	$49.41	6.82
All Other Equity Awards(2)	28.2	N/A	N/A
Shares Subject to Outstanding Equity Awards	29.7
Shares Available for Grant Under the Plan (not subject to outstanding equity awards)	25.6
Shares of Common Stock Outstanding	463.5

(1)
Represents grants of PBSOs, including the then-current share counting ratio of 0.5587 shares for each share subject to such awards, which were all granted prior to June 2023, at which time we eliminated this share counting ratio from our Plan for any future awards.

(2)
Represents grants of RSUs, PBRSUs (at target achievement level) and deferred stock units (“DSUs”). Excludes grants of PBSOs.

Share Overhang Including Shares Requested
As of April 1, 2025, our overhang, calculated as the number of shares subject to equity awards outstanding but not vested (and, in the case of options, not exercised), plus the number of shares available to be granted, divided by the total number of shares of common stock outstanding as of April 1, 2025, was 11.8%. If we include the additional 20 million available shares contemplated by the amendment and restatement of the Plan in this calculation, the overhang from outstanding and available awards as a percentage of common stock outstanding would be 16.1% as of April 1, 2025.
As discussed above, a byproduct of our share repurchases reducing our outstanding share count is an increase to our share overhang. For example, without our share repurchase activity since January 1, 2022, our overhang as of April 1, 2025 would be 8.9%, or 2.9 percentage points lower than with such share repurchase activity. If we include the additional 20 million available shares contemplated by the amendment and restatement of the Plan in this calculation, without our share repurchase activity since January 1, 2022, our overhang from outstanding and available awards as a percentage of common stock outstanding would be 12.1%, or 4.0 percentage points lower than with such share repurchase activity.
Historical Burn Rate and Overhang
The following table sets forth information regarding our burn rate for 2022-2024 and our overhang at fiscal year-end for each of those periods.
SHARES IN EQUITY COMPENSATION PLANS (IN MILLIONS EXCEPT FOR PERCENTAGES)	2022	2023	2024	THREE-YEAR AVERAGE
Stock Options Granted(1)	0.95	1.15	—	0.70
All Other Equity Awards Granted (Includes Assumed Awards)(2)	14.79	16.38	11.62	14.26
Total Number of Shares Cancelled	4.28	2.46	4.01	3.58
Stock Options Outstanding at Fiscal Year End	0.82	1.97	1.72	1.50
All Other Equity Awards Outstanding at Fiscal Year End(3)	21.42	23.99	21.25	22.22
Weighted Average Common Shares Outstanding	557.85	529.58	495.45	527.63
Gross Burn Rate(4)	2.8%	3.1%	2.3%	2.7%
Net Burn Rate(5)	2.0%	2.6%	1.5%	2.1%
Overhang from Outstanding Awards at Fiscal Year End(6)	4.0%	4.9%	4.6%	4.5%
Overhang from Outstanding Awards and Available Shares at Fiscal Year End(7)	8.8%	12.8%	11.6%	11.1%
Overhang from Outstanding Awards at Fiscal Year End, adjusted for Share Repurchase Program(8)	3.7%	4.3%	3.7%	3.9%
Overhang from Outstanding Awards and Available Shares at Fiscal Year End, adjusted for Share Repurchase Program(9)	8.2%	11.2%	9.3%	9.5%

78   2025 Proxy Statement
(1)
Represents PBSOs, including the then-current share counting ratio of 0.5587 shares for each share subject to such awards, which was eliminated from our Plan in June 2023 for any future awards.

(2)
Represents grants of RSUs, PBRSUs (at target achievement level) and DSUs. Excludes grants of PBSOs.

(3)
Represents outstanding RSUs, PBRSUs (at target achievement level), DSUs and, for 2022, Mr. Iannone’s 2020 new-hire TSR performance share units (at target achievement level).

(4)
Represents the number of stock options and all other equity award shares granted in the applicable year, divided by the weighted average common shares outstanding.

(5)
Represents the number of stock options and all other equity award shares granted in the applicable year, minus the total number of shares cancelled in the applicable year, divided by the weighted average common shares outstanding.

(6)
Represents the number of stock options and all other equity awards granted and outstanding at fiscal year-end, divided by the weighted average common shares outstanding.

(7)
Represents the number of stock options and all other equity awards granted and outstanding at fiscal year-end, plus the number of shares available for grant, divided by the weighted average common shares outstanding.

(8)
Represents the number of stock options and all other equity awards granted and outstanding at fiscal year-end, divided by the weighted average common shares outstanding excluding the impact of share repurchases during the 2022-2024 period.

(9)
Represents the number of stock options and all other equity awards granted and outstanding at fiscal year-end, plus the number of shares available for grant, divided by the weighted average common shares outstanding excluding the impact of share repurchases during the 2022-2024 period.

Summary of Plan Terms
The following is a summary of the key provisions of the Plan, as amended and restated subject to stockholder approval. This summary is qualified in its entirety by reference to the full text of the proposed amended and restated Plan, which is attached to this proxy statement as Appendix A.
Administration
The CHCC has the exclusive authority to administer the Plan, including the power to determine eligibility, the types and sizes of awards, the price and timing of awards, the acceleration or waiver of any vesting restriction, and the authority to delegate such administrative responsibilities.
The CHCC may delegate to a committee of one or more of our directors or one or more of our officers the authority to grant or amend awards to participants other than our senior executives who are subject to Section 16 of the Exchange Act. Pursuant to this provision, our CHCC’s current practice is to delegate to our Chief Executive Officer the authority to determine and make most of the individual grants to our employees below the level of Senior Vice President within guidelines approved by the CHCC. Unless otherwise determined by the Board, the CHCC shall consist solely of two or more members of the Board, each of whom is a non-employee director, and an “independent director” under the rules of Nasdaq (or other principal securities market on which shares of our common stock are traded).
Eligibility
Employees of the Company and its subsidiaries and affiliates as determined by the CHCC, all non-employee members of our Board, and consultants are eligible to participate in the Plan. As of April 1, 2025, the closing price of our common stock on Nasdaq was $67.80 per share.
Limitation on Awards and Shares Available
An aggregate of 263.3 million shares of common stock are currently authorized for issuance pursuant to the Plan, of which approximately 25.6 million shares remain eligible for future issuance as of April 1, 2025 (which will be reduced due to regular course grants by the upcoming Annual Meeting). Subject to stockholder approval of the proposed amendment and restatement of the Plan, an aggregate of 283.3 million shares of common stock will be authorized for issuance pursuant to the Plan. The shares of common stock covered by the Plan may be treasury shares, authorized but unissued shares, or shares purchased in the open market.
To the extent an award granted under the Plan terminates, expires, or lapses for any reason or is settled in cash without delivery of shares to the participant, any shares subject to that award may be used again for new grants under the Plan, pursuant to the terms of the Plan. However, any shares that are tendered or withheld to satisfy the grant, exercise price, or tax withholding obligation pursuant to any award may not be used again for new grants under the Plan. Additionally, shares repurchased by us using option exercise proceeds will not increase the number of shares of stock available for issuance under the Plan and SARs payable in shares shall reduce the number of shares that may be issued under the Plan by the gross number of shares subject to the SAR (or the portion thereof being exercised), not the net number of shares issued upon exercise of the SAR.
To the extent permitted by applicable law or any exchange rule, shares issued in the assumption of, or in the substitution for, any outstanding awards of any entity acquired in any form of combination by us or any of our subsidiaries or affiliates will not be counted against shares available for issuance under the Plan. The payment of cash dividend equivalents in conjunction with outstanding awards will not be counted against the shares available for issuance under the Plan.
The maximum number of shares of our common stock that may be subject to one or more awards granted to any one participant pursuant to the Plan during any calendar year is two million shares. The aggregate amount of awards that may be granted annually to non-employee

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directors, other than awards granted in lieu of cash retainers, is limited to $600,000, except that this limit is multiplied by two in the year the non-employee director’s service on the Board commences. This annual limit may not be changed without stockholder approval.
Awards
The Plan provides for the grant of incentive stock options, nonqualified stock options, restricted stock, RSUs, PBRSUs, stock appreciation rights, performance shares, performance stock units, dividend equivalents, stock payments, DSUs, other stock-based awards, and performance-bonus awards. See the description under “—Prior Grants Under the Plan” below and the “2024 Summary Compensation” table and “2024 Grants of Plan-Based Awards” table above for information on prior awards to our named executive officers identified in those tables.
Stock Options. Stock options, including incentive stock options (as defined under Section 422 of the Code) and nonqualified stock options, may be granted pursuant to the Plan. The option exercise price of all stock options granted pursuant to the Plan will not be less than 100% of the fair market value of our common stock on the date of grant. Stock options may be exercised as determined by the CHCC, but in no event may a stock option have a term extending beyond ten years from the date of grant.
Incentive stock options granted to any person who owns, as of the date of grant, stock possessing more than ten percent of the total combined voting power of all classes of our stock, however, shall have an exercise price that is not less than 110% of the fair market value of the common stock on the date of grant and may not have a term extending beyond the fifth anniversary of the date of grant. The aggregate fair market value of the shares with respect to which options intended to be incentive stock options are exercisable for the first time by an employee in any calendar year may not exceed $100,000, or such other amount as the Code provides.
The CHCC determines the methods by which an option holder may pay the exercise price of an option or the related taxes, including, without limitation: (1) cash, (2) shares of common stock (including, in the case of payment of the exercise price of an award, shares of stock issuable pursuant to the exercise of the award) having a fair market value on the date of delivery equal to the aggregate payments required, or (3) other property acceptable to the CHCC (including through the delivery of a notice that the award holder has placed a market sell order with a broker with respect to shares of common stock then issuable upon exercise or vesting of an award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to us in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to us upon settlement of that sale). However, no participant who is a member of the Board or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act will be permitted to pay the exercise price of an option in any method which would violate the prohibitions on loans made or arranged by us as set forth in Section 13(k) of the Exchange Act.
Time-Based Restricted Stock Units. RSUs may be granted pursuant to the Plan. An RSU award provides for the issuance of common stock at a future date subject to continuing employment as set forth in the applicable award agreement. The vesting and maturity dates will be established at the time of grant and may provide for the deferral of receipt of the common stock beyond the vesting date. On the maturity date, we will transfer to the participant one unrestricted, fully transferable share of common stock for each RSU scheduled to be paid out on such date and not previously forfeited (subject to applicable tax withholding requirements).
Performance-Based Restricted Stock Units. PBRSUs may be granted pursuant to the Plan. A PBRSU award provides for the issuance of common stock at a future date upon the satisfaction of specific performance conditions as set forth in the applicable award agreement. The vesting and maturity dates will be established at the time of grant and may provide for the deferral of receipt of the common stock beyond the vesting date. On the maturity date, we will transfer to the participant one unrestricted, fully transferable share of common stock for each PBRSU scheduled to be paid out on such date and not previously forfeited (subject to applicable tax withholding requirements).
Restricted Stock. Restricted stock may be granted pursuant to the Plan. A restricted stock award is the grant of shares of common stock at a price determined by the CHCC (including zero), that is nontransferable and may be subject to substantial risk of forfeiture until specific conditions are met. Conditions may be based on continuing employment or achieving performance goals. During the period of restriction, participants holding shares of restricted stock may have full voting and dividend rights with respect to such shares. The restrictions will lapse in accordance with a schedule or other conditions determined by the CHCC.
Additional Awards. The other types of equity awards that may be granted under the Plan include performance share units, performance shares, DSUs, dividend equivalents, stock appreciation rights (with a term of up to ten years from the date of grant), and other stock-based awards.
Performance-Based Awards. Under the Plan, performance-based awards may be either equity awards or performance-based cash awards. Participants are entitled to receive payment for a performance-based award for any given performance period only to the extent that performance goals set by the CHCC for the period are satisfied.
These performance goals may be based on one or more of the following types of performance criteria, or such other criteria as the CHCC may select:
•
volume criteria (including trading volume, gross merchandise volume, and total payment volume)

•
users

•
revenue

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•
income criteria (including operating income, EBITDA, net earnings (either before or after interest, taxes, depreciation, and amortization), net income (either before or after taxes), earnings per share, and earnings using a non-GAAP measurement)

•
multiples of price-to-earnings

•
multiples of price-to-earnings to growth

•
return criteria (including return on net assets, return on gross assets, return on equity, return on invested capital, stock price appreciation, and total shareholder return)

•
stock price

•
margin criteria (including net margins and operating margins)

•
economic profit

•
employee productivity

•
customer satisfaction metrics

•
market share

•
employee engagement/satisfaction metrics

Any of the above criteria may be measured with respect to us, or any subsidiary, affiliate, or other business unit of ours, either in absolute terms, terms of growth, or as compared to any incremental increase, as compared to results of a peer group and either in accordance with, or not in accordance with, GAAP. The CHCC defines in an objective fashion the manner of calculating the performance criteria it selects to use for such awards. With regard to a particular performance period, the CHCC will have the discretion to select the length of the performance period, the type of performance-based awards to be granted, and the goals that will be used to measure the performance for the period. Unless otherwise provided in an award agreement, a participant will have to be employed by or providing services to the Company on the date the performance-based award is paid to be eligible for a performance-based award for any period.
Performance-based cash awards are payable upon the attainment of performance goals based on established performance criteria. The goals are established and evaluated by the CHCC and may relate to performance over any periods as determined by the CHCC.
Prohibition on Repricing
The CHCC will not, without stockholder approval, authorize the amendment of any outstanding award to reduce its purchase price per share, the replacement or substitution of any award for an award having a lesser purchase price per share, or an offer to purchase any previously granted option or stock appreciation right for a payment in cash.
Vesting Limitations on Awards
Subject to the acceleration of vesting as permitted under the terms of the Plan or the applicable award agreement, including upon a change in control, any awards that are granted to employees or consultants will become vested on one or more vesting dates over a period of at least one year, except that awards that result in the issuance to one or more participants of up to 5% of the aggregate number of shares available under the Plan, as of the date of the amendment and restatement of the Plan, may be granted without regard to this minimum vesting requirement.
Adjustment Provisions
Certain transactions with our stockholders not involving our receipt of consideration, such as a stock split, spin-off, stock dividend, or certain recapitalizations, may affect the share price of our common stock (which transactions are referred to collectively as “equity restructurings”). In the event that an equity restructuring occurs, the Board will equitably adjust the class of shares issuable and the maximum number of shares of our stock subject to the Plan, as well as the maximum number of shares that may be issued to an employee during any calendar year, and will equitably adjust outstanding awards as to the class, number of shares, and price per share of our stock. Other types of transactions may also affect our common stock, such as a dividend or other distribution, reorganization, merger, or other changes in our corporate structure. In the event that there is such a transaction, which is not an equity restructuring, and the Board determines that an adjustment to the Plan and any outstanding awards would be appropriate to prevent any dilution or enlargement of benefits under the Plan, the Board will equitably adjust the Plan as to the class of shares issuable and the maximum number of shares of our stock subject to the Plan, as well as the maximum number of shares that may be issued to an employee during any calendar year, and will adjust any outstanding awards as to the class, number of shares, and price per share of our stock in such manner as it may deem equitable.
Effect of Certain Corporate Transactions
Outstanding awards do not automatically terminate in the event of a change in control. A “change in control” generally means a transaction in which any person or group acquires more than 50% of our voting securities, a change in a majority of the Board over a two-year period that is not approved by at least two-thirds of the incumbent Board members, a sale or other disposition of all or substantially all of our assets,

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a merger or consolidation in which we are not the surviving corporation, or a reverse merger in which we are the surviving corporation but the shares of our stock outstanding immediately preceding the merger are converted by virtue of the merger into other property or a liquidation or dissolution of the Company.
In the event of a change in control, unless otherwise provided in the applicable award agreement evidencing the Award, any surviving corporation or acquiring corporation may assume or continue outstanding awards or substitute similar awards. If awards are neither converted, assumed nor replaced by the successor entity, then with respect to awards held by participants whose service has not terminated, the vesting of such awards (and, if applicable, the time during which such awards may be exercised) will be accelerated in full and all forfeiture restrictions on such awards shall lapse, and awards subject to performance-based vesting conditions granted following the amendment and restatement of the Plan will vest at target level performance, unless otherwise set forth in the applicable award agreement evidencing the Award. Following the amendment and restatement of the Plan, in cases where an award is subject to the satisfaction of performance goals (or other performance-based targets established by the CHCC) at the time of a change in control, such award will be considered converted, assumed or replaced if, following the change in control, the award is converted assuming achievement of the performance goals at target level or as otherwise provided in the applicable award agreement.
Currently, outstanding PBRSUs and PBSOs under the Plan are deemed earned at the target number of shares subject to such awards for performance periods for which achievement has not yet been determined, and PBSOs are deemed earned at the greater of the target number of options and the number of options earned based on actual performance with respect to any completed annual performance period in the event of a change in control.
Amendment and Termination
The CHCC, subject to approval of the Board, may terminate, amend, or modify the Plan at any time; however, stockholder approval will be obtained for any amendment (1) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, (2) to increase the number of shares available under the Plan, (3) to permit the CHCC or the Board to grant options with a price below fair market value on the date of grant, or (4) to extend the exercise period for an option or stock appreciation right beyond ten years from the date of grant. In addition, absent stockholder approval, no award may be amended to reduce the per share exercise price of the shares subject to such award below the per share exercise price as of the date the award was granted and, except to the extent permitted by the Plan in connection with certain changes in capital structure, no award may be granted in exchange for, or in connection with, the cancellation or surrender of an award having a higher per share exercise price.
In no event may an award be granted pursuant to the Plan on or after the tenth anniversary of the date the stockholders approve the amended and restated Plan.
U.S. Federal Income Tax Consequences
The following is a general summary under current law of the material federal income tax consequences to participants in the Plan. This summary deals with the general tax principles that apply and is provided only for general information. Certain types of taxes, such as state and local income taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant to a participant in light of their personal investment circumstances. This summarized tax information is not tax advice.
With respect to nonqualified stock options, we are generally entitled to deduct and the optionee recognizes taxable income in an amount equal to the excess of the fair market value of the purchased shares at the time of exercise over the option exercise price. A participant receiving incentive stock options will not recognize taxable income upon grant or at the time of exercise. However, the excess of the fair market value of the common stock received over the option price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and we will not be entitled to any deduction. If the holding period requirements are not met, the incentive stock option will be treated as one that does not meet the requirements of the Code for incentive stock options, and in the year of the disposition the participant will recognize compensation taxable as ordinary income in an amount equal to the lesser of (1) the actual gain realized upon the disposition (i.e., the sale price minus the exercise price) or (2) the fair market value of the shares on the date of exercise over the exercise price, and we generally will be entitled to a corresponding deduction.
The current U.S. federal income tax consequences of other awards authorized under the Plan generally follow certain basic patterns: stock appreciation rights are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value of the shares over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); and RSUs, stock-based performance awards, dividend equivalents and other types of awards are generally subject to tax at the time of payment. Compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, we will generally have a corresponding deduction at the time the participant recognizes income, subject to Section 162(m) of the Code with respect to covered employees.
Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to

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awards under the Plan, when combined with all other types of compensation received by a covered employee from us, may cause this limitation to be exceeded in any particular year.
Section 409A of the Code generally provides that any deferred compensation arrangement must satisfy specific requirements, both in operation and in form, regarding (1) the timing of payment, (2) the advance election of deferrals, and (3) restrictions on the acceleration of payment. Failure to comply with Section 409A may result in the early taxation (plus interest) to the participant of deferred compensation and the imposition of a 20% penalty on the participant on such deferred amounts included in the participant’s income. We intend to structure awards under the Plan in a manner that is designed to be exempt from, or to comply with, Section 409A.
Section 457A of the Code has significantly changed the rules applicable to deferred compensation paid to U.S. persons by certain foreign corporations and other entities. We expect that stock options, stock-settled stock appreciation rights, restricted stock and restricted stock units granted under the Plan will be exempt from Section 457A. However, stock appreciation rights that may be settled in cash may be subject to Section 457A, as well as cash awards or stock units that are not paid within one year after vesting. Section 457A requires that any compensation paid under a deferred compensation plan of a nonqualified entity must be included in the participant’s income at the time such amounts are no longer subject to a substantial risk of forfeiture. Therefore, stock appreciation rights that may be settled in cash as well as cash awards or stock units that are not paid within one year after vesting may result in income inclusion upon vesting, even though the participant has not exercised the stock appreciation right or received delivery of cash or shares of stock at that time. We currently intend to grant awards that are exempt from Section 457A.
The tax consequences for equity awards outside of the U.S. may differ from the U.S. federal income tax consequences described above.
New Plan Benefits
Awards are subject to the discretion of the CHCC, which typically approves annual grants on April 1st each year. The CHCC also makes off-cycle grants from time to time, including in connection with new hires and promotions. Therefore, other than the annual grant of RSUs to our non-employee directors expected to be made on the date of the Annual Meeting, under our director compensation program (the expected amounts of which are set forth in the table below for 2025), and certain awards identified below to be made in 2025 in connection with a new hire and a role expansion that were previously announced, it is not possible to determine the benefits that will be received in the future by participants in the Plan.
NAME OF INDIVIDUAL OR GROUP	DOLLAR VALUE OF RSUS AND PBRSUS ($)	NUMBER OF RSUS AND PBRSUS (#)
All current executive officers as a group(1)	—	—
All non-employee directors as a group	$2,600,000(2)	38,355(3)
All employees as a group (excluding executive officers)	$26,000,000(4)	—(5)

(1)
As awards are subject to the discretion of the CHCC, it is not possible to determine the benefits that will be received in the future by any of our named executive officers. Please see our “Compensation Discussion and Analysis” section above for a detailed description of our compensation practices with respect to our named executive officers

(2)
Under our director compensation policy, in 2025, on the date of the Annual Meeting, each of our non-employee directors (assuming they continue serving their directorship) is expected to receive an RSU grant with a grant date value of $250,000, except for the independent Chair of our Board, who is expected to receive an RSU grant with a grant date value of $350,000.

(3)
This is the estimated total number of 2025 RSUs to be granted to our non-employee directors (assuming our current non-employee directors continue serving their directorship) on the date of the Annual Meeting under the director compensation policy. Equity compensation for our non-employee directors is based on a specified grant date dollar value as described above under “Compensation of Directors.” We used the closing price of the Company’s common stock on April 1, 2025, or $67.80, to estimate the number of RSUs to be granted on the date of the Annual Meeting pursuant to the director compensation policy.

(4)
On April 30, 2025, the Company announced a new hire and certain role expansions effective in May 2025. In connection therewith, and pursuant to their offer letters, in 2025, Peggy Alford and Jordan Sweetnam will be awarded RSUs with a combined aggregate value of $13,400,000 and PBRSUs with a combined aggregate value of $12,600,000.

(5)
In accordance with the terms of their offer letters, the number of shares subject to each award to be granted to Ms. Alford and Mr. Sweetnam on the expected effective date of such award will be determined by dividing the dollar value of the award by the average of the closing prices of the Company’s common stock for the period of 10 consecutive trading days ending on (and including) the last trading day prior to the date of grant, rounded up to the nearest whole number of shares of Company common stock.

The Board recommends a vote FOR this proposal.

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Proposal 5: Stockholder Proposal
John Chevedden, a beneficial owner of 180 shares of eBay common stock, has advised the Company that he intends to present the following stockholder proposal at the 2025 Annual Meeting. Mr. Chevedden has indicated that he holds the requisite number of shares of eBay common stock in accordance with Rule 14a-8 requirements. eBay will provide the address of the proponent promptly upon a stockholder’s oral or written request.
The text of the stockholder proposal and supporting statement appear exactly as received by eBay unless otherwise noted. All statements contained in the stockholder proposal and supporting statement are the sole responsibility of the proponent. The stockholder proposal may contain assertions about the Company or other matters that we believe are incorrect, but we have not attempted to refute all of those assertions.
The stockholder proposal will be voted on at the 2025 Annual Meeting only if properly presented by or on behalf of the proponent.

Proposal 5—Proposal Topic that Won 47% EBAY Shareholder Support in 2023

Shareholders ask our board to take the steps necessary to amend the appropriate company governing documents to give the owners of a combined 10% of EBAY outstanding common stock the power to call a special shareholder meeting.
Currently it takes a theoretical 20% of all shares outstanding to call for a special shareholder meeting. However the face value of 20% is deceiving because there are factors than increase the 20% face value significantly.
This theoretical 20% of all shares outstanding translates into 25% of the shares that vote at EBAY annual meeting. It would be hopeless to think that EBAY shares, that do not have the time to vote, would have the time to go through the special procedural steps to call for a special shareholder meeting.
And it goes downhill from here. Shares that are not held net long are excluded. Thus shareholders who own 20% of EBAY stock, that equals 25% of the stock that votes at the EBAY annual meeting, could determine that they hold 30% of EBAY stock when shares owned other than net long are included.
A potential 30% stock ownership threshold to call for a special shareholder meeting is nothing for the EBAY Board to brag about.
Plus EBAY shareholders have no right to act by written consent. A large number of companies provide shareholders with the right to act by written consent and the right to call a special shareholder meeting.
The 10% figure is reasonable because some states require that 10% of shares have the right to call a special shareholder meeting.
Calling for a special shareholder meeting is hardly ever used by shareholders but the main point of the right to call for a special shareholder meeting is that it gives shareholders at least significant standing to engage effectively with management at a time when the Board needs to adopt new strategies.
Management will have an incentive to genuinely engage with shareholders, instead of stonewalling, if shareholders have a realistic Plan B option of calling a special shareholder meeting.
One can say that EBAY has been in a slump since 2021 when EBAY was at $76. In late 2024 EBAY was at only $63.
To guard against the EBAY Board of Directors becoming complacent during the curret EBAY stock price slump shareholders need the ability to call a special shareholder meeting to help the Board adopt new strategies when the need arises.
The 47% EBAY shareholder support for this proposal topic in 2023 would likely have exceeded 51% support if EBAY management had not gone to the corporate war chest and flooded shareholders with messages to vote against the 2023 proposal and, in a paradox of reasoning, vote against increasing their own rights as EBAY shareholders.
Please vote yes:
Proposal Topic that Won 47% EBAY Shareholder Support in 2023—Proposal 5

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Board Statement in Opposition
After careful consideration, including a review of market trends, the Board has determined that the action requested by the stockholder proposal is not in the best interests of eBay and its stockholders for the following reasons:
1.
Minority Stockholders Can Already Call a Special Meeting Today

eBay stockholders holding in the aggregate 20% or more of our outstanding shares of common stock already have the right to call a special meeting, which reflects current market practice. eBay’s 20% ownership threshold is the same as many other S&P 500 companies.
2.
Our 20% Threshold Allows Legitimate Proposals, While Protecting eBay From Generally Unsupported Proposals

Our current ownership threshold of 20% ensures that stockholders owning a reasonable minority of eBay’s outstanding shares of common stock can call special meetings. Lowering this threshold would make it easier for a small minority of stockholders to raise generally unsupported proposals that can waste significant corporate resources on matters that do not reflect the interests of eBay and its broader stockholder base and may not garner significant support.
In addition, our largest stockholder alone holds over 10% of our outstanding stock. Approval to lower the special meeting threshold to 10% would allow a single stockholder the ability to call a special meeting, even if the proposal were not in the best interests of the overwhelming majority of eBay stockholders.
3.
eBay Already Provides Effective Ways for Stockholders to Voice Their Opinions

eBay regularly solicits and evaluates stockholder feedback outside of the context of formal stockholder meetings through robust stockholder engagement throughout the year. This feedback helps guide decisions that prioritize the long-term interests of all stockholders. eBay also already has corporate governance practices in place that allow smaller stockholders to effectively voice their opinions without the expense and risk associated with a lower special meeting threshold. For example, eBay directors are elected annually by majority voting in uncontested elections, eBay provides market-standard proxy access and eligible stockholders are allowed to submit stockholder proposals.
4.
eBay Has a Robust Program of Stockholder Engagement and a Track Record of Listening to Stockholders

eBay engages with its stockholders throughout the year to make it easy for stockholders to provide feedback to management and our Board. Each year, we engage with many of our stockholders about important topics to be addressed at our annual meeting. For example, since January 2024, we have offered to meet on sustainability, governance, compensation, capital allocation and other matters with approximately 37 investors representing approximately 69% of our outstanding shares, which resulted in 11 conference calls or meetings with investors representing approximately 10% of our outstanding shares.
Stockholder feedback is thoughtfully considered and has led us to modify our governance practices, executive compensation program and make other changes in the past and we expect we will continue to do this in the future. For example, in recent years we have:
•
Enhanced incentive compensation program to include ESG goals and three-year performance periods

•
Reduced the stock ownership threshold for stockholders to request eBay to call a special meeting from 25 percent to 20 percent

•
Enhanced the Board’s oversight of eBay’s political spending governance

•
Made enhancements to our Human Rights Policy Statement

•
Set a 2045 net-zero carbon emissions target that has been recently validated by the Science Based Targets initiative

Our Board Believes That 20% Is the Right Threshold for Special Meetings
eBay permits stockholders holding in the aggregate 20% or more of our outstanding shares of common stock on a “net long” basis to call special meetings. The Board believes that the current special meeting threshold of 20% strikes the appropriate balance between providing existing stockholders with a meaningful right to call a special meeting, while protecting against the risk of a single stockholder, or small minority group of stockholders, unilaterally misusing eBay’s resources for potentially narrow or short-term interests that do not benefit the greater stockholder base. A single stockholder or minority group of stockholders has no duty to act in the best interests of eBay or other stockholders.
Special meetings require the expenditure of considerable time, effort and resources, including significant costs in legal and administrative fees, costs for preparing, printing and distributing materials and soliciting proxies, and the diversion of Board and management time away from running eBay’s business. Accordingly, special meetings should be limited to circumstances where stockholders holding a meaningful minority of eBay’s outstanding shares of common stock believe a matter is significantly urgent or extraordinary to justify considering such matters between annual meetings. By reducing the ownership threshold to 10%, a small minority of stockholders could use the special meeting mechanism to advance their own narrower agenda, without regard to the broader interests of eBay and our other stockholders.
As of December 2024, our largest stockholder alone holds more than 10% of our outstanding shares and two of our largest stockholders together hold more than 20% of our outstanding shares. Given this concentration, reducing the ownership threshold to 10% could enable more than one stockholder acting individually or a small minority of stockholders to aggregate their shares to call a special meeting in order to

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pursue narrow self-interests or agendas that are not widely viewed among our stockholder base as requiring immediate attention or that are not aligned with the long-term interests of the Company or our stockholders more broadly. This would permit a small number of stockholders to exercise a disproportionately large amount of influence over the Company’s matters.
eBay’s corporate governance policies and practices provide stockholders with numerous avenues to voice their opinions and encourage Board accountability and responsiveness to stockholder feedback. In addition to stockholders’ existing rights to call a special meeting and ability to nominate a director via proxy access, eBay has no supermajority voting provisions in its charter or bylaws, each director nominee is elected annually, a majority vote standard is applicable in uncontested director elections and the roles of Chair of the Board and CEO are separate, meaning that the Chair of the Board, as well as all the chairs of Board committees, are independent directors. Furthermore, the Company has demonstrated an ongoing commitment to Board refreshment and to having highly qualified, independent voices on the Board. Of the Board’s 10 independent directors, 6 have joined eBay since 2020.
eBay’s strong corporate governance policies include a robust stockholder engagement program. eBay leaders meet regularly with stockholders to discuss matters of importance to stockholders, including strategy, operational performance, environmental and governance matters, particularly human capital matters and business practices. eBay also meets with stockholders throughout the year to share perspectives on corporate governance, executive compensation and related matters. For additional information on eBay’s stockholder engagement program and actions it has taken in response to these discussions, please see “Corporate Governance—Board Oversight and Stockholder Engagement” above. As part of this engagement, eBay has historically heard from many of our largest stockholders expressing their support for the current special meeting threshold. However, eBay intends to continue monitoring developments on this topic as part of its consideration of broader governance issues, and we remain committed to fostering an open and honest dialogue with stockholder regarding our corporate governance policies and practices.
The Board believes that eBay’s strong governance practices and procedural safeguards for stockholders, including our commitment to a robust, ongoing dialogue with stockholders and our responsiveness to those discussions, provide stockholders with the significant ability to raise important matters with the Board and management in a manner tailored to eBay’s particular ownership composition without the potential expense and risk associated with a lower special meeting threshold.
The Board of Directors recommends a vote AGAINST this proposal.
Unless you specify otherwise, the Board intends the accompanying proxy to be voted against this item.

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Proposal 6: Stockholder Proposal
North Atlantic States Carpenters Pension Fund (the “Fund”), a beneficial owner of 10,700 shares of eBay common stock, has advised the Company that it intends to present the following stockholder proposal at the 2025 Annual Meeting. The Fund has indicated that it holds the requisite number of shares of eBay common stock in accordance with Rule 14a-8 requirements. eBay will provide the address of the proponent promptly upon a stockholder’s oral or written request.
The text of the stockholder proposal and supporting statement appear exactly as received by eBay unless otherwise noted. All statements contained in the stockholder proposal and supporting statement are the sole responsibility of the proponent. The stockholder proposal may contain assertions about the Company or other matters that we believe are incorrect, but we have not attempted to refute all of those assertions.
The stockholder proposal will be voted on at the 2025 Annual Meeting only if properly presented by or on behalf of the proponent.

Director Election Resignation Governance Policy Proposal:

Resolved: The shareholders of eBay, Inc. (“Company”) request that the Board adopt a new Director Election Resignation Governance Policy (“Resignation Policy”) provision in its corporate governance principles to address those situations when one or more incumbent Board nominees fail to receive the required majority vote for re-election. The Resignation Policy shall provide that each director upon joining the Board tender an irrevocable resignation conditioned on the director’s failure to receive the required majority vote support in an uncontested election. The Resignation Policy shall provide that the Board should accept a director’s tendered resignation absent its finding of a compelling reason or reasons to reject the resignation, as decided by the Board in the exercise of its business judgment. The Resignation Policy shall further stipulate that if the Board rejects a director’s resignation and the director remains on the Board as a “holdover” director but is not re-elected at the next annual meeting of shareholders, that such director’s second tendered resignation shall be effective ninety days after the vote certification.
Supporting Statement: The Resignation Policy sets a new demanding director resignation governance guideline to reflect shareholder voting sentiment in director elections. Delaware corporate law states that each director shall hold office until such director’s successor is elected and qualified or until such director’s earlier resignation or removal. An incumbent director who does not receive the required vote for election may continue to serve as a “holdover” director. The Company’s current resignation guideline requires incumbent directors to tender an irrevocable resignation conditioned on their failure to receive the requisite majority vote in an uncontested election. Directors on the Board’s Corporate Governance and Nominating Committee or other subset of directors will then review the tendered resignation and recommend to the Board whether to accept or reject it.
The proposed Resignation Guideline Policy sets a more demanding director resignation review process, requiring the Board to articulate a compelling reason or reasons when it rejects a tendered resignation, thus allowing an unelected director to continue to serve. Importantly, the Resignation Policy further establishes that if a “holdover” director again fails to be re-elected at the next annual meeting of shareholders, the new resignation is effective ninety days following the election vote certification. While the Guideline Resignation Policy provides the Board latitude to reject the first resignation of an incumbent director who does not receive majority vote support, it honors the shareholder vote as the final word on a “holdover” director’s second election defeat.
Shareholder director election voting rights under Delaware corporate law are foundational rights in the governance of corporations. The majority vote director election standard adopted by the Company gives shareholders voting rights that have legal effect. It is important that corporate director resignation policies, guidelines and bylaws not undermine shareholder voting rights. The proposed Resignation Policy establishes shareholder voting in director elections as a more consequential governance right, striking a proper balance between board discretion and shareholder voting rights.

2025 Proxy Statement   87
Board Statement in Opposition
After careful consideration, including a review of market trends, the Board has determined that the action requested by the stockholder proposal is not in the best interests of eBay and its stockholders for the following reasons:
1.
eBay’s Existing Director Resignation Policy Is Robust and Consistent with Market Practice

eBay already has a robust director resignation policy in place for when a director fails to receive a majority vote, and our Board is given time to thoughtfully consider any tendered resignation. eBay’s current policy is consistent with market practice. In fact, eBay’s current practices align with approximately 85% of S&P 500 companies, as surveyed by FactSet.
2.
eBay’s Ten Non-Employee Directors Have Already Signed Irrevocable Resignation Letters

Each of eBay’s ten non-employee directors has already signed an irrevocable resignation letter, which ensures that our Board already has the ability to accept a tendered resignation by a “holdover” director.
3.
The Proposal Limits Board Decision-making Authority and the Exercise of Board Fiduciary Duties

Our Board already owes fiduciary duties to eBay and its stockholders. This proposal seeks to limit our Board’s authority to make business decisions about whether to accept or reject a director’s resignation by imposing a heightened “compelling reason” standard and creating situations where resignations must automatically be accepted. The “compelling reason” standard is vague, and it could prevent our Board from considering important factors that our Board believe to be in the best interest of our stockholders before making a decision to accept a resignation, including the factors set forth above in “The Nomination Process.” Because it is vague, imposing a “compelling reason” standard on our Board could also lead to future litigation, which could waste time, effort, resources, and money.
Our Board Believes that eBay’s Existing Director Resignation Practices Align the Best Interests of eBay and its Stockholders
The Board believes that eBay’s existing director resignation policy and related practices are aligned with the best interests of the Company and its stockholders. In accordance with its bylaws and Governance Guidelines, eBay expects a Board director nominee to tender their resignation to the Board if such director fails to receive the required number of votes for re-election. Further, when considering whether to nominate any incumbent director for re-election, the Board takes into account whether such director has tendered an irrevocable resignation prior to the relevant election that will be effective upon the failure of the director to receive the required number of votes for re-election and the Board’s acceptance of such irrevocable resignation in accordance with the bylaws.
Pursuant to our existing director resignation policy, if a director nominee fails to receive majority vote at an annual meeting, then the CGNC of the Board, or a committee consisting solely of independent directors, is responsible for determining whether to accept the resignation within 90 days from the date of the certification of the election results. In line with our commitment to transparency and accountability, the decision is then required to be publicly disclosed in a filing with the Securities and Exchange Commission.
If any resignation is rejected by the CGNC, then the nominee who is serving as a director will continue to serve on the Board as a “holdover director” until their successor is elected and qualified, until they are re-nominated after consideration by the CGNC or until their earlier death, resignation, retirement, or removal pursuant to our bylaws. This is consistent with Delaware law and aligns with the policies and practices of approximately 85% of S&P 500 companies, as surveyed by FactSet.
The Board believes that eBay’s current director resignation policy is aligned with the best interests of eBay and our stockholders as it promotes transparency and accountability and provides the CGNC with an appropriate amount of time to thoughtfully consider the tendered resignation and before exercising its discretion, consistent with the Board’s fiduciary duties to stockholders under Delaware law. The proposal improperly seeks to remove this key business decision from the purview of the Board by imposing a heightened “compelling reason” standard for the Board to reject a director’s resignation and triggering the automatic resignation of a “holdover” director that is not re-elected at the following annual meeting. This unduly restricts the Board’s decision-making authority and its exercise of its fiduciary duties to eBay and its stockholders under Delaware law.
Under the current policy, the CGNC will review factors it deems relevant in reaching its decision, which may include consideration of any stated reasons for “AGAINST” votes, whether the underlying cause or causes of the “AGAINST” votes have been cured or are curable, criteria considered by the CGNC in evaluating potential candidates for the Board, the contributions and length of service of such director to eBay, and such director’s stock ownership in eBay. A policy providing for the automatic resignation of directors may result in unintended negative consequences and would take away the Board’s opportunity for careful deliberation, which is important in maintaining a full and effective Board with directors that contribute valuable insight, perspective, and expertise. In addition, the “compelling reason” standard is both confusing and subjective as it is unclear how a “compelling reason” standard would apply under Delaware law. This ambiguity could potentially lead to future litigation against the Company, resulting in significant expenditures of time, effort, resources, and money.

88   2025 Proxy Statement
The Board believes that eBay’s current director resignation policy is effective by providing sufficient transparency and accountability while allowing the CGNC discretion to make decisions in the best interest of the Company and its stockholders. Further, eBay is committed to and has already established strong governance practices that address the proposal’s stated concerns and objectives and thereby render it unnecessary.
The Board of Directors recommends a vote AGAINST this proposal.
Unless you specify otherwise, the Board intends the accompanying proxy to be voted against this item.

2025 Proxy Statement   89
Equity Compensation Plan Information
The following table gives information about shares of our common stock that may be issued upon the exercise of options and rights under our equity compensation plans as of December 31, 2024. We refer to these plans and grants collectively as our Equity Compensation Plans.
PLAN CATEGORY	(a) NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS, AND RIGHTS	(b) WEIGHTED AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS, AND RIGHTS	(c) NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (a))
Equity compensation plans approved by security holders	24,881,460(1)	$49.4062(2)	60,119,373(3)
Equity compensation plans not approved by security holders	—	—	—
Total	24,881,460	$49.4062	60,119,373

(1)
Includes (a) 20,217,152 shares of our common stock issuable pursuant to RSUs under our Equity Incentive Award Plan, as amended and restated, or our Plan, (b) 1,518,118 shares of our common stock issuable pursuant to PBRSUs under our Plan, (c) 3,071,766 shares of our common stock issuable pursuant to PBSOs under our Plan, and (d) 74,424 shares of our common stock issuable pursuant to DSUs under our Plan. RSUs and DSUs, each represent an unfunded, unsecured right to receive shares of Company common stock (or, with respect to DSUs granted prior to August 1, 2013, the equivalent value thereof in cash or property). The value of RSUs and DSUs varies directly with the price of our common stock.

(2)
Does not include outstanding RSUs or DSUs, which have no exercise price.

(3)
Includes 25,850,455 shares of our common stock reserved for future issuance under our Employee Stock Purchase Plan as of December 31, 2024.

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information known to us with respect to beneficial ownership of our common stock as of April 15, 2025 by (1) each stockholder known to us to be the beneficial owner of more than 5% of our common stock, (2) each of our directors, (3) each of the executive officers named in the “2024 Summary Compensation Table” included above, and (4) all executive officers and directors as a group. Unless otherwise indicated below, the address for each of our executive officers and directors is c/o eBay Inc., 2025 Hamilton Avenue, San Jose, California 95125.
	SHARES BENEFICIALLY OWNED(1)
NAME OF BENEFICIAL OWNER	NUMBER	PERCENT
The Vanguard Group(2)	60,491,362	13.09%
BlackRock, Inc.(3)	43,874,025	9.50%
Ameriprise Financial, Inc.(4)	25,548,804	5.53%
State Street Corporation(5)	24,437,654	5.29%
Jamie Iannone(6)	1,351,473	*
Steve Priest(7)	368,236	*
Eddie Garcia(8)	303,968	*
Julie Loeger(9)	343,247	*
Samantha Wellington(10)	—	*
Marie Oh Huber(11)	89,300	*
Adriane M. Brown	35,314	*
Aparna Chennapragada	9,893	*
Logan D. Green	44,241	*
E. Carol Hayles	18,675	*
Shripriya Mahesh	6,903	*
William D. Nash	—	*
Paul S. Pressler	88,705	*
Zane Rowe	3,425	*
Mohak Shroff	18,602	*
Perry M. Traquina	79,029	*
All directors and executive officers as a group (16 persons)(12)	2,945,790	*

(*)
Less than one percent.

(1)
This table is based upon information supplied by officers, directors, and principal stockholders and any Schedules 13D and 13G filed with the SEC. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated in the footnotes to this table, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially

90   2025 Proxy Statement
owned, subject to community property laws where applicable. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of April 15, 2025 and RSUs that are scheduled to vest within 60 days of April 15, 2025 are deemed to be outstanding for the purpose of computing the percentage ownership of the person holding those options and RSUs but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The percentage of beneficial ownership is based on 461,978,236 shares of common stock outstanding as of April 15, 2025.
(2)
Based on a Schedule 13G/A filed with the SEC on November 12, 2024, reporting ownership as of September 30, 2024, the Vanguard Group and its affiliates and subsidiaries (collectively, “Vanguard”) have beneficial ownership of an aggregate of 60,491,362 shares of the Company’s common stock. Vanguard has shared power to vote 621,896 shares of the Company’s common stock, sole power to dispose of 58,192,049 shares of the Company’s common stock and shared power to dispose of 2,299,313 shares of the Company’s common stock. The address for The Vanguard Group is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(3)
Based on a Schedule 13G/A filed with the SEC on January 25, 2024, reporting ownership as of December 31, 2023, BlackRock, Inc., and its affiliates and subsidiaries (“BlackRock”) have beneficial ownership of an aggregate of 43,874,025 shares of the Company’s common stock. BlackRock has sole power to vote 37,869,343 shares of the Company’s common stock and sole power to dispose of 43,874,025 shares of the Company’s common stock. The address for BlackRock, Inc. is 50 Hudson Yards, New York, New York 10001.

(4)
Based on a Schedule 13G filed with the SEC on November 14, 2024, reporting ownership as of September 30, 2024, Ameriprise Financial, Inc., and its affiliates and subsidiaries (“Ameriprise”) have beneficial ownership of an aggregate of 25,548,804 shares of the Company’s common stock. Ameriprise has sole power to vote 0 shares of the Company’s common stock and sole power to dispose of 0 shares of the Company’s common stock. The address for Ameriprise is 145 Ameriprise Financial Center, Minneapolis, MN 55474.

(5)
Based on a Schedule 13G filed with the SEC on February 5, 2025, reporting ownership as of December 31, 2024, State Street Corporation, and its affiliates and subsidiaries (“State Street”) have beneficial ownership of an aggregate of 24,437,654 shares of the Company’s common stock. State Street has sole power to vote 0 shares of the Company’s common stock and sole power to dispose of 0 shares of the Company’s common stock. The address for Ameriprise is One Congress Street, Suite 1, Boston, MA 02114.

(6)
Mr. Iannone is our President and CEO. Includes 761,365 options exercisable within 60 days of April 15, 2025.

(7)
Mr. Priest is our SVP, Chief Financial Officer. Includes 301,989 options exercisable within 60 days of April 15, 2025.

(8)
Mr. Garcia is our SVP, Chief Product Officer. Includes 9,510 RSUs scheduled to vest and 237,393 options exercisable within 60 days of April 15, 2025.

(9)
Ms. Loeger is our SVP, Chief Growth Officer. Includes 219,965 options exercisable within 60 days of April 15, 2025.

(10)
Ms. Wellington is our SVP, Chief Legal Officer and Secretary.

(11)
Ms. Huber’s employment terminated on June 21, 2024.

(12)
Includes 9,510 RSUs scheduled to vest and 1,700,399 options exercisable within 60 days of April 15, 2025.

2025 Proxy Statement   91
Questions and Answers About the Proxy Materials and Our 2025 Annual Meeting
Why am I receiving these materials?
Our Board has made these proxy materials available to you in connection with the Board’s solicitation of proxies for use at our 2025 Annual Meeting, which will take place on Wednesday, June 25, 2025. Stockholders are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement. We mailed the Notice of Internet Availability of Proxy Materials (“Notice”) to our stockholders on or around April 30, 2025.
What information is contained in these materials?
The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our most highly paid executive officers and our directors, and certain other required information. Our 2024 Annual Report, which includes our audited consolidated financial statements, is also included with these proxy materials. If you received a paper copy of these materials, the proxy materials also included the accompanying proxy card or voting instruction form for the Annual Meeting. If you received the Notice instead of a paper copy of the proxy materials, voting instructions can be found in the Notice or below.
Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
We are distributing our proxy materials to certain stockholders over the Internet under the “notice and access” approach in accordance with SEC rules. As a result, we mailed to many of our stockholders the Notice instead of a paper copy of the proxy materials. All stockholders receiving the Notice will have the ability to access the proxy materials over the Internet and request to receive a copy of the proxy materials by mail or email. Instructions on how to access the proxy materials over the Internet or to request a paper or email copy may be found in the Notice. In addition, the Notice contains instructions on how you may request access to proxy materials in printed form by mail or email on an ongoing basis.
This approach conserves natural resources and reduces our printing and distribution costs, while providing a timely and convenient method of accessing the materials and voting.
What proposals will be voted on at the Annual Meeting? What are the Board’s voting recommendations?
The following chart describes the proposals to be considered at the Annual Meeting and the Board’s voting recommendations.
PROPOSAL(S)		THE BOARD’S VOTING RECOMMENDATION	PAGE REFERENCE (FOR MORE DETAIL)
1	Election of 11 directors named in this Proxy Statement	FOR each nominee named in this Proxy Statement	7
2	Ratification of Appointment of Independent Auditors	FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for our fiscal year ending December 31, 2025	34
3	Advisory Vote to Approve Named Executive Officer Compensation	FOR the approval, on an advisory basis, of the compensation of our named executive officers	39
4	Approval of the Amendment and Restatement of the eBay Equity Incentive Award Plan	FOR the approval of the amendment and restatement of the eBay Equity Incentive Award Plan	74
5	Stockholder Proposal, if properly presented	AGAINST the proposal regarding the special stockholder meeting threshold	83
6	Stockholder Proposal, if properly presented	AGAINST the proposal regarding the director resignation policy	86

92   2025 Proxy Statement
At the time the Notice was mailed, our management and the Board were not aware of any other matters to be properly presented at the Annual Meeting other than those set forth in this Proxy Statement and in the Notice.
How many shares are entitled to vote?
Each share of eBay common stock outstanding as of the close of business on April 28, 2025, the record date, is entitled to one vote at the Annual Meeting. At the close of business on April 28, 2025, 460,843,591 shares of eBay common stock were outstanding and entitled to vote. You may vote all of the shares owned by you as of the close of business on the record date of April 28, 2025, and you are entitled to cast one vote per share of common stock held by you on the record date. These shares include shares that are (1) held of record directly in your name, including shares purchased or acquired through eBay’s equity incentive plans and (2) held for you as the beneficial owner through a broker, bank, or other nominee.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Most stockholders of eBay hold their shares beneficially through a broker, bank, or other nominee rather than directly in their own name. There are some distinctions between shares held of record and shares owned beneficially, specifically:
•
Shares held of record. If your shares are registered directly in your name with eBay’s transfer agent, Computershare Shareowner Services LLC, you are considered the stockholder of record with respect to those shares, and the Notice was sent directly to you by eBay. As a stockholder of record, you have the right to grant your voting proxy directly to eBay or to vote at the Annual Meeting. If you do not wish to grant your voting proxy directly to eBay or to vote at the Annual Meeting, you may submit voting instructions via the Internet or by telephone by following the instructions on the Notice, and as described below under “How can I vote my shares without attending the Annual Meeting?” If you requested printed copies of the proxy materials, eBay has sent you a proxy card for you to use to direct the proxyholders regarding how to vote your shares.

•
Shares owned beneficially. If your shares are held in a brokerage account or by a broker, bank, or other nominee, you are considered the beneficial owner of shares held in street name, and the Notice was forwarded to you by your broker, bank, or other nominee, which is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote the shares in your account. You may also vote these shares by attending the Annual Meeting. If you do not wish to vote at or will not be attending the Annual Meeting, you may vote by proxy as described in the Notice and below under “How can I vote my shares without attending the Annual Meeting?” If you requested printed copies of the proxy materials, your broker, bank, or other nominee has enclosed a voting instruction form for you to use to direct the broker, bank, or other nominee regarding how to vote your shares. Please instruct your broker, bank, or other nominee how to vote your shares using the voting instruction form you received from them.

Can I attend the Annual Meeting?
Yes. You are invited to attend the Annual Meeting, which will be held virtually, if you are a stockholder of record or a beneficial owner as of April 28, 2025. Only stockholders of record or beneficial owners as of April 28, 2025 can vote, ask questions, or make comments. To join as a stockholder, you must go to www.virtualshareholdermeeting.com/EBAY2025 (“Meeting Website”) and log in using the control number on the Notice, your proxy card or your voting instruction form. We encourage you to join 15 minutes before the start time of 8:00 a.m. Pacific Time, June 25, 2025, to ensure you can connect. If you encounter any difficulties while accessing the Annual Meeting during the check-in or meeting time, a phone number for technical assistance will be made available on the Meeting Website 15 minutes prior to the start time of the Annual Meeting. A recording of the Annual Meeting will be archived for at least 90 days following the date of the Annual Meeting. You may find a link to it at https://investors.ebayinc.com.
Even if you plan to attend the Annual Meeting, we encourage you to vote your shares in advance using one of the methods described in this Proxy Statement to ensure that your vote will be represented at the Annual Meeting. We reserve the right to eject an attendee or cut off speaking privileges for behavior likely to cause disruption or annoyance or for failure to comply with reasonable requests or the rules of conduct for the meeting, including time limits applicable to attendees who are permitted to speak.
How can I participate in the Annual Meeting?
We intend to hold the Annual Meeting virtually. A virtual meeting is one held by means of remote communication. Stockholders will be able to join the meeting via the Meeting Website where they can listen to the speakers, view any presentations, submit questions and comments, hear the company’s responses, and vote their shares electronically. Rules of conduct and instructions to vote and to ask questions or make comments will be available at the Meeting Website during the meeting.
No recording of the Annual Meeting is allowed by anyone other than the Company, including audio and video recording.
We will endeavor to answer as many questions submitted by stockholders (or their proxyholders) as time permits and expect to allocate up to 20 minutes for the question-and-answer period. To allow us to answer questions from as many stockholders as possible, each stockholder

2025 Proxy Statement   93
(or their proxyholder) will be allowed to pose up to two questions. We reserve the right to edit profanity or other inappropriate language and to exclude questions regarding topics that are not pertinent to meeting business or company business. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition. If stockholders have matters of individual concern or questions that are not addressed during the meeting, they can submit questions or comments on our investor relations website at https://investors.ebayinc.com/contact-us-and-resources/contact-us/default.aspx.
In the event of technical difficulties with the Annual Meeting, we expect that an announcement will be made on www.virtualshareholdermeeting.com/EBAY2025. If necessary, the announcement will provide updated information regarding the date, time, and location of the Annual Meeting. Any updated information regarding the Annual Meeting will also be posted on our investor relations website at https://investors.ebayinc.com. If you have technical difficulty accessing the meeting, please call the U.S. or international phone number (as applicable) listed on www.virtualshareholdermeeting.com/EBAY2025 for technical assistance.
Can I vote my shares at the Annual Meeting?
Yes. Shares held directly in your name as the stockholder of record, as well as shares held in street name through a broker, bank, or other nominee, may be voted at the Annual Meeting. Even if you plan to attend the Annual Meeting, eBay recommends that you submit a proxy as described in the Notice and below under “How can I vote my shares without attending the Annual Meeting?” so that your vote will be counted if you later decide not to attend the Annual Meeting.
How can I vote my shares without attending the Annual Meeting?
If you are a stockholder of record, you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by telephone or mail pursuant to instructions provided on the proxy card.
If you hold shares beneficially in street name, you may vote through a voting instruction form over the Internet by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by telephone or mail by following the voting instruction form provided to you by your broker, bank, or other nominee.
Can I change my vote or revoke my proxy?
Yes. If you are the stockholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the Annual Meeting. Proxies may be revoked by any of the following actions:
•
filing a timely written notice of revocation with our Corporate Secretary at our principal executive office (2025 Hamilton Avenue, San Jose, California 95125);

•
submitting a new proxy at a later date via the Internet, by telephone, or by mail following the instructions provided in the Notice or, if requested, the proxy card; or

•
attending the Annual Meeting and voting (attendance at the Annual Meeting will not, by itself, revoke a proxy).

If your shares are held in a brokerage account or by a broker, bank, or other nominee, you should follow the instructions provided by your broker, bank, or other nominee.
Only the latest validly executed proxy that you submit will be counted.
How are votes counted?
You may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to each of the director nominees named in this Proxy Statement. If you elect to abstain from voting on the election of directors, the abstention will not have any effect on the election of directors. In tabulating the voting results for the election of directors, only “FOR” and “AGAINST” votes are counted.
You may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to:
•
the ratification of the appointment of independent auditors;

•
the advisory vote to approve named executive officers’ compensation;

•
the approval of the amendment and restatement of the eBay Equity Incentive Award Plan; and

•
each of the stockholder proposals.

94   2025 Proxy Statement
If you elect to abstain from voting on any of these proposals, the abstention will have the same effect as an “AGAINST” vote with respect to such proposal, except that such abstention will have no effect on the election of directors.
If you provide specific instructions with regard to certain proposals, your shares will be voted as you instruct on such proposals. If no instructions are indicated, the shares will be voted as recommended by our Board.
Who will count the votes?
A representative of Broadridge Financial Solutions, Inc. will tabulate the votes and act as the inspector of election.
What is the quorum requirement for the Annual Meeting?
The quorum requirement for holding the Annual Meeting and transacting business is a majority of the outstanding shares entitled to be voted at the Annual Meeting. The shares may be present in person or represented by proxy at the Annual Meeting. Abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.
What is the voting requirement to approve each of the proposals? What effect will abstentions and broker non-votes have?
The following chart describes the proposals to be considered at the Annual Meeting, the vote required to elect directors to the Board and to adopt each of the other proposals, and the manner in which votes will be counted. Shares voted “ABSTAIN” and shares not represented at the meeting have no effect on the election of directors.
For each of the other proposals, abstentions have the same effect as “AGAINST” votes. If you are a beneficial holder and do not provide specific voting instructions to your broker, the organization that holds your shares will not be authorized to vote your shares, which would result in “broker non-votes,” on proposals other than the ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for 2025. Accordingly, we encourage you to vote promptly, even if you plan to attend the Annual Meeting.
PROPOSAL	VOTING OPTIONS	VOTE REQUIRED TO ADOPT THE PROPOSAL	EFFECT OF ABSTENTIONS	EFFECT OF BROKER NON-VOTES*
Election of 11 director nominees named in this Proxy Statement	For, against or abstain on each nominee	A nominee for director will be elected if the votes cast for such nominee exceed the votes cast against such nominee	No effect	No effect
Ratification of appointment of independent auditors	For, against or abstain	The affirmative vote of a majority of the shares of common stock present at the Annual Meeting in person or represented by proxy and entitled to vote thereon	Treated as votes against	Not applicable. Brokers have discretion to vote
Advisory vote to approve named executive officers’ compensation	For, against or abstain	The affirmative vote of a majority of the shares of common stock present at the Annual Meeting in person or represented by proxy and entitled to vote thereon	Treated as votes against	No effect
Approval of the Amendment and Restatement of the eBay Equity Incentive Award Plan	For, against or abstain	The affirmative vote of a majority of the shares of common stock represented at the Annual Meeting in person or by proxy and entitled to vote thereon	Treated as votes against	No effect
Stockholder proposal, if properly presented	For, against or abstain	The affirmative vote of a majority of the shares of common stock represented at the Annual Meeting in person or by proxy and entitled to vote thereon	Treated as votes against	No effect
Stockholder proposal, if properly presented	For, against or abstain	The affirmative vote of a majority of the shares of common stock represented at the Annual Meeting in person or by proxy and entitled to vote thereon	Treated as votes against	No effect

*
A broker non-vote occurs when shares held by a broker, bank, or other nominee in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker, bank, or other nominee (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares with respect to that particular proposal.

2025 Proxy Statement   95
What happens if a nominee who is duly nominated does not receive a majority vote?
Each current director who is standing for election at the Annual Meeting has tendered an irrevocable resignation from the Board that will become effective if (1) the election is uncontested and (2) the CGNC or another committee of the Board comprised of independent directors determines to accept such resignation after the director fails to receive a majority of votes cast. This determination will be made within 90 days of the Annual Meeting (subject to an additional 90-day period in certain circumstances) and will be publicly reported promptly after it is made.
Where can I find the voting results of the Annual Meeting?
We will report the voting results in a Current Report on Form 8-K filed with the SEC following the Annual Meeting.
Who will bear the cost of soliciting votes for the Annual Meeting?
eBay will pay the entire cost of the solicitation of proxies. eBay has retained the services of Morrow Sodali LLC a professional proxy solicitation firm, to aid in the solicitation of proxies. eBay expects that it will pay Morrow Sodali LLC its customary fees, estimated not to exceed approximately $19,000 in the aggregate, plus reasonable out-of-pocket expenses incurred in the process of soliciting proxies. eBay has agreed to indemnify Morrow Sodali against certain liabilities relating to or arising out of their engagement. In addition, eBay may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. eBay must also pay banks, brokerage houses, fiduciaries, and custodians holding in their names shares of our common stock beneficially owned by others certain fees associated with:
•
forwarding the Notice to beneficial owners;

•
forwarding printed proxy materials to beneficial owners who specifically request them; and

•
obtaining beneficial owners’ voting instructions.

Solicitations may also be made by personal interview, mail, telephone, facsimile, email, Twitter, other electronic channels of communication, in particular LinkedIn, eBay’s investor relations website, other eBay-hosted websites and blogs, or otherwise by directors, officers, and other employees of eBay, but eBay will not additionally compensate its directors, officers, or other employees for these services.
May I propose actions for consideration at next year’s Annual Meeting or nominate individuals to serve as directors?
Yes. You may submit proposals for consideration at future annual stockholder meetings. To be considered for inclusion in the proxy materials for our 2026 Annual Meeting of Stockholders, your proposal (other than a proposal for director nomination) must be received by our Corporate Secretary at our principal executive office no later than December 31, 2025. Your proposal must comply with the procedures and requirements set forth in Rule 14a-8 under the Exchange Act. Your proposal should be sent to our Corporate Secretary at our principal executive office (1) via registered, certified or express mail to 2025 Hamilton Avenue, San Jose, California 95125, or (2) via email to shareholderproposals@ebay.com (with a confirmation copy sent via first class mail to our Corporate Secretary at the foregoing address). Please note: submissions to any other eBay email accounts or facsimile submissions, including our investor relations email accounts, will not be accepted.
A stockholder proposal or nomination for director will generally not be included in our proxy materials but will otherwise be considered at the 2026 Annual Meeting of Stockholders so long as it is submitted, together with the information required by our bylaws, to our Corporate Secretary at our principal executive office no earlier than February 25, 2026 and no later than March 27, 2026 and otherwise in accordance with our bylaws.
In order to comply with the SEC’s universal proxy rule, stockholders who intend to solicit proxies for director nominees submitted under the advance notice requirements of our bylaws must also comply with the additional requirements of Rule 14a-19 under the Exchange Act. However, we note that the deadline provided for in Rule 14a-19 does not supersede any of the requirements or timing required by our bylaws. We encourage stockholders who wish to submit a proposal or nomination to seek independent counsel. We will not consider any proposal or nomination that is not timely or otherwise does not meet the bylaw and SEC requirements. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.
Our bylaws also provide that, under certain circumstances, a stockholder or group of stockholders may include director candidates that they have nominated in the proxy materials for our annual meetings. These proxy access provisions of our bylaws provide, among other things,

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that a stockholder, or a group of up to 20 stockholders, owning 3% or more of the Company’s outstanding stock continuously for at least three years, may nominate, and include in our proxy materials for an annual meeting, two individuals to serve as directors or 20% of the Board, whichever is greater. The nominating stockholder or group of stockholders also must deliver the information required by, and each nominee must meet the qualifications required by, our bylaws. Requests to include stockholder-nominated candidates in the Company’s proxy materials for the 2026 Annual Meeting of Stockholders must be received by the Corporate Secretary at the above address no earlier than February 25, 2026 and no later than March 27, 2026. We advise you to review our bylaws, which contain these and other requirements with respect to advance notice of stockholder proposals and director nominations and proxy access nominations, including certain information that must be included concerning the stockholder and each proposal and nominee. Failure to comply with the requirements, procedures and deadlines in our bylaws may preclude presentation and consideration of the matter or nomination of the applicable candidate for election at the 2026 Annual Meeting of Stockholders. Our bylaws were filed with the SEC as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2024 and can be viewed by visiting our investor relations website at https://investors.ebayinc.com/financial-information/annual-reports/default.aspx. You may also obtain a copy by writing to our Corporate Secretary at our principal executive office (2025 Hamilton Avenue, San Jose, California 95125).
How can I get electronic access to the Proxy Statement and Annual Report?
The Notice, proxy card or voting instruction form will contain instructions on how to:
•
view our proxy materials for the Annual Meeting on the Internet and vote your shares; and

•
instruct us to send our future proxy materials to you electronically by email.

Our proxy materials are also available on our investor relations website at
https://investors.ebayinc.com/financial-information/annual-reports/default.aspx.
You can choose to receive future proxy materials electronically by visiting our investor relations website at https://investors.ebayinc.com/financial-information/annual-reports/default.aspx. If you choose to receive future proxy materials electronically, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your choice to receive proxy materials electronically will remain in effect until you contact eBay Investor Relations and tell us otherwise. You may visit our investor relations website at https://investors.ebayinc.com or contact eBay Investor Relations by mail at 2025 Hamilton Avenue, San Jose, California 95125, by email at ir@ebay.com or by telephone at (408) 376-7493.
How do I obtain a paper copy of the proxy materials?
If you would like to receive a paper copy of our proxy materials, please follow the instructions included in the Notice.
How do I obtain a separate set of proxy materials if I share an address with other stockholders?
eBay has adopted an SEC-approved procedure called “householding.” Under this procedure, we are delivering a single copy of the Notice and, if applicable, the proxy materials to multiple stockholders who share an address, unless otherwise requested from one or more of the stockholders. This procedure reduces the environmental impact of our annual meetings and reduces our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. If you reside at such an address and wish to receive a separate copy of the Notice and, if applicable, the proxy materials, including our annual report, you may contact eBay Investor Relations by mail at 2025 Hamilton Avenue, San Jose, California 95125, by email at ir@ebay.com or by telephone at (408) 376-7493 and we will promptly deliver a separate copy of the Notice and, if applicable, the proxy materials. You may also contact eBay Investor Relations if you would like to receive separate copies in the future, or if you are receiving multiple copies of our proxy materials and would like to receive only one copy in the future. Stockholders who hold shares in street name (as described above) may contact their broker, bank, or other nominee to request information about householding.

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Other Matters
The Board knows of no other matter that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting or any adjournment or postponement thereof, the persons named in the accompanying proxy intend to vote on those matters in accordance with their best judgment.
Stockholders are urged to vote via the Internet or by telephone by following the instructions in the Notice or, if applicable, the proxy card or voting instruction form.
By Order of the Board of Directors,
Samantha Wellington
Secretary
April 30, 2025
Copies of this Proxy Statement and our annual report for the year ended December 31, 2024 are available by visiting our investor relations website at https://investors.ebayinc.com/financial-information/annual-reports/default.aspx.
You may also obtain copies free of charge by contacting investor relations by mail at 2025 Hamilton Avenue, San Jose, California 95125

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Appendix A:
Amendment and Restatement of the eBay Equity Incentive Award Plan
Ebay Inc.
Equity Incentive Award Plan
Initial Stockholder Approval On June 19, 2008
Amendment And Restatement Adopted By The Board Of Directors On March 4, 2009
Stockholder Approval Of Amendment And Restatement On April 29, 2009
Amendment And Restatement Adopted By The Compensation Committee (Pursuant To
Delegation Of Authority From The Board Of Directors) On March 14, 2010
Stockholder Approval Of Amendment And Restatement On April 29, 2010
Amendment And Restatement Adopted By The Board Of Directors On March 6, 2012
Stockholder Approval Of Amendment And Restatement On April 26, 2012
Amendment And Restatement Adopted By The Board Of Directors On February 28, 2014
Stockholder Approval Of Amendment And Restatement On May 13, 2014
Amendment And Restatement Adopted By The Board Of Directors On March 15, 2016
Stockholder Approval Of Amendment And Restatement On April 27, 2016
Amendment And Restatement Adopted By The Compensation And Human Capital Committee
(Pursuant To Delegation Of Authority From The Board Of Directors) On March 30, 2023Stockholder Approval Of Amendment And Restatement On June 21, 2023
Amendment And Restatement Adopted By The Compensation And Human Capital Committee (Pursuant To
Delegation Of Authority From The Board Of Directors) On March 24, 2025
Stockholder Approval Of Amendment And Restatement On [           ], 2025
ARTICLE 1.
PURPOSE
The purpose of the eBay Inc. Equity Incentive Award Plan, as amended and restated herein (the “Plan”), is to promote the success and enhance the value of eBay Inc. (the “Company”) by linking the personal interests of the members of the Board, Employees, and Consultants (each as defined below) to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.
ARTICLE 2.
DEFINITIONS AND CONSTRUCTION
Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.
2.1 “Award” means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Performance Share award, a Performance Stock Unit award, a Dividend Equivalents award, a Stock Payment award, a Deferred Stock Unit award, a Restricted Stock Unit award, or a Performance Bonus Award, granted to a Participant pursuant to the Plan.
2.2 “Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award, including through electronic medium.
2.3 “Board” means the Board of Directors of the Company.
2.4 “Change in Control” means and includes each of the following:
(a) A transaction or series of transactions (other than an offering of Stock to the general public through a registration statement filed with the U.S. Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in

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Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or
(b) During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.4(a) or Section 2.4(c)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; ore
(c) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:
(i) Which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and
(ii) After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.4(c)(ii) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or
(d) The Company’s stockholders approve a liquidation or dissolution of the Company.
In addition, if the Change in Control constitutes a payment event with respect to any Award which provides for the deferral of compensation and is subject to Section 409A of the Code, to the extent required, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award must also constitute a “change in control event” as defined in Treasury Regulation § 1.409A-3(i)(5). The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.
2.5 “Code” means the U.S. Internal Revenue Code of 1986, as amended.
2.6 “Committee” means the committee of the Board described in Article 13.
2.7 “Consultant” means any consultant or adviser if: (a) the consultant or adviser renders bona fide services to the Company or any Subsidiary; (b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (c) the consultant or adviser is a natural person.
2.8 “Deferred Stock Unit” means a right to receive a specified number of shares of Stock during specified time periods pursuant to Section 8.5.
2.9 “Director” means a member of the Board.
2.10 “Disability” means that the Participant qualifies to receive long-term disability payments under the Company’s long-term disability insurance program, as it may be amended from time to time, or if Participant is otherwise ineligible to participate in the Company’s long-term disability insurance program or resides outside the United States and no such program exists, means that the Participant is unable to perform his or her duties with the Company or its Subsidiary by reason of a medically determinable physical or mental impairment, as determined by a physician acceptable to the Company, which is permanent in character or which is expected to last for a continuous period of more than six (6) months.
2.11 “Dividend Equivalent” means a right granted to a Participant pursuant to Section 8.3 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.
2.12 “DRO” shall mean a domestic relations order as defined by the Code or Title I of the U.S. Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.
2.13 “Effective Date” shall have the meaning set forth in Section 14.1.
2.14 “Eligible Individual” means any person who is an Employee, a Consultant or an Independent Director, as determined by the Committee.

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2.15 “Employee” means any person on the payroll records of the Company or a Subsidiary and actively providing services as an employee. Service as a Director or compensation by the Company or a Subsidiary solely for services as a Director shall not be sufficient to constitute “employment” by the Company or a Subsidiary.
2.16 “Equity Restructuring” shall mean a nonreciprocal transaction between the company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the shares of Stock (or other securities of the Company) or the share price of Stock (or other securities) and causes a change in the per share value of the Stock underlying outstanding Awards.
2.17 “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.
2.18 “Fair Market Value” means, as of any given date, (a) if Stock is traded on any established stock exchange, the closing price of a share of Stock as reported in the Wall Street Journal (or such other source as the Company may deem reliable for such purposes) for such date, or if no sale occurred on such date, the first trading date immediately prior to such date during which a sale occurred; or (b) if Stock is not traded on an exchange but is quoted on a national market or other quotation system, the last sales price on such date, as reported in the Wall Street Journal (or such other source as the Company may deem reliable for such purposes), or if no sales occurred on such date, then on the date immediately prior to such date on which sales prices are reported; or (c) if Stock is not publicly traded, the fair market value of a share of Stock as established by the Committee acting in good faith.
2.19 “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.
2.20 “Independent Director” means a Director of the Company who is not an Employee.
2.21 “Non-Employee Director” means a Director of the Company who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) under the Exchange Act, or any successor rule.
2.22 “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.
2.23 “Option” means a right granted to a Participant pursuant to Article 5 of the Plan to purchase a specified number of shares of Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.
2.24 “Participant” means any Eligible Individual who, as a member of the Board, Consultant or Employee, has been granted an Award pursuant to the Plan.
2.25 “Performance Bonus Award” has the meaning set forth in Section 8.7.
2.26 “Performance Criteria” means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period, determined as follows:
(a) The Performance Criteria that will be used to establish Performance Goals may include the following, or such other performance criteria as the Committee may select: trading volume, users, gross merchandise volume, total payment volume, revenue, operating income, EBITDA and/or net earnings (either before or after interest, taxes, depreciation and amortization), net income (either before or after taxes), earnings per share, earnings as determined other than pursuant to United States generally accepted accounting principles (“GAAP”), multiples of price to earnings, multiples of price/earnings to growth, return on net assets, return on gross assets, return on equity, return on invested capital, Stock price, cash flow (including, but not limited to, operating cash flow and free cash flow), net or operating margins, economic profit, Stock price appreciation, total stockholder returns, employee productivity, market share, volume, customer satisfaction metrics, and employee engagement/satisfaction metrics any of which may be measured with respect to the Company, or any Subsidiary, affiliate or other business unit of the Company, either in absolute terms, terms of growth or as compared to any incremental increase, as compared to results of a peer group.
(b) The Committee may, in its discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under GAAP; (ix) items attributable to any stock dividend, stock split, combination or exchange of shares occurring during the Performance Period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments; (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; or (xiv) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions.
2.27 “Performance Goals” means, for a Performance Period, the goals established by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its discretion, may adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or

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enlargement of the rights of Participants (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.
2.28 “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a performance-based Award.
2.29 “Performance Share” means a right granted to a Participant pursuant to Section 8.1, to receive Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.
2.30 “Performance Stock Unit” means a right granted to a Participant pursuant to Section 8.2, to receive Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.
2.31 “Plan” means this eBay Inc. Equity Incentive Award Plan, as amended and restated herein and as it may be amended from time to time.
~~2.32 “Prior Plan” means the GSI Commerce, Inc. 2010 Equity Incentive Plan, as amended.~~
2.32~~3~~ “Restricted Stock” means Stock awarded to a Participant pursuant to Article 6 that is subject to certain restrictions and may be subject to risk of forfeiture.
2.33~~4~~ “Restricted Stock Unit” means an Award granted pursuant to Section 8.6.
2.34~~5~~ “Securities Act” shall mean the U.S. Securities Act of 1933, as amended.
2.35~~6~~ “Stock” means the common stock of the Company, par value $0.001 per share, and such other securities of the Company that may be substituted for Stock pursuant to Article 12.
2.36~~7~~ “Stock Appreciation Right” or “SAR” means a right granted pursuant to Article 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.
2.37~~8~~ “Stock Payment” means (a) a payment in the form of shares of Stock, or (b) an option or other right to purchase shares of Stock, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of a benefit or compensation, granted pursuant to Section 8.4.
2.38~~9~~ “Subsidiary” means any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if, at the time of the determination, each of the entities other than the last entity in the unbroken chain beneficially owns securities or interests representing more than fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.
2.39~~40~~ “Termination of Service” shall mean,
(a) As to a Consultant, the time when the engagement of a Participant as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, without limitation, by resignation, discharge, death or retirement, but excluding a termination where there is a simultaneous commencement of employment with the Company or any Subsidiary.
(b) As to a Non-Employee Director or Independent Director, the time when a Participant who is a Non-Employee Director or Independent Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement, but excluding: (i) a termination where there is simultaneous employment by the Company or a Subsidiary of such person and (ii) a termination which is followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with such person.
(c) As to an Employee, the time when the Participant has ceased to actively be employed by or to provide services to the Company or any Subsidiary for any reason, without limitation, including resignation, discharge, death, disability or retirement; but excluding: (i) a termination where there is a simultaneous reemployment or continuing employment of a Participant by the Company or any Subsidiary, (ii) a termination which is followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee, and (iii) a termination where a Participant simultaneously becomes an Independent Director.
(d) The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Service, including, without limitation, questions relating to the nature and type of Termination of Service, and all questions of whether particular leaves of absence constitute Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Committee otherwise provides in the terms of the Award Agreement, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Service if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. For purposes of the Plan, a Participant shall be

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deemed to have a Termination of Service in the event that the Subsidiary employing or contracting with such Participant ceases to remain a Subsidiary following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).
ARTICLE 3.
SHARES SUBJECT TO THE PLAN
3.1 Number of Shares.
(a) Subject to Article 12 and Section 3.1(b), the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards granted under the Plan on or after the Effective Date of the Plan is (i) the number of shares of Stock available under the Plan immediately prior to the Effective Date, plus (ii) ~~30~~20 million shares of Stock. Any shares of Stock that are subject to Awards granted under the Plan on or after June ~~21~~25, ~~2023~~2025 shall be counted against this limit as one (1) share for every share of Stock subject to the Award granted.
(b) To the extent that an award granted under the Plan ~~or the Prior Plan~~ terminates, expires, or lapses for any reason, or such an award is settled in cash without delivery of shares to the Participant, then any shares of Stock subject to the award shall again be available for the grant of an Award pursuant to the Plan. Any such shares of Stock that cease to be subject to an Award shall be added to the number of shares available under the Plan as one (1) share for every share of Stock that ceases to be subject to such award. Notwithstanding anything in this Section 3.1(b) to the contrary, shares of Stock subject to an award under this Plan ~~or the Prior Plan~~ may not again be made available for issuance under this Plan if such shares are: (x) shares delivered to or withheld by the Company to pay the exercise price of an Option, (y) shares delivered to or withheld by the Company to satisfy withholding taxes related to such an award or (z) shares that were subject to an award and were not issued upon the net settlement of such award. Additionally, shares of Stock repurchased by the Company using Option exercise proceeds will not increase the number of shares of Stock available for issuance under the Plan and SARs payable in shares shall reduce the number of shares that may be issued under the Plan by the gross number of shares subject to the SAR (or the portion thereof being exercised), not the net number of shares issued upon exercise of the SAR. To the extent permitted by applicable law or any exchange rule, shares of Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against shares of Stock available for grant pursuant to this Plan. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3.1(b), no shares of Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.
3.2 Stock Distributed. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.
3.3 Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Article 12, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during any calendar year shall be 2,000,000.
ARTICLE 4.
ELIGIBILITY AND PARTICIPATION
4.1 Participation. Subject to the provisions of the Plan, the Committee may, from time to time, and in its sole discretion, select from among all Eligible Individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No Eligible Individual shall have any right to be granted an Award pursuant to this Plan.
4.2 Foreign Participants. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have Eligible Individuals, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable, including adoption of rules, procedures or sub-plans applicable to particular Subsidiaries or Participants residing in particular locations; provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Sections 3.1 and 3.3 of the Plan; and (v) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules, procedures and sub-plans with provisions that limit or modify rights on eligibility to receive an Award under the Plan or on death, disability, retirement or other Termination of Service, available methods of exercise or settlement of an Award, payment of income, social insurance contributions and payroll taxes, the shifting of employer tax liability to the Participant, the withholding procedures and handling of any Stock certificates or other indicia of ownership. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law or governing statute or any other law applicable to the Stock or the issuance of Stock under the Plan.

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ARTICLE 5.
STOCK OPTIONS
5.1 General. The Committee is authorized to grant Options to Eligible Individuals on the following terms and conditions:
(a) Exercise Price. The exercise price per share of Stock subject to an Option shall be determined by the Committee and set forth in the Award Agreement; provided, that, subject to Section 5.2(c), the exercise price for any Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant.
(b) Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part; provided that the term of any Option granted under the Plan shall not exceed ten years. The Committee shall determine the time period, including the time period following a Termination of Service, during which the Participant has the right to exercise the vested Options, which time period may not extend beyond the term of the Option. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.
(c) Evidence of Grant. All Options shall be evidenced by an Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Committee.
5.2 Incentive Stock Options. Incentive Stock Options shall be granted only to Employees and the terms of any Incentive Stock Options granted pursuant to the Plan, in addition to the requirements of Section 5.1, must comply with the provisions of this Section 5.2.
(a) Expiration. Subject to Section 5.2(c), an Incentive Stock Option shall expire and may not be exercised to any extent by anyone after the first to occur of the following events:
(i) Ten years from the date it is granted, unless an earlier time is set in the Award Agreement;
(ii) Three months after the Participant’s termination of employment as an Employee; and
(iii) One year after the date of the Participant’s termination of employment or service on account of Disability or death. Upon the Participant’s Disability or death, any Incentive Stock Options exercisable at the Participant’s Disability or death may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant’s last will and testament, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.
(b) Dollar Limitation. The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.
(c) Ten Percent Owners. An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) and the Option is exercisable for no more than five years from the date of grant.
(d) Notice of Disposition. The Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such shares of Stock to the Participant.
(e) Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.
(f) Failure to Meet Requirements. Any Option (or portion thereof) purported to be an Incentive Stock Option, which, for any reason, fails to meet the requirements of Section 422 of the Code shall be considered a Non-Qualified Stock Option.
5.3 Substitution of Stock Appreciation Rights. Subject to Section 10.8, the Committee may provide in the Award Agreement evidencing the grant of an Option that the Committee, in its sole discretion, shall have to right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option; provided, that such Stock Appreciation Right shall be exercisable with respect to the same number of shares of Stock for which such substituted Option would have been exercisable.
5.4 Substitute Awards. Notwithstanding the foregoing provisions of this Article 5 to the contrary, in the case of an Option that is granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a transaction, such as a merger, combination, consolidation or acquisition of property or stock, the exercise price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Award is granted) of the shares subject to the Award, over (b) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Award, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

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ARTICLE 6.
RESTRICTED STOCK AWARDS
6.1 Grant of Restricted Stock.
(a) The Committee is authorized to make Awards of Restricted Stock to any Eligible Individual selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. All Awards of Restricted Stock shall be evidenced by an Award Agreement.
(b) The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.
6.2 Issuance and Restrictions. All shares of Restricted Stock (including any shares received by Participants thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions on transferability and other restrictions and vesting requirements as the Committee shall provide. Such restrictions may include, without limitation, restrictions concerning voting rights and transferability and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Committee, including, without limitation, criteria based on the Participant’s duration of employment, directorship or consultancy with the Company, Performance Criteria, Company performance, individual performance or other criteria selected by the Committee. By action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of such Restricted Stock by removing any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.
6.3 Repurchase or Forfeiture of Restricted Stock. If no price was paid by the Participant for the Restricted Stock, upon a Termination of Service the Participant’s rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company without consideration. If a price was paid by the Participant for the Restricted Stock, upon a Termination of Service the Company shall have the right to repurchase from the Participant the unvested Restricted Stock then subject to restrictions at a cash price per share equal to the price paid by the Participant for such Restricted Stock or such other amount as may be specified in the Award Agreement. The Committee in its discretion may provide that in the event of certain events, including a Change in Control, the Participant’s death, retirement or disability or any other specified Termination of Service or any other event, the Participant’s rights in unvested Restricted Stock shall not lapse, such Restricted Stock shall vest and, if applicable, the Company shall not have a right of repurchase.
6.4 Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.
6.5 Section 83(b) Election. If a Participant makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Participant would otherwise be taxable under Section 83(a) of the Code, the Participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.
ARTICLE 7.
STOCK APPRECIATION RIGHTS
7.1 Grant of Stock Appreciation Rights.
(a) A Stock Appreciation Right may be granted to any Eligible Individual selected by the Committee. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement; provided that the term of any Stock Appreciation Right granted under the Plan shall not exceed ten years.
(b) A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount equal to the product of (i) the excess of (A) the Fair Market Value of the Stock on the date the Stock Appreciation Right is exercised over (B) the Fair Market Value of the Stock on the date the Steck Appreciation Right was granted and (ii) the number of shares of Stock with respect to which the Stock Appreciation Right is exercised, subject to any limitations the Committee may impose. Except as described in (c) below, the exercise price per share of Stock subject to each Stock Appreciation Right shall be set by the Committee, but shall not be less than 100% of the Fair Market Value on the date the Stock Appreciation Right is granted.
(c) Notwithstanding the foregoing provisions of Section 7.1(b) to the contrary, in the case of a Stock Appreciation Right that is granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a transaction, such as a merger, combination, consolidation or acquisition of property or stock, the price per share of the shares subject to such Stock Appreciation Right may be less than the Fair Market Value per share on the date of grant,

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provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Award is granted) of the shares subject to the Award, over (b) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Award, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.
7.2 Payment and Limitations on Exercise.
(a) Subject to Sections 7.2(b) payment of the amounts determined under Section 7.1(b) above shall be in cash, in Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee in the Award Agreement and subject to any tax withholding requirements.
(b) To the extent any payment under Section 7.1(b) is effected in Stock, it shall be made subject to satisfaction of all provisions of Article 5 above pertaining to Options.
ARTICLE 8.
OTHER TYPES OF AWARDS
8.1 Performance Share Awards. Any Eligible Individual selected by the Committee may be granted one or more Performance Share awards which shall be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.
8.2 Performance Stock Units. Any Eligible Individual selected by the Committee may be granted one or more Performance Stock Unit awards which shall be denominated in unit equivalent of shares of Stock and/or units of value including dollar value of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.
8.3 Dividends and Dividend Equivalents.
(a) Any Eligible Individual selected by the Committee may be granted dividends with respect to Restricted Stock awards and Dividend Equivalents with respect to other awards based on the dividends declared on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Notwithstanding the foregoing, Dividend Equivalents that accrue with respect to an Award shall not be payable to an Eligible Individual prior to the date the Award is exercised or vests, as applicable. Such dividends and Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee; provided that to the extent shares of Stock subject to an Award are subject to performance-based vesting conditions, any dividends or Dividend Equivalents relating to such shares shall be subject to the same performance-based vesting conditions.
(b) Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or SARs.
8.4 Stock Payments. Any Eligible Individual selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.
8.5 Deferred Stock Units. Any Eligible Individual selected by the Committee may be granted an award of Deferred Stock Units in the manner determined from time to time by the Committee. The number of shares of Deferred Stock Units shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, including service to the Company or any Subsidiary, in each case on a specified date or dates or over any period or periods determined by the Committee. Stock underlying a Deferred Stock Unit award will not be issued until the Deferred Stock Unit award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Deferred Stock Units shall have no rights as a Company stockholder with respect to such Deferred Stock Units until such time as the Deferred Stock Unit Award has vested and the Stock underlying the Deferred Stock Unit Award has been issued.
8.6 Restricted Stock Units. The Committee is authorized to make Awards of Restricted Stock Units to any Eligible Individual selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. At the time of grant, the Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. The Committee shall specify, or permit the Participant to elect, the conditions and dates upon which the shares of Stock underlying the Restricted Stock Units shall be issued, which dates shall not be earlier than the date as of which the Restricted Stock Units vest and become nonforfeitable and which conditions and dates shall be subject to compliance with

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Section 409A of the Code. On the distribution dates, the Company shall, subject to Section 10.6(b), transfer to the Participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited.
8.7 Performance Bonus Awards. Any Eligible Individual selected by the Committee may be granted one or more performance-based Awards in the form of a cash bonus (a “Performance Bonus Award”) payable upon the attainment of performance-based vesting conditions that are established by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee.
8.8 Term. Except as otherwise provided herein, the term of any Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Stock Payments, Deferred Stock Units or Restricted Stock Units shall be set by the Committee in its discretion.
8.9 Exercise or Purchase Price. The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Performance Stock Units, Deferred Stock Units, Stock Payments or Restricted Stock Units; provided, however, that such price shall not be less than the par value of a share of Stock on the date of grant, unless otherwise permitted by applicable state law.
8.10 Exercise or Payment upon Termination of Service. An Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Deferred Stock Units, Stock Payments and Restricted Stock Units shall only be exercisable or payable while the Participant is an Employee, Consultant or Director, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Stock Payments, Deferred Stock Units or Restricted Stock Units may be exercised or paid subsequent to a Termination of Service, as applicable, or following a Change in Control of the Company, or because of the Participant’s retirement, death or disability, or otherwise.
8.11 Form of Payment. Payments with respect to any Awards granted under this Article 8 shall be made in cash, in Stock or a combination of both, as determined by the Committee and set forth in the applicable Award Agreement.
8.12 Award Agreement. All Awards under this Article 8 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by an Award Agreement.
ARTICLE 9.
[Reserved]
ARTICLE 10.
PROVISIONS APPLICABLE TO AWARDS
10.1 Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.
10.2 Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event the Participant’s employment or service terminates, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.
10.3 Payment. The Committee shall determine the methods by which payments by any Participant with respect to any Awards granted under the Plan may be paid, the form of payment including, without limitation: (i) cash, (ii) shares of Stock (including, in the case of payment of the exercise price of an Award, shares of Stock issuable pursuant to the exercise of the Award) held for such period of time as may be required by the Committee in order to avoid adverse accounting consequences and having a Fair Market Value on the date of delivery equal to the aggregate payments required, or (iii) other property acceptable to the Committee (including through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to the Company upon settlement of such sale). The Committee shall also determine the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.
10.4 Limits on Transfer.
(a) Except as otherwise provided in Section 10.4(b):
(i) No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Committee, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed;
(ii) No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Participant or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment,

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garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence; and
(iii) During the lifetime of the Participant, only the Participant may exercise an Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a DRO; after the death of the Participant, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution.
(b) Notwithstanding Section 10.4(a), the Committee, in its sole discretion, may determine to permit a Participant to transfer an Award other than an Incentive Stock Option to any one or more Permitted Transferees (as defined below), subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Participant (other than the ability to further transfer the Award); and (iii) the Participant and the Permitted Transferee shall execute any and all documents requested by the Committee, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal, state and foreign securities laws and (C) evidence the transfer. For purposes of this Section 10.4(b), “Permitted Transferee” shall mean, with respect to a Participant, any “family member” of the Participant, as defined under the instructions to use of the Form S-8 Registration Statement under the Securities Act, or any other transferee specifically approved by the Committee after taking into account any state, federal, local or foreign tax and securities laws applicable to transferable Awards.
10.5 Beneficiaries. Notwithstanding Section 10.4, if provided in the applicable Award Agreement, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary designation is provided in the applicable Award Agreement or if no beneficiary has been designated or survives the Participant (or if a beneficiary designation is not enforceable and/or valid under the inheritance and other laws in the Participant’s country, as determined by the Committee in its sole discretion), payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.
10.6 Stock Certificates; Book Entry Procedures.
(a) Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.
(b) Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee or required by any applicable law, rule or regulation, the Company shall not deliver to any Participant certificates evidencing shares of Stock issued in connection with any Award and instead such shares of Stock shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).
10.7 Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.
10.8 Prohibition on Repricing. Subject to Section 12.1, the Committee shall not, without the approval of the stockholders of the Company, authorize the amendment of any outstanding Award to reduce its price per share. Furthermore, subject to Section 12.1, no Option or Stock Appreciation Right with an exercise price that is greater than the Fair Market Value of a share of Stock shall be canceled and replaced or substituted for with the grant of an Award or other property having a lesser price per share without the further approval of stockholders of the Company. Subject to Section 12.1, absent the approval of the stockholders of the Company, the Committee shall not offer to buyout for

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a payment in cash, an Option or Stock Appreciation Right previously granted when the exercise price of the Option or Stock Appreciation Right is greater than the Fair Market Value of a share of Stock.
10.9 Award Vesting Limitations. Notwithstanding any other provision of the Plan to the contrary, but subject to Sections 6.2, 12.1, 12.2 and 13.3(d) of the Plan, Awards made to Employees or Consultants shall become vested on one or more vesting dates over a period of not less than one year (or, in the case of vesting based upon the attainment of Performance Goals or other performance-based objectives, over a period of not less than one year measured from the commencement of the period over which performance is evaluated) following the date the Award is granted; provided, however, that, notwithstanding the foregoing, Awards that result in the issuance to one or more Participants of an aggregate of up to 5% of the shares of Stock available pursuant to Section 3.1(a) as of Effective Date, may be granted without regard to such minimum vesting provisions. Nothing in this Section 10.9 shall preclude the Board or the Committee from taking action, in its sole discretion, to accelerate the vesting of any Award in connection with or following a Change in Control.
ARTICLE 11.
INDEPENDENT DIRECTOR AWARDS
11.1 The Board may grant Awards to Independent Directors, subject to the limitations of the Plan, pursuant to a written non-discretionary formula established by the Committee, or any successor committee thereto carrying out its responsibilities on the date of grant of any such Award (the “Independent Director Equity Compensation Policy”). The Independent Director Equity Compensation Policy shall set forth the type of Award(s) to be granted to Independent Directors, the number of shares of Stock to be subject to Independent Director Awards, the conditions on which such Awards shall be granted, become exercisable and/ or payable and expire, and such other terms and conditions as the Committee (or such other successor committee as described above) shall determine in its discretion. Notwithstanding any other provision of the Plan to the contrary, the aggregate grant date fair value of shares of Stock that may be granted during any fiscal year of the Company to any Non-Employee Director or Independent Director shall not exceed $600,000; provided, however, that (i) the limit set forth in this sentence shall be multiplied by two in the year in which a Non-Employee Director or Independent Director commences service on the Board, and (ii) the limit set forth in this sentence shall not apply to awards made pursuant to a Non-Employee Director’s or Independent Director’s election to receive an award in lieu of all or a portion of a cash retainer for service on the Board or any committee thereunder. This limit shall not increase except with stockholder approval.
ARTICLE 12.
CHANGES IN CAPITAL STRUCTURE
12.1 Adjustments.
(a) In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Stock or the share price of the Stock other than an Equity Restructuring, the Committee shall make such equitable adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change with respect to (i) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3); (ii) the number and kind of shares (or other securities or property) subject to outstanding Awards; (iii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iv) the grant or exercise price per share for any outstanding Awards under the Plan.
(b) In the event of any transaction or event described in Section 12.1 or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any of its affiliates, or of changes in applicable laws, regulations or accounting principles, the Committee, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:
(i) To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 12.1 the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, the such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Committee in its sole discretion;
(ii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;
(iii) To make adjustments in the number and type of shares of Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock Units and/or in the terms and conditions

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of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;
(iv) To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and
(v) To provide that the Award cannot vest, be exercised or become payable after such event.
(c) In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 12.1(a) and 12.1(b):
(i) The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, will be equitably adjusted. The adjustments provided under this Section 12.1(c)(i) shall be nondiscretionary and shall be final and binding on the affected Participant and the Company.
(ii) The Committee shall make such equitable adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3).
(iii) To the extent that such equitable adjustments result in tax consequences to the Participant, the Participant shall be responsible for payment of such taxes and shall not be compensated for such payments by the Company or its Subsidiaries.
(d) The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Stock or the rights thereof or which are convertible into or exchangeable for Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
12.2 ~~Acceleration Upon a~~ Change in Control. Notwithstanding Section 12.1, and except as may otherwise be provided in any applicable Award Agreement or other written agreement entered into between the Company and a Participant, if a Change in Control occurs and a Participant’s Awards are not converted, assumed, or replaced by a successor entity, then immediately prior to the Change in Control such Awards shall become fully exercisable and all forfeiture restrictions on such Awards shall lapse, provided that, to the extent the vesting of any such Award is subject to the satisfaction of Performance Goals (or other performance-based targets established by the Committee), such Award shall vest at target level performance, unless otherwise set forth in the applicable award agreement evidencing the Award. In cases where an Award is subject to the satisfaction of Performance Goals (or other performance-based targets established by the Committee) at the time of a Change in Control, such Award shall be considered converted, assumed or replaced if, following the Change in Control, the Award is converted assuming achievement of the Performance Goals at target level or as otherwise provided in the applicable Award Agreement. The determination of whether an Award shall be considered converted, assumed or replaced shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding. Upon, or in anticipation of, a Change in Control, the Committee may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including but not limited to the date of such Change in Control, and shall give each Participant the right to exercise such Awards during a period of time as the Committee, in its sole and absolute discretion, shall determine. In the event that the terms of any agreement between the Company or any Company subsidiary or affiliate and a Participant contains provisions that conflict with and are more restrictive than the provisions of this Section 12.2, this Section 12.2 shall prevail and control and the more restrictive terms of such agreement (and only such terms) shall be of no force or effect. Further, to the extent that there are tax consequences to the Participant as a result of the acceleration or lapsing of forfeiture restriction upon a Change in Control, the Participant shall be responsible for payment of such taxes and shall not be compensated for such payment by the Company or its Subsidiaries.
12.3 No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of shares of stock of any clast, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.
ARTICLE 13.
ADMINISTRATION
13.1 Committee. Except as otherwise provided herein, the Plan shall be administered by a committee consisting of two or more members of the Board (the “Committee”). Unless otherwise determined by the Board, the Committee shall consist solely of two or more members of the Board each of whom is a Non-Employee Director and an “independent director” under the rules of the Nasdaq Stock Market (or other principal securities market on which shares of Stock are traded); provided that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for

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membership set forth in this Section 13.1 or otherwise provided in any charter of the Committee. Notwithstanding the foregoing: (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to all Awards granted to Independent Directors and for purposes of such Awards the term “Committee” as used in this Plan shall be deemed to refer to the Board and (b) the Committee may delegate its authority hereunder to the extent permitted by Section 13.5. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment; Committee members may resign at any time by delivering written notice to the Board; and vacancies in the Committee may only be filled by the Board.
13.2 Action by the Committee. Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.
13.3 Authority of Committee. Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:
(a) Designate Participants to receive Awards;
(b) Determine the type or types of Awards to be granted to each Participant;
(c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;
(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines;
(e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;
(f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;
(g) Decide all other matters that must be determined in connection with an Award;
(h) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan, including adopting sub-plans to the Plan or special terms for Award Agreements, for the purposes of complying with non-U.S. laws and/or taking advantage of tax favorable treatment for Awards granted to Participants outside the United States (as further set forth in Section 4.2 of the Plan) as it may deem necessary or advisable to administer the Plan;
(i) Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and
(j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.
13.4 Decisions Binding. The Committee’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.
13.5 Delegation of Authority. To the extent permitted by applicable law, the Board or the Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards to Participants or to exercise any of the power, authority and discretion granted to the Committee pursuant to Section 13.3; provided that (i) the Committee shall have the sole authority with respect to Awards granted to or held by (a) Employees who are subject to Section 16 of the Exchange Act and (b) Covered Employees, and (ii) officers of the Company (or Directors) to whom authority has been delegated hereunder shall not be delegated such authority with respect to Awards granted to or held by such officers (or Directors). Any delegation hereunder shall be subject to the restrictions and limits that the Board or the Committee specifies at the time of such delegation, and the Board or the Committee may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 13.5 shall serve in such capacity at the pleasure of the Board or the Committee.

2025 Proxy Statement   111
ARTICLE 14.
EFFECTIVE AND EXPIRATION DATE
14.1 Effective Date. The Plan, as amended and restated as set forth herein, is effective as of June ~~21~~25, ~~2023~~2025 (the “Effective Date”), subject to approval of the Plan by the Company’s stockholders at the meeting to be held on such date. The Plan will be deemed to be approved by the stockholders if it is approved either:
(a) By a majority of the votes cast at a duly held stockholder’s meeting at which a quorum representing a majority of outstanding voting stock is, either in person or by proxy, present and voting on the plan; or
(b) By a method and in a degree that would be treated as adequate under Delaware law in the case of an action requiring stockholder approval.
14.2 Expiration Date. The Plan will expire on, and no Award may be granted pursuant to the Plan after the tenth anniversary of the Effective Date, except that no Incentive Stock Options may be granted under the Plan after the earlier of the tenth anniversary of (a) the date the Plan is approved by the Board or (b) the Effective Date. Any Awards that are outstanding on the tenth anniversary of the Effective Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.
ARTICLE 15.
AMENDMENT, MODIFICATION, AND TERMINATION
15.1 Amendment, Modification, and Termination. Subject to Section 16.16, with the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval shall be required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Article 12), (ii) permits the Committee to grant Options with an exercise price that is below Fair Market Value on the date of grant, (iii) permits the Committee to extend the exercise period for an Option beyond ten years from the date of grant or (iv) amends Section 10.8 of the Plan.
15.2 Awards Previously Granted. Except with respect to amendments made pursuant to Section 16.16, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.
ARTICLE 16.
GENERAL PROVISIONS
16.1 No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Eligible Individuals, Participants or any other persons uniformly.
16.2 No Stockholders Rights. Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to shares of Stock covered by any Award until the Participant becomes the record owner of such shares of Stock.
16.3 Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold (by any means set forth herein or in an Award Agreement), or require a Participant to remit to the Company or a Subsidiary, an amount sufficient to satisfy federal, state, local and foreign income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to participation in the Plan and legally applicable to Participant and required by law to be withheld (including any amount deemed by the Company or the Participant’s employer, in its discretion, to be an appropriate charge to the Participant even if legally applicable to the Company or the Participant’s employer). The Committee may, in its discretion and in satisfaction of the foregoing requirement, allow a Participant to elect to have the Company withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months (or such other period as may be determined by the Committee) after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant’s federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award (as described above) shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding amounts (or, if permitted by the Company, such greater amount that will not cause adverse accounting consequences for the Company and is permitted under applicable laws) or other applicable withholding rates.
16.4 No Right to Employment or Services. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.
16.5 Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

112   2025 Proxy Statement
16.6 Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board and each person to whom the Committee delegates its authority under Section 13.5 shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
16.7 Relationship to Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any severance, resignation, termination, redundancy, end of service payments, long-term service awards, pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.
16.8 Effect of Plan upon Compensation Plans. The adoption of the Plan shall not affect any compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company or any Subsidiary: (a) to establish any forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including, without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.
16.9 Awards Subject to Clawback. The Awards and any cash payment or shares of Stock delivered pursuant to an Award are subject to forfeiture, recovery by the Company or other action pursuant to the applicable Award Agreement or any clawback or recoupment policy which the Company may adopt from time to time, including without limitation any such policy which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.
16.10 Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.
16.11 Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.
16.12 Fractional Shares. No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.
16.13 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 under the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.
16.14 Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal, state, local and foreign laws, rules and regulations (including but not limited to state, federal and foreign securities law and margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. The Company shall have no obligation to issue or deliver shares of Stock prior to obtaining any approvals from listing, regulatory or governmental authority that the Company determines are necessary or advisable. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. The Company shall be under no obligation to register pursuant to the Securities Act, any of the shares of Stock paid pursuant to the Plan. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.
16.15 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflict of laws of that State.
16.16 Section 409A. To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Committee determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (a) exempt the Award from

2025 Proxy Statement   113
Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.
* * * * *
I hereby certify that the foregoing Plan was duly adopted by the Compensation and Human Capital Committee of the Board of Directors of eBay Inc. (upon delegation of authority from the Board of Directors of eBay Inc.) on March 24, 2025.
* * * * *
I hereby certify that the foregoing Plan was approved by the stockholders of eBay Inc. on [           ], 2025.
Executed on this [      ] day of [           ], 2025.
Senior Vice President, Chief Legal Officer and Secretary

2025 Hamilton Avenue
San Jose, California 95125
https://investors.ebayinc.com

ebay

2025 HAMILTON AVENUE
SAN JOSE, CA 95125

SCAN TO VIEW MATERIALS & VOTE

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V65610-P29917 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

EBAY INC.

	For	Against	Abstain
The Board of Directors recommends you vote "FOR" proposal 2 below:			
Proposal 2 - Ratification of appointment of independent auditors.	☐	☐	☐
The Board of Directors recommends you vote "FOR" proposal 3 below:			
Proposal 3 - Advisory vote to approve named executive officer compensation.	☐	☐	☐
The Board of Directors recommends you vote "FOR" proposal 4 below:			
Proposal 4 - Approval of the Amendment and Restatement of the eBay Equity Incentive Award Plan.	☐	☐	☐
The Board of Directors recommends you vote "AGAINST" each of the stockholder proposals below:	**For**	**Against**	**Abstain**
Stockholder Proposal 5 - Special stockholder meeting threshold, if properly presented.	☐	☐	☐
Stockholder Proposal 6 - Director resignation policy, if properly presented.	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYEBAY INC.V65610-P299171a. Adriane M. Brown1b. Aparna Chennapragada1c. Logan D. Green1d. E. Carol Hayles1e. Jamie Iannone1f. Shripriya Mahesh1g. William D. Nash1h. Paul S. Pressler1i. Zane Rowe1j. Mohak Shroff1k. Perry M. TraquinaFor Against AbstainFor Against AbstainFor Against Abstain! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !Proposal 2 - Ratification of appointment of independent auditors.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each signpersonally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. If this proxy is signed and returned, it will bevoted in accordance with your instructions.NOTE: Such other business as may properly come before the meeting orany continuation or adjournment thereof.The Board of Directors recommends you vote "FOR" proposal 3below:The Board of Directors recommends you vote "FOR" proposal 4below:The Board of Directors recommends you vote "AGAINST" each ofthe stockholder proposals below:The Board of Directors recommends you vote "FOR" proposal 2below:Proposal 3 - Advisory vote to approve named executive officercompensation.Proposal 4 - Approval of the Amendment and Restatement of the eBayEquity Incentive Award Plan.Stockholder Proposal 6 - Director resignation policy, if properlypresented.Stockholder Proposal 5 - Special stockholder meeting threshold, ifproperly presented.Proposal 1 - Election of 11 director nominees named in the proxy statement.Nominees:The Board of Directors recommends that you vote "FOR" each of the Board of Directors' nominees below:! ! !! ! !! ! !SCAN TOVIEW MATERIALS & VOTE w2025 HAMILTON AVENUESAN JOSE, CA 95125 VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of informationup until 11:59 P.M. Eastern Time on June 24, 2025. Have your proxy card in hand whenyou access the web site and follow the instructions to obtain your records and to createan electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/EBAY2025You may attend the meeting via the Internet and vote during the meeting. Have theinformation that is printed in the box marked by the arrow available and follow theinstructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M.Eastern Time on June 24, 2025. Have your proxy card in hand when you call and thenfollow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.Continued and to be signed on reverse sideeBay Inc.PROXY SOLICITED BY THE BOARD OF DIRECTORSNOTICE OF ANNUAL MEETING OF STOCKHOLDERSTO BE HELD ON JUNE 25, 2025The undersigned hereby appoints JAMIE IANNONE, STEVE PRIEST and SAMANTHA WELLINGTON, and each of them, as attorneysand proxies of the undersigned, with full power of substitution, to vote all shares of stock of eBay Inc. that the undersignedmay be entitled to vote at the Annual Meeting of Stockholders of eBay Inc., a Delaware corporation, to be held virtually atwww.virtualshareholdermeeting.com/EBAY2025, on Wednesday, June 25, 2025, at 8:00 a.m. Pacific Time for the purposes listedon the reverse side and at any and all continuation(s) and adjournment(s) of that meeting, with all powers that the undersignedwould possess if personally present, upon and in respect to the instructions indicated on the reverse side, with discretionaryauthority as to any and all other matters that may properly come before the meeting.THIS PROXY WILL BE VOTED AS SPECIFIED, OR IF NO CHOICE IS SPECIFIED: FOR THE ELECTION OF EACH OF THE DIRECTORNOMINEES NAMED IN THE PROXY STATEMENT AND FOR PROPOSALS 2, 3 AND 4, AND AGAINST STOCKHOLDERPROPOSALS 5 AND 6 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COMEBEFORE THE MEETING AND ANY CONTINUATION(S) AND ADJOURNMENT(S) THEREOF.PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE THAT IS POSTAGEPREPAID IF MAILED IN THE UNITED STATES.